                          [LOGO] IXIS | ADVISOR FUNDS

WHAT'S INSIDE

Goals, Strategies & Risks  Page 2

Fund Fees & Expenses..... Page 29

More About Risk.......... Page 32

Management Team.......... Page 34

Fund Services............ Page 41

Financial Performance.... Page 60

  IXIS Advisor Equity Funds
[LOGO] AEW

[LOGO] Capital Growth
Management

[LOGO] HANSBERGER

[LOGO] HARRIS ASSOCIATES L.P.
Advisor to The Oakmark Family of Funds

[LOGO] LOOMIS SAYLES & COMPANY, L.P.

[LOGO] MERCURYADVISORS

[LOGO] VAUGHAN NELSON
INVESTMENT MANAGEMENT

[LOGO] WESTPEAK
AEW Real Estate Fund
 AEW Management and Advisors, L.P.

CGM Advisor Targeted Equity Fund
 Capital Growth Management Limited Partnership

Hansberger International Fund
 Hansberger Global Investors, Inc.

Harris Associates Focused Value Fund
 Harris Associates L.P.

Harris Associates Large Cap Value Fund
 Harris Associates L.P.

IXIS U.S. Diversified Portfolio
(formerly named CDC Nvest Star Advisers Fund)
 Harris Associates L.P.
 Loomis, Sayles & Company, L.P.
 Mercury Advisors

IXIS Value Fund
(formerly named CDC Nvest Star Value Fund)
 Harris Associates L.P.
 Loomis, Sayles & Company, L.P.
 Vaughan Nelson Investment Management, L.P.
 Westpeak Global Advisors, L.P.

Vaughan Nelson Small Cap Value Fund
 Vaughan Nelson Investment Management, L.P.

Westpeak Capital Growth Fund
 Westpeak Global Advisors, L.P.
                                                                     Prospectus
                                                                    May 1, 2005

The Securities and Exchange Commission has not approved any Fund's shares or determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

For general information on the Funds or any of their services and for assistance in opening an account, contact your financial representative or call IXIS Advisor Funds.

IXIS Advisor Funds
P.O. Box 219579
Kansas City, MO 64121-9579
800-225-5478
www.ixisadvisorfunds.com

Table of Contents

GOALS, STRATEGIES & RISKS
AEW Real Estate Fund.................................. 2
CGM Advisor Targeted Equity Fund...................... 5
Hansberger International Fund......................... 8
Harris Associates Focused Value Fund................. 11
Harris Associates Large Cap Value Fund............... 13
IXIS U.S. Diversified Portfolio...................... 15
IXIS Value Fund...................................... 20
Vaughan Nelson Small Cap Value Fund.................. 24
Westpeak Capital Growth Fund......................... 27
FUND FEES & EXPENSES
Fund Fees & Expenses................................. 29
MORE ABOUT RISK
More About Risk...................................... 32
MANAGEMENT TEAM
Meet the Funds' Investment Advisers and Subadvisers.. 34
Meet the Funds' Portfolio Managers................... 37
FUND SERVICES
Investing in the Funds............................... 41
How Sales Charges Are Calculated..................... 42
It's Easy to Open an Account......................... 45
Buying Shares........................................ 47
Selling Shares....................................... 49
Selling Shares in Writing............................ 50
Exchanging Shares.................................... 52
Restrictions on Buying, Selling and Exchanging Shares 52
How Fund Shares Are Priced........................... 54
Dividends and Distributions.......................... 56
Tax Consequences..................................... 56
Compensation to Securities Dealers................... 58
Additional Investor Services ........................ 59
FINANCIAL PERFORMANCE
Financial Performance................................ 60
GLOSSARY OF TERMS
Glossary of Terms.................................... 70
If you have any questions about any of the terms used in this Prospectus, please refer to the "Glossary of Terms."

To learn more about the possible risks of investing in the Funds, please refer to the section "More About Risk." This section details the risks of practices in which the Funds may engage. Please read this section carefully before you invest.

Fund shares are not bank deposits and are not guaranteed, endorsed or insured by the Federal Deposit Insurance Corporation or any other government agency, and are subject to investment risks, including possible loss of the principal invested.

    Please see the back cover of this Prospectus for important privacy policy information.

                                    [GRAPHIC]



Goals, Strategies & Risks
AEW Real Estate Fund


Adviser:  AEW Management and Advisors, L.P. ("AEW")
Manager:  Matthew A. Troxell
Category: Mid-Cap Equity

Ticker Symbol: Class A Class B Class C
               -----------------------
               NRFAX   NRFBX   NRCFX

 Investment Goal

The Fund seeks to provide investors with above-average income and long-term growth of capital.

 Principal Investment Strategies

Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in investments of real estate investment trusts ("REITs") and/or real estate related companies.
In accordance with applicable Securities and Exchange Commission requirements, the Fund will notify shareholders prior to any change to such policy taking effect. REITs are generally dedicated to owning, and usually operating, income-producing real estate, or dedicated to financing real estate. The Fund primarily invests in equity REITs, which own or lease real estate and derive their income primarily from rental income. Real estate-related companies are those companies whose principal activity involves the development, ownership, construction, management or sale of real estate; companies with significant real estate holdings; and companies that provide products or services related to the real estate industry.
AEW employs a value-oriented investment strategy designed to identify securities that are priced below what it believes is their intrinsic value. AEW believes that ultimately the performance of real estate equity securities is dependent upon the performance of the underlying real estate assets and company management as well as the overall influence of capital markets. Consequently, when selecting securities for the Fund, AEW draws upon the combined expertise of its securities, real estate and research professionals.
When selecting investments for the Fund, AEW generally considers the following factors that it believes help to identify those companies whose shares represent the greatest value and price appreciation potential:
.. Valuation: AEW has developed a proprietary model to assess the relative value of each stock in the Fund's investment universe. This model is designed to estimate what an issuer's anticipated cash flows are worth to a stock investor (a capital markets value) and to a direct real estate investor (a real estate value). The model helps AEW to identify stocks that it believes trade at discounts to either or both of these model values relative to similar stocks. AEW will consider selling a security once it believes that there is greater relative value in other securities in the Fund's investment universe.
.. Price: AEW examines the historic pricing of each company in the Fund's universe of potential investments in order to identify stocks that it believes are out of favor. Those stocks that have under-performed in price, either in absolute terms or relative to the Fund's universe in general, are typically of greater interest, provided AEW can identify and disagree with the sentiment that caused the underperformance.
.. Income: AEW further evaluates companies and REITs by analyzing their dividend yields as well as other factors that influence the sustainability and growth of dividends. These factors include cash flow, leverage and payout ratios.
.. Catalysts: When evaluating a security, AEW also seeks to identify potential catalysts that, in its opinion, could cause the marketplace to re-value the security in the future. These catalysts can be macro-economic, market-driven or company-specific in nature.
The Fund may also:
.. Hold cash and/or invest up to 100% of its assets in U.S. government securities or money market instruments for temporary defensive purposes in response to adverse market, economic or political conditions. These investments may prevent the Fund from achieving its investment goal.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. In addition, a list of the Fund's portfolio holdings, which is updated monthly after an aging period of at least 60 days, is available on the Fund's website at www.ixisadvisorfunds.com. Please see the back cover of this prospectus for more information on obtaining a copy of the Fund's annual or semiannual report.

 Principal Investment Risks

Equity securities: Securities of real-estate-related companies and REITs in which the Fund may invest may be considered equity securities, thus subjecting the Fund to market risks. This means that you may lose money on your investment due to sudden, unpredictable drops in value or periods of below-average performance in a given stock or in the stock market as a whole.

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Real estate securities/REITs: Because the Fund concentrates its investments in the real estate industry, the Fund's performance will be dependent in part on the performance of the real estate market and the real estate industry in general. The real estate industry is particularly sensitive to economic downturns. Securities of companies in the real estate industry, including REITs, are sensitive to factors such as changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws. In addition, the value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon cash flow from their investments to repay financing costs and also on the ability of the REITs' managers. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.
Small-cap companies: Companies in the real estate industry, including REITs, in which the Fund may invest may have relatively small market capitalizations. Small-cap companies and REITs, which AEW considers to be those with market capitalizations of $1 billion or less, tend to have more limited markets and resources than companies with larger market capitalizations. Consequently, share prices of small-cap companies and REITs can be more volatile than, and perform differently from, larger company stocks.

For additional information see the section "More About Risk."

 Evaluating the Fund's Past Performance


The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year and since inception periods compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

The bar chart shows the Fund's total returns for Class A shares for each calendar year since its first full year of operations. The returns for other classes of shares offered by this Prospectus differ from the Class A returns shown in the bar chart to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

                                    [CHART] (up triangle) Highest Quarterly
                                                          Return: Fourth Quarter 2004, up
(total return)                                            16.34%
                                            (down triangle) Lowest Quarterly Return: Third
 2001     2002     2003    2004                             Quarter 2002, down 8.73%
------   ------   ------  ------
12.99%   3.45%    36.04%  34.02%


The Fund's Class A shares total return year-to-date as of March 31, 2005 was -7.10%.

The table below shows how the average annual total returns for each class of the Fund (before and after taxes for Class A) for the one-year and since inception periods compare to those of the Morgan Stanley REIT Index, an unmanaged index of the most actively traded real estate investment trusts, designed to measure real estate equity performance. You may not invest directly in an index. The Fund's total returns reflect, on a class by class basis, its expenses and the maximum sales charges that you may be required to pay when you buy or redeem the Fund's shares. Class A total returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sales of Fund

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                                                                             3
shares. The Morgan Stanley REIT Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.


                                                                            Since Class
Average Annual Total Returns                                                 Inception
(for the periods ended December 31, 2004)                       Past 1 Year (12/29/00)
Class A - Return Before Taxes                                     26.31%      19.01%
   Return After Taxes on Distributions*                           24.81%      17.27%
   Return After Taxes on Distributions & Sales of Fund Shares*    17.93%      15.58%
Class B - Returns Before Taxes+                                   28.05%      19.59%
Class C - Returns Before Taxes                                    31.98%      19.93%
Morgan Stanley REIT Index**                                       31.49%      20.42%

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. The after-tax returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.
** The returns of the Index do not reflect the effect of taxes. The since Class inception returns of the Index are calculated from 12/31/00.
+ Class B share returns do not reflect Class A share returns after conversion of Class B shares to Class A shares.

For information about the Fund's expenses, see the section "Fund Fees &
Expenses."

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Goals, Strategies & Risks
CGM Advisor Targeted Equity Fund

Adviser:  Capital Growth Management Limited
             Partnership ("CGM")
Manager:  G. Kenneth Heebner
Category: Large-Cap Equity

Ticker Symbol: Class A Class B Class C
               -----------------------
               NEFGX   NEBGX   NEGCX

 Investment Goal

The Fund seeks long-term growth of capital through investment in equity securities of companies whose earnings are expected to grow at a faster rate than that of the overall United States economy.

 Principal Investment Strategies

Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in equity investments. In accordance with applicable Securities and Exchange Commission requirements, the Fund will notify shareholders prior to any change to such policy taking effect. The Fund will generally invest in a focused portfolio of common stocks of large capitalization companies that CGM expects will grow at a faster rate than that of the overall United States economy. When CGM believes that market conditions warrant, however, CGM may select stocks based upon overall economic factors such as the general economic outlook, the level and direction of interest rates and potential impact of inflation. The Fund will not invest in small capitalization companies.
In general, CGM seeks companies with the following characteristics, although not all of the companies selected will have these attributes:
..  well-established, with records of above-average growth
..  promise of maintaining their leadership positions in their industries
..  likely to benefit from internal revitalization or innovations, changes in consumer demand, or basic economic forces
Rather than following a particular style, CGM employs a flexible approach and seeks to take advantage of opportunities as they arise. In making an investment decision, CGM generally employs the following methods:
.. It uses a top-down approach, meaning that it analyzes the overall economic factors that may affect a potential investment.
.. CGM then conducts a thorough analysis of certain industries and companies, evaluating the fundamentals of each on a case-by-case basis and focusing on companies that it determines are attractively valued.
.. CGM's ultimate decision to purchase a security results from a thorough assessment of all of the information that CGM deems to be relevant at the time of investment.
.. CGM will sell a stock if it determines that its investment expectations are not being met, if better opportunities are identified or if its price objective has been attained.
The Fund may also:
.. Invest a significant portion of its assets in a single industry sector.
.. Invest in foreign securities.
.. Invest in other investment companies, to the extent permitted by the
  Investment Company Act of 1940.
.. Invest in real estate investment trusts ("REITs").
.. Engage in active and frequent trading of securities. Frequent trading may produce high transaction costs, which may lower the Fund's return.
.. Purchase money market or high quality debt securities for temporary defensive purposes in response to adverse market, economic, political or other conditions. These investments may prevent the Fund from achieving its investment goal.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. In addition, a list of the Fund's portfolio holdings, which is updated monthly after an aging period of at least 60 days, is available on the Fund's website at www.ixisadvisorfunds.com. Please see the back cover of this prospectus for more information on obtaining a copy of the Fund's annual or semiannual report.

 Principal Investment Risks

Equity securities: You may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole. Although the Fund is diversified, its focused approach means that its relatively small number of holdings may result in greater share price fluctuations than a more diversified mutual fund. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations.
Focused investment risk: Because the Fund may invest in a small number of industries, it may have more risk because the impact of a single economic, political or regulatory occurrence may have a greater adverse impact on the Fund's net asset value.

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                                                                             5

Foreign securities: Subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities.
Investments in other investment companies: May indirectly bear service and other fees in addition to its own expenses.
REITs: Subject to changes in underlying real estate values, rising interest rates, limited diversification of holdings, higher costs and prepayment risk associated with related mortgages, as well as other risks particular to investments in real estate.

For additional information see the section "More About Risk."

 Evaluating the Fund's Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year, ten year and since inception periods compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

The bar chart shows the Fund's total returns for Class A shares for each of the last ten calendar years. The returns for other classes of shares offered by this Prospectus differ from the Class A returns shown in the bar chart to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

                                    [CHART]

(total return)

 1995    1996    1997    1998    1999    2000    2001    2002    2003    2004  (up triangle) Highest Quarterly Return: Fourth
------  ------  ------  ------  ------  ------  ------  ------  ------  ------               Quarter 1998, up 28.51%
38.10%  20.88%  23.54%  33.40%  15.18%  -4.55% -16.20% -28.81%  42.81%  13.98% (down triangle) Lowest Quarterly Return: Third
                                                                                               Quarter 2001, down 19.52%

The table below shows how the average annual total returns for each class of the Fund (before and after taxes for Class A) for the one-year, five-year and ten-year periods (or since inception if shorter) compare to those of the Standard & Poor's 500 Index ("S&P 500 Index"), a market value-weighted, unmanaged index of common stock prices for 500 selected stocks. You may not invest directly in an index. The Fund's total returns reflect, on a class by class basis, its expenses and the maximum sales charges that you may be required to pay when you buy or redeem the Fund's shares. Class A total returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sales of Fund shares. The S&P 500 Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.


                                                                                 Since Class B Since Class C
Average Annual Total Returns                                                       Inception     Inception
(for the periods ended December 31, 2004) Past 1 Year Past 5 Years Past 10 Years   (2/28/97)     (9/1/98)
Class A - Return Before Taxes                7.48%       -2.67%       10.72%            --            --
   Return After Taxes on Distributions*      7.48%       -3.33%        7.51%            --            --
   Return After Taxes on Distributions &
     Sales of Fund Shares*                   4.86%       -2.56%        7.60%            --            --
Class B - Returns Before Taxes+              8.12%       -2.61%           --         5.71%            --
Class C - Returns Before Taxes              12.12%       -2.26%           --            --         3.54%
S&P 500 Index**                             10.88%       -2.30%       12.07%         7.21%         4.38%

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6

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. The after-tax returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.
** The returns of the Index do not reflect the effect of taxes. The since Class C inception returns of the Index are calculated from 9/30/98.
+ Class B share returns do not reflect Class A share returns after conversion of Class B shares to Class A shares.

For information about the Fund's expenses, see the section "Fund Fees &
Expenses."

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                                    [GRAPHIC]



Goals, Strategies & Risks
Hansberger International Fund

Adviser:    IXIS Asset Management Advisors, L.P.
               ("IXIS Advisors")
Subadviser: Hansberger Global Investors, Inc.
               ("Hansberger")
Managers    Growth Segment: Barry A. Lockhart, Patrick
               H. Tan, Thomas R.H. Tibbles
            Value Segment: Ronald Holt, Robert
               Mazuelos, Lauretta Reeves

Category: International Equity

Ticker Symbol: Class A Class B Class C
               -----------------------
               NEFDX   NEDBX   NEDCX

 Investment Goal

The Fund seeks long-term growth of capital. The Fund's investment goal may be changed without shareholder approval.

 Principal Investment Strategies

The Fund seeks to attain its goal by investing substantially all of its assets in equity securities. The Fund is an international mutual fund, which means that it seeks to invest in common stocks of companies located outside the United States. The Fund invests in small-, mid-, and large-capitalization companies and expects to diversify its assets across developed and emerging markets in Eastern and Western Europe, the Far East and Latin America.
The Fund may also:
.. Invest in convertible preferred stock and convertible debt securities.
.. Invest up to 35% of its assets in fixed-income securities, including government bonds as well as lower-quality debt securities.
.. Purchase U.S. government securities, certificates of deposit, commercial paper, and/or high quality debt securities or hold cash for temporary defensive purposes in response to adverse market, economic or political conditions. These investments may prevent the Fund from achieving its investment goal.
.. Invest in real estate investment trusts ("REITs").
.. Engage in active and frequent trading of securities. Frequent trading may produce high transaction costs and a high level of taxable capital gains, which may lower the Fund's return.

Subject to the allocation policy adopted by the Fund's Board of Trustees, IXIS Advisors generally allocates capital invested in the Fund equally between its two segments which are managed by the subadviser as described below.
Growth Segment: In managing this segment, Hansberger follows a flexible investment policy that allows it to select those investments it believes are best suited to achieve the Fund's investment objective over the long term, using a disciplined, long-term approach to international investing. The segment will primarily invest in the equity securities of companies organized or headquartered outside of the United States. The segment will invest in at least three different countries and expects to be invested in more than three countries, including countries considered to be emerging market countries. In general, Hansberger seeks companies with the following characteristics, although not all of the companies selected will have these attributes:
..  High secular growth
..  Superior profitability
..  Medium to large capitalizations, although there are no limitations on the size of the companies in which the segment may invest
In making investment decisions, Hansberger generally employs the following methods:
.. Securities are selected on the basis of fundamental company-by-company analysis.
.. In choosing equity instruments, Hansberger typically will focus on the market price of a company's securities relative to its evaluation of the company's long-term earnings and cash flow potential.
.. In addition, a company's valuation measures, including but not limited to price-to-earnings ratio and price-to-book ratio, will customarily be considered.
.. Hansberger seeks to control portfolio risk through top-down geographic and sector allocation.
Hansberger generally sells a security if its price target is met, the company's fundamentals change, or if the portfolio is fully invested and a better investment opportunity arises.
Value Segment: In managing this segment, Hansberger employs an intensive fundamental approach to selecting stocks. Hansberger seeks to identify stocks with a market value that is believed to be less than a company's intrinsic value, based on its long-term potential. Hansberger's investment approach integrates extensive research (both internal and external), proprietary valuation screens, and fundamental analysis of stocks with a long-term investment perspective. This analysis involves evaluating a company's prospects by focusing on such factors as: the quality of a company's management, the competitive position of a company within its industry, the financial strength of the

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8
  company, the quality and growth potential of its earnings, and the outlook for the company's future based on these and other similar factors. Hansberger will also consider other factors in its analysis, including country and political risks as well as economic and market conditions.
Hansberger seeks to broaden the scope and increase the effectiveness of its fundamental analysis by searching for undervalued stocks in many countries around the world. This global search provides Hansberger with more diverse opportunities and with the flexibility to shift portfolio investments, not only from company to company and industry to industry, but also from country to country, in search of undervalued stocks. Hansberger's objective is to identify undervalued securities, to hold them for the long term, and to achieve long-term capital growth as the marketplace realizes the value of these securities over time. Hansberger expects to typically invest in between 70 to 80 stocks, across a broad spectrum of market capitalizations. In terms of both industry representation and capitalization, the segment's holdings may differ significantly from those of the typical international equity fund. A stock is generally sold when share price rises above sell target and superior alternatives are found. Additionally, when selling a stock, Hansberger takes into account the structural company and industry specific factors, changes in shareholder orientation, as well as loss of confidence in management.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. In addition, a list of the Fund's portfolio holdings, which is updated monthly after an aging period of at least 30 days, is available on the Fund's website at www.ixisadvisorfunds.com. Please see the back cover of this prospectus for more information on obtaining a copy of the Fund's annual or semiannual report.
 Principal Investment Risks

Equity securities: You may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole. Small capitalization and emerging growth companies may be subject to more abrupt price movements, limited markets and less liquidity than larger, more established companies which could adversely affect the value of the portfolio. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. Value stocks present the risk that they may fall out of favor with investors and underperform growth stocks during any given period.
Fixed-income securities: Subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security's value or periods of below-average performance in a given security or in the securities market as a whole. Lower-quality fixed-income securities (commonly known as "junk bonds") may be subject to these risks to a greater extent than other fixed-income securities. Junk bonds are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments.
Foreign securities: Subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets.
REITs: Subject to changes in underlying real estate values, rising interest rates, limited diversification of holdings, higher costs and prepayment risk associated with related mortgages, as well as other risks particular to investments in real estate.

For additional information see the section "More About Risk."

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 Evaluating the Fund's Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and since inception periods compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Prior to March 1, 2004, the Fund had multiple subadvisers, including the current subadviser. The performance results shown below, for the periods prior to that date, reflect results achieved by those multiple subadvisers. The Fund's performance might have been different had the current advisory arrangements been in place for all periods shown.
The bar chart shows the Fund's total returns for Class A shares for each calendar year since its first full year of operations. The returns for other classes of shares offered by this Prospectus differ from the Class A returns shown in the bar chart to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

                                    [CHART]

(total return)

 1996    1997   1998    1999     2000    2001     2002    2003    2004  (up triangle) Highest Quarterly Return: Fourth
------  ------  -----  ------   ------  ------   ------  ------  ------               Quarter 1999, up 24.05%
16.67%  12.68%  4.01%  37.63%  -12.22%  -8.98%  -16.42%  39.02%  13.60% (down triangle) Lowest Quarterly Return: Third
                                                                                        Quarter 2002, down 20.60%

The table below shows how the average annual total returns for each class of the Fund (before and after taxes for Class A) for the one-year, five-year and since inception periods compare to those of the Morgan Stanley Capital International Europe Australasia and Far East Index ("MSCI EAFE Index"), an unmanaged index of common stocks traded outside the U.S. and the Morgan Stanley Capital International All Country World Index ex-U.S. ("MSCI ACWI ex-U.S. Index"), a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. The MSCI EAFE is the Fund's primary benchmark. You may not invest directly in an index. The Fund's total returns reflect, on a class by class basis, the maximum sales charge that you may be required to pay when you buy or redeem the Fund's shares. Class A total returns have also been calculated to reflect returns after taxes on distributions only and also returns after taxes on distributions and sales of Fund shares. The MSCI EAFE Index and MSCI ACWI ex-U.S. Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.


                                                                                         Since Class
Average Annual Total Returns                                                              Inception
(for the periods ended December 31, 2004)                       Past 1 Year Past 5 Years (12/29/95)
Class A - Return Before Taxes                                      7.07%       -0.12%       7.20%
   Return After Taxes on Distributions*                            7.07%       -1.00%       6.14%
   Return After Taxes on Distributions & Sales of Fund Shares*     4.59%       -0.47%       5.80%
Class B - Return Before Taxes+                                     7.73%        0.00%       7.12%
Class C - Return Before Taxes                                     11.80%        0.32%       7.13%
MSCI EAFE Index**                                                 20.70%       -0.80%       5.34%
MSCI ACWI ex-U.S. Index**                                         21.36%        0.02%       5.60%

*After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. The after-tax returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.
** The returns of each Index do not reflect the effect of taxes. The since Class inception returns for each Index are calculated from 12/31/95.
+ Class B share returns do not reflect Class A share returns after conversion of Class B shares to Class A shares.

For information about the Fund's expenses, see the section "Fund Fees &
Expenses."

--------------------------------------------------------------------------------
10

                                    [GRAPHIC]



Goals, Strategies & Risks
Harris Associates Focused Value Fund

Adviser:    IXIS Asset Management Advisors, L.P.
               ("IXIS Advisors")
Subadviser: Harris Associates L.P. ("Harris Associates")
Managers:   Floyd J. Bellman and Robert M. Levy
Category:   Mid-Cap Equity

Ticker Symbol: Class A Class B Class C
               -----------------------
               NRSAX   NRSBX   NRSCX

 Investment Goal

The Fund seeks long-term capital appreciation. The Fund's investment goal may be changed without shareholder approval.

 Principal Investment Strategies

The Fund invests primarily in common stocks of U.S. companies. The Fund is non-diversified, which means that it is not limited under the Investment
Company Act of 1940 to a percentage of assets that it may invest in any one issuer. The Fund could own as few as 12 securities, but generally will have 25 to 30 securities in its portfolio. The Fund will normally invest in companies with mid-to-large capitalizations.
Harris Associates uses a value investment philosophy in selecting equity securities. This philosophy is based upon the belief that, over time, a company's stock price converges with the company's true business value. By
"true business value," Harris Associates means its estimate of the price a knowledgeable buyer would pay to acquire the entire business. Harris Associates believes that investing in securities priced significantly below their true business value presents the best opportunity to achieve the Fund's investment objectives.
The Fund may also:
.. Purchase money market or high quality debt securities for temporary defensive purposes in response to adverse market, economic, political or other conditions. These investments may prevent the Fund from achieving its investment goal.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. In addition, a list of the Fund's portfolio holdings, which is updated monthly after an aging period of at least 60 days, is available on the Fund's website at www.ixisadvisorfunds.com. Please see the back cover of this prospectus for more information on obtaining a copy of the Fund's annual or semiannual report.

 Principal Investment Risks

Equity securities: You may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole. Value stocks present the risk that they may fall out of favor with investors and underperform growth stocks during any given period.
Non-diversification: Compared with other mutual funds, the Fund may invest a greater percentage of its assets in a particular issuer and may invest in fewer issuers. Therefore, the Fund may have more risk because changes in the value of a single security or the impact of a single economic, political or regulatory occurrence may have a greater adverse impact on the Fund's net asset value.

For additional information see the section "More About Risk."

--------------------------------------------------------------------------------
                                                                             11

 Evaluating the Fund's Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year and since inception periods compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

The bar chart shows the Fund's total returns for Class A shares for each calendar year since its first full year of operations. The returns for other classes of shares offered by this Prospectus differ from the Class A returns shown in the bar chart to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

                                    [CHART]

(total return)

 2002     2003    2004                      (up triangle) Highest Quarterly Return: Second
------   ------  ------                                   Quarter 2003, up 15.02%
-15.69%  27.60%  10.77%                     (down triangle) Lowest Quarterly Return: Third
                                                            Quarter 2002, down 14.98%

The table below shows how the average annual total returns for each class of the Fund (before and after taxes for Class A) for the one-year and since inception periods compare to those of the Standard & Poor's 500 Index ("S&P 500 Index"), a market value-weighted, unmanaged index of common stock prices for 500 selected stocks. You may not invest directly in an index. The Fund's total returns reflect, on a class by class basis, its expenses and the maximum sales charges that you may be required to pay when you buy or redeem the Fund's shares. Class A total returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sales of Fund shares. The S&P 500 Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.


                                                                            Since Class
Average Annual Total Returns                                                 Inception
(for the periods ended December 31, 2004)                       Past 1 Year  (3/15/01)
Class A - Return Before Taxes                                      4.40%       5.62%
   Return After Taxes on Distributions*                            4.40%       5.62%
   Return After Taxes on Distributions & Sales of Fund Shares*     2.86%       4.83%
Class B - Returns Before Taxes+                                    4.87%       5.81%
Class C - Returns Before Taxes                                     8.87%       6.47%
S&P 500 Index**                                                   10.88%       2.85%

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. The after-tax returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.
** The returns of the Index do not reflect the effect of taxes. The since Class inception returns of the Index are calculated from 3/31/01.
+ Class B share returns do not reflect Class A share returns after conversion of Class B shares to Class A shares.

For information about the Fund's expenses, see the section "Fund Fees &
Expenses."

--------------------------------------------------------------------------------
12

                                    [GRAPHIC]



Goals, Strategies & Risks
Harris Associates Large Cap Value Fund


Adviser:    IXIS Asset Management Advisors, L.P.
               ("IXIS Advisors")
Subadviser: Harris Associates L.P. ("Harris Associates")
Managers:   Edward S. Loeb, Michael J. Mangan and
               Diane Mustain

Category: Large-Cap Equity

Ticker Symbol: Class A Class B Class C
               -----------------------
               NEFOX   NEGBX   NECOX

 Investment Goal

The Fund seeks opportunities for long-term capital growth and income. The Fund's investment goal may be changed without shareholder approval.

 Principal Investment Strategies

Under normal market conditions, the Fund will invest substantially all its assets in common stock of large- and mid-capitalization companies in any industry. The Fund will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in companies that have market capitalizations within the capitalization range of the Russell 1000 Index, a nationally recognized index of large-cap companies. In accordance with applicable Securities and Exchange Commission requirements, the Fund will notify shareholders prior to any change to such policy taking effect.
Harris Associates uses a value investment philosophy in selecting equity securities. This philosophy is based upon the belief that, over time, a company's stock price converges with the company's true business value. By
"true business value," Harris Associates means its estimate of the price a knowledgeable buyer would pay to acquire the entire business. Harris Associates believes that investing in securities priced significantly below their true business value presents the best opportunity to achieve the Fund's investment objectives.
The Fund may also:
.. Invest in foreign securities traded in U.S. markets (through American
  Depositary Receipts ("ADRs") or stocks sold in U.S. dollars). ADRs are securities issued by a U.S. bank that represent shares of a foreign company.
.. Engage in active and frequent trading of securities. Frequent trading may produce high transaction costs, which may lower the Fund's return.
.. Purchase money market or high quality debt securities for temporary defensive purposes in response to adverse market, economic, political or other conditions. These investments may prevent the Fund from achieving its investment goal.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. In addition, a list of the Fund's portfolio holdings, which is updated monthly after an aging period of at least 30 days, is available on the Fund's website at www.ixisadvisorfunds.com. Please see the back cover of this prospectus for more information on obtaining a copy of the Fund's annual or semiannual report.

 Principal Investment Risks

Equity securities: You may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole. Value stocks present the risk that they may fall out of favor with investors and underperform growth stocks during any given period.
Foreign securities: ADRs may be more volatile than U.S. securities and carry political, economic and information risks that are associated with foreign securities.

For additional information see the section "More About Risk."

--------------------------------------------------------------------------------
                                                                             13

 Evaluating the Fund's Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year, ten-year and since inception periods compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. The Fund's current subadviser assumed that function on July 1, 2002. The performance results shown below, for periods prior to that date, reflect results achieved by different subadvisers under different investment strategies. The Fund's performance might have been different had the current advisory arrangements and investment strategies been in place for all periods shown.

The bar chart shows the Fund's total returns for Class A shares for each of the last ten calendar years. The returns for other classes of shares offered by this Prospectus differ from the Class A returns shown in the bar chart to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

                                    [CHART]

(total return)

 1995    1996    1997    1998    1999    2000     2001    2002    2003   2004  (up triangle) Highest Quarterly Return: Second
------  ------  ------  ------  ------  ------   ------  ------  ------  -----               Quarter 2003, up 20.20%
35.11%  17.21%  33.43%  23.93%   9.45%  -7.31%  -14.58% -20.03%  30.04%  9.14% (down triangle) Lowest Quarterly Return: Third
                                                                                               Quarter 2002, down 16.98%

The table below shows how the average annual total returns for each class of the Fund (before and after taxes for Class A) for the one-year, five-year and ten-year periods (or since inception if shorter) compared to those of the Russell 1000 Value Index, an unmanaged index measuring the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth rates. You may not invest directly in an index. The Fund's total returns reflect, on a class by class basis, its expenses and the maximum sales charge that you may be required to pay when you buy or redeem the Fund's shares. Class A total returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sales of Fund shares. The Russell 1000 Value Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.


                                                                                               Since Class C
Average Annual Total Returns                                                                     Inception
(for the periods ended December 31, 2004)               Past 1 Year Past 5 Years Past 10 Years   (5/1/95)
Class A - Return Before Taxes                              2.85%       -3.27%        9.27%            --
   Return After Taxes on Distributions*                    2.85%       -3.50%        6.60%            --
   Return After Taxes on Distributions & Sales of Fund
     Shares*                                               1.85%       -2.88%        6.64%            --
Class B - Returns Before Taxes+                            3.42%       -3.22%        9.13%            --
Class C - Returns Before Taxes                             7.34%       -2.84%           --         8.20%
Russell 1000 Value Index**                                16.49%        5.27%       13.83%        12.54%

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. The after-tax returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.
** The returns of the Index do not reflect the effect of taxes. The since Class C inception returns of the Index are calculated from 5/31/95.
+ Class B share returns do not reflect Class A share returns after conversion of Class B shares to Class A shares.

For information about the Fund's expenses, see the section "Fund Fees &
Expenses."

--------------------------------------------------------------------------------
14

                                    [GRAPHIC]



Goals, Strategies & Risks
IXIS U.S. Diversified Portfolio
(formerly named CDC Nvest Star Advisers Fund)

Adviser:     IXIS Asset Management Advisors, L.P.
                ("IXIS Advisors")
Subadvisers: Harris Associates L.P. ("Harris Associates")
             Loomis, Sayles & Company, L.P.
                ("Loomis Sayles")
             Mercury Advisors ("Mercury")

Category: All-Cap Equity

Ticker Symbol: Class A Class B Class C
               -----------------------
               NEFSX   NESBX   NECCX

 Investment Goal

The Fund seeks long-term growth of capital.
The Fund's investment goal may be changed without shareholder approval.

 Principal Investment Strategies

IXIS Advisors believes that this Fund's multi-manager approach to equity investing -- which combines the varied styles of multiple subadvisers in selecting securities for each of the Fund's four segments -- offers uncommon diversification and a different investment opportunity than funds managed by a single adviser using a single style. IXIS Advisors believes that having several subadvisers with varying and successful management styles may increase the likelihood that the Fund may produce better returns for its shareholders with less variability of return and less risk of persistent underperformance than a fund managed by a single adviser.
Subject to the allocation policies adopted by the Fund's Board of Trustees, IXIS Advisors generally allocates capital invested in the Fund equally among its four segments which are managed by the subadvisers set forth above. Each subadviser manages its segment (or segments in the case of Loomis Sayles) of the Fund's assets in accordance with its distinct investment style and strategy. The Fund invests substantially all of its assets in equity securities. Under normal conditions, the Fund will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in securities of U.S. issuers. In accordance with applicable Securities and Exchange Commission requirements, the Fund will notify shareholders prior to any change to such policy taking effect. The Fund may also:
.. Invest in securities offered in initial public offerings ("IPOs") and Rule
  144A securities.
.. Invest in convertible preferred stock and convertible debt securities.
.. Invest in real estate investment trusts ("REITs").
.. Invest in fixed-income securities, including U.S. government bonds and lower-quality corporate bonds.
.. Hold securities of foreign issuers traded over the counter or on foreign exchanges, including securities in emerging markets and related currency hedging transactions.
.. Invest in options and enter into futures, swap contracts and currency hedging transactions.
.. Engage in active and frequent trading of securities. Frequent trading may produce high transaction costs, which may lower the Fund's return.
.. Purchase U.S. government securities, certificates of deposit, commercial paper, and/or high quality debt securities or hold cash for temporary defensive purposes in response to adverse market, economic or political conditions. These investments may prevent the Fund from achieving its investment goal.
For more detailed information on each subadviser's investment strategies, please refer to the section "IXIS U.S. Diversified Portfolio -- More on Investment Strategies."

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. In addition, a list of the Fund's portfolio holdings, which is updated monthly after an aging period of at least 30 days, is available on the Fund's website at www.ixisadvisorfunds.com Please see the back cover of the prospectus for more information on obtaining a copy of the Fund's annual or semiannual report.

 Principal Investment Risks

Allocation Risk: The Fund's investment performance depends on how its assets are allocated. The allocation, as set forth above, may not be optimal in every market condition. You could lose money on your investment in the Fund as a result of this allocation.
Derivative securities: Subject to changes in the underlying securities or indices on which derivative securities transactions are based. There is no guarantee that the use of derivatives for hedging purposes will be effective or that suitable transactions will be available. Even a small investment in derivatives (which include options, futures, swap contracts and other transactions) may give rise to leverage risk, and can have a significant impact on the Fund's exposure to stock market values, interest rates or the currency exchange rate.
Equity securities: You may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole. Rule 144A securities may be less liquid than other equity securities. Small capitalization and emerging growth companies may be

--------------------------------------------------------------------------------
                                                                             15
  subject to more abrupt price movements, limited markets and less liquidity than larger, more established companies which could adversely affect the value of the portfolio. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. Securities issued in IPOs tend to involve greater market risk than other equity securities due, in part, to public perception and the lack of publicly available information and trading history. This may impact the Fund's performance and result in higher portfolio turnover, which may increase the tax liability to shareholders and the brokerage expenses incurred by the Fund.
Fixed-income securities: Subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security's value or periods of below-average performance in a given security or in the securities market as a whole. Lower-quality fixed-income securities (commonly known as "junk bonds") may be subject to these risks to a greater extent than other fixed-income securities. Junk bonds are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments.
Foreign securities: Subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets.
REITs: Subject to changes in underlying real estate values, rising interest rates, limited diversification of holdings, higher costs and prepayment risk associated with related mortgages, as well as other risks particular to investments in real estate.

For additional information see the section "More About Risk."

 Evaluating the Fund's Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing the Fund's average annual returns for the one-year, five-year and ten-year periods compare with those of several broad measures of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

The Fund uses multiple subadvisers. The performance results shown below reflect results achieved by previous subadvisers using different investment strategies. The Fund's performance might have been different had the current subadvisory arrangements and investment strategies been in place for all periods shown.

The bar chart shows the Fund's total returns for Class A shares for each calendar year since the first full year of operations. The returns for other classes of shares offered by this Prospectus differ from the Class A returns shown in the bar chart to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

                                    [CHART]

(total return)
                                                                                 (up triangle) Highest Quarterly Return: Fourth
 1995    1996    1997    1998    1999    2000     2001    2002     2003   2004                 Quarter 1999, up 30.94%
------  ------  ------  ------  ------  -------  ------  -------  ------  -----  (down triangle) Lowest Quarterly Return: Third
34.36%  18.98%  20.17%  19.26%  46.44%  -16.98%  -9.36%  -21.82%  33.63%  12.88%                 Quarter 2002, down 17.32%

The table below shows how the average annual total returns for each class of the Fund (before and after taxes for Class A) for the one-year, five-year and ten-year periods compare to those of the Standard & Poor's 500 Index ("S&P 500 Index"), a market value-weighted, unmanaged index of common stock prices for 500 selected stocks; the Wilshire 4500

--------------------------------------------------------------------------------
16

Index, an unmanaged index of U.S. mid- and small-sized company stocks; and the Standard & Poor's 400 Midcap Index ("S&P 400 Midcap Index"), an unmanaged index representing the performance of U.S. mid-sized companies. You may not invest directly in an index. The Fund's total returns reflect, on a class by class basis, its expenses and the maximum sales charge that you may be required to pay when you buy or redeem the Fund's shares. Class A total returns have also been calculated to reflect returns after taxes on distributions only and also returns after taxes on distributions and sales of Fund shares. The S&P 500 Index, Wilshire 4500 Index and S&P 400 Midcap Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.


Average Annual Total Returns
(for the periods ended December 31, 2004)                       Past 1 Year Past 5 Years Past 10 Years
Class A - Return Before Taxes                                      6.41%       -3.51%       10.87%
   Return After Taxes on Distributions*                            6.41%       -4.39%        8.38%
   Return After Taxes on Distributions & Sales of Fund Shares*     4.17%       -3.40%        8.16%
Class B - Return Before Taxes+                                     7.02%       -3.44%       10.70%
Class C - Return Before Taxes                                     11.00%       -3.10%       10.70%
S&P 500 Index**                                                   10.88%       -2.30%       12.07%
Wilshire 4500 Index**                                             18.57%        1.36%       11.96%
S&P 400 Midcap Index**                                            16.48%        9.54%       16.10%

*After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. The after-tax returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.
**The returns of each Index do not reflect the effect of taxes.
+ Class B share returns do not reflect Class A share returns after conversion of Class B shares to Class A shares.

For information about the Fund's expenses, see the section "Fund Fees &
Expenses."

--------------------------------------------------------------------------------
                                                                             17

                                    [GRAPHIC]



Goals, Strategies & Risks
IXIS U.S. Diversified Portfolio -- More on Investment Strategies

The Fund's portfolio is divided into four different segments managed by the three subadvisers set forth below. These subadvisers pursue the Fund's overall goal by employing the strategies and techniques described below.

 Harris Associates

The segment of the Fund managed by Harris Associates invests primarily in the common stocks of large and mid-capitalization companies which Harris Associates believes are trading at a substantial discount to the company's "true business value." Harris Associates' value-oriented investment philosophy is based upon its belief that over time a stock's discounted market price and its true business value will converge. Harris Associates believes that this philosophy provides the best opportunity to achieve long-term capital growth while also protecting from downside risk. It therefore uses this philosophy to locate companies with the following characteristics, although not all of the companies selected by Harris Associates will have each of these attributes:
..  Positive free cash flow
..  High level of insider ownership
..  Favorable earnings growth potential
In making investment decisions, Harris Associates generally employs the following methods:
.. Harris Associates uses a fundamental bottom-up investment approach which means that it focuses on individual companies rather than macro-economic factors or specific industries. Each company is analyzed on a case-by-case basis to select those that meet Harris Associates' standards of quality and value.
.. Once Harris Associates determines that a stock sells at a significant discount to its true business value and has other attractive qualities such as a positive free cash flow, it will consider that stock for purchase by analyzing the quality and motivation of the company's management as well as the company's market position within its industry.
.. Investments are continuously monitored by both analysts and portfolio managers. Analysts set specific "buy" and "sell" targets for each company. Harris Associates will generally buy a stock when it believes the stock sells for a price below 60% of its true business value, and will generally sell a stock when it believes the stock price approaches 90% of its true business value.

 Loomis Sayles -- Mid Cap Growth Segment

The Mid Cap Growth segment of the Fund, which is one of two segments of the Fund managed by Loomis Sayles, invests primarily in common stocks with market capitalizations, at the time of investment, within the capitalization range of companies included in the Russell Midcap Growth Index, an unmanaged index of midcap companies within the Russell 1000 Growth Index. Loomis Sayles seeks securities with the following characteristics:
..  Distinctive products, technologies or services
..  Attractive valuation relative to both competitors and their own operating history
..  Strong management team
..  Competitive barriers to entry within the company's industry
In making investment decisions, Loomis Sayles employs the following methods:
.. Loomis Sayles uses a bottom-up, fundamental research process to build the segment's portfolio. This research consists of broad, in-depth coverage, including regular contact with company management, near- and long-term projections of company fundamentals and evaluations of potential earnings growth.
.. It looks for growth-oriented stocks of well-managed companies that typically have the characteristics listed above. The market capitalization of these companies will generally be within the range of companies included in the Russell Midcap Growth Index.
.. Analysts and portfolio managers continuously monitor investments. The analysts and portfolio managers will evaluate the companies to determine whether they continue to possess the same fundamental characteristics for growth which made them candidates for the investment originally.
.. Loomis Sayles will generally sell a position if earnings or fundamentals deteriorate, if there is significant change in management or when other more favorable opportunities arise.


--------------------------------------------------------------------------------
18

 Loomis Sayles -- Small Cap Value Segment

The Small Cap Value segment of the Fund, the other segment of the Fund managed by Loomis Sayles, invests primarily in common stocks with a market capitalization, at the time of the investment, within the range of the market capitalizations of those companies constituting the Russell 2500 Index. The Russell 2500 Index is an unmanaged index of the 2,500 smallest companies in the Russell 3000 Index. Loomis Sayles may also invest up to 35% of its segment's assets in companies with larger capitalization levels. Loomis Sayles seeks to achieve the objective of the Fund by emphasizing companies undervalued by the market in relation to earnings, dividends, assets, and growth prospects. This segment of the Fund is value-oriented with emphasis on security selection rather than sector rotation and market timing. The securities selected by Loomis Sayles for the segment typically have the following characteristics:
..  Attractive valuations
..  Positive free cash flow
..  Strong balance sheets
..  Strong fundamental prospects

Loomis Sayles will build a core portfolio of companies which, in its opinion, possess the attributes set forth above. It also invests a smaller portion of the segment's assets in companies which it believes are undergoing a "special situation" or turn-around. These types of companies may have experienced business problems but, in the opinion of Loomis Sayles, have favorable prospects for recovery.
In making investment decisions, Loomis Sayles generally employs the following methods:
.. Loomis Sayles uses a bottom-up, fundamental research process. This research consists of broad in-depth coverage, including contact with company management, near- and long-term projections of company fundamentals and evaluations of potential cash flow and earnings growth. The market capitalization of these companies will generally be within the range of the Russell 2500 Index.
.. Loomis Sayles emphasizes smaller companies that it believes are undervalued by the market. Target valuations are determined by analysis of cash flow and earnings prospects of each company considered for the portfolio. Absolute valuation levels, as well as valuations versus a peer group, are considered.
.. Loomis Sayles builds a diversified portfolio across many economic sectors in an attempt to protect the value segment of the Fund against the inherent volatility of small capitalization companies.

 Mercury

The segment of the Fund managed by Mercury, under normal conditions, pursues long-term growth of capital. The segment primarily invests in a portfolio of common stocks of U.S. companies. The companies selected by Mercury for the segment typically have the following characteristics:
..  Market capitalizations of any size with emphasis on capitalizations greater than $2 billion
..  Above-average rates of earnings growth. Some, but not all of the factors that may contribute to above-average rates of earnings growth include:
    -- Above-average growth rates in sales
    -- Improvements in profit margins
    -- Providing proprietary or niche products and services
    -- Strong industry growth
    -- A lead in market share
The segment may also invest in the securities of foreign companies, either directly or indirectly through American Depositary Receipts, as well as securities convertible into securities of foreign companies.
In making investment decisions, Mercury generally employs the following methods:
.. Investment ideas are generated through company visits, financial reports, external research and extensive in-house analysis.
.. The investment process assesses industry momentum and cycles as well as corporate revenue and earnings growth.
.. Industries are evaluated based on expectations of future earnings momentum and the confirmation of these expectations over time. Mercury believes sector selection will be a significant contributor to the segment's long-term performance.
Mercury will usually sell a position if company fundamentals or management do not perform to expectations.

--------------------------------------------------------------------------------
                                                                             19

                                    [GRAPHIC]



Goals, Strategies & Risks
IXIS Value Fund
(formerly named CDC Nvest Star Value Fund)

Adviser:     IXIS Asset Management Advisors, L.P.
                ("IXIS Advisors")
Subadvisers: Harris Associates L.P. ("Harris Associates")
             Loomis, Sayles & Company, L.P.
                ("Loomis Sayles")
             Vaughan Nelson Investment Management,
                L.P. ("Vaughan Nelson")
             Westpeak Global Advisors, L.P.
                ("Westpeak")

Category: Large-Cap Equity

Ticker Symbol: Class A Class B Class C
               -----------------------
               NEFVX   NEVBX   NECVX

 Investment Goal

The Fund seeks a reasonable, long-term investment return from a combination of market appreciation and dividend income from equity securities.

 Principal Investment Strategies

IXIS Advisors believes that this Fund's multi-manager approach to equity investing -- which combines the varied styles of multiple subadvisers in selecting securities for each of the Fund's four segments -- offers uncommon diversification and a different investment opportunity than funds managed by a single adviser using a single style. IXIS Advisors believes that having several subadvisers with varying and successful management styles may increase the likelihood that the Fund may produce better returns for its shareholders with less variability of return and less risk of persistent underperformance than a fund managed by a single adviser.
Subject to the allocation policies adopted by the Fund's Board of Trustees, IXIS Advisors generally allocates capital invested in the Fund equally among its four segments which are managed by the subadvisers set forth above. Each subadviser manages its segment of the Fund's assets in accordance with its distinct investment style and strategy.
Under normal market conditions, the Fund invests substantially all of its assets in equity securities. The Fund invests primarily in the common stocks of mid- and large-capitalization companies of various industries. The companies in which the Fund invests are value-oriented according to one or more of the following measures: price-to-earnings ratio, return on equity, dividend yield, price-to-book value ratio or price-to-sales ratio.
The Fund may also:
.. Hold securities of foreign issuers traded over the counter or on foreign exchanges, including American Depositary Receipts, securities in emerging markets and related currency hedging transactions.
.. Engage in active and frequent trading of securities. Frequent trading may produce high transaction costs, which may lower the Fund's return.
.. Purchase U.S. government securities, certificates of deposit, commercial paper, and/or high quality debt securities or hold cash for temporary defensive purposes in response to adverse market, economic or political conditions. These investments may prevent the Fund from achieving its investment goal.

For more detailed information on each subadviser's investment strategies, please refer to the section "IXIS Value Fund -- More on Investment Strategies."

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. In addition, a list of the Fund's portfolio holdings, which is updated monthly after an aging period of at least 30 days, is available on the Fund's website at www.ixisadvisorfunds.com Please see the back cover of the prospectus for more information on obtaining a copy of the Fund's annual or semiannual report.

 Principal Investment Risks

Equity securities: You may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. Value stocks present the risk that they may fall out of favor with investors and underperform growth stocks during any given period.
Foreign securities: Subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets.

For additional information see the section "More About Risk."

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20

 Evaluating the Fund's Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing the Fund's average annual returns for the one-year, five-year and ten-year periods compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

The Fund assumed a multi-manager structure on February 28, 2000. The performance results shown below reflect results achieved by the previous sole subadviser using different investment strategies. The Fund uses multiple subadvisers. The Fund's performance might have been different had the current subadvisory arrangements and investment strategies been in place for all periods shown.

The bar chart shows the Fund's total returns for Class A shares for each of the last ten calendar years. The returns for other classes of shares offered by this Prospectus differ from the Class A returns shown in the bar chart to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

                                    [CHART]

(total return)
                                                                             (up triangle) Highest Quarterly Return: Second
 1995    1996    1997   1998    1999   2000   2001    2002     2003    2004                Quarter 2003, up 19.43%
------  ------  ------  -----  ------  -----  -----  -------  ------  ------ (down triangle) Lowest Quarterly Return: Third
32.32%  26.31%  20.95%  7.07%  -6.92%  2.03%  1.32%  -19.48%  31.61%  11.37%                 Quarter 2002, down 18.55%

The table below shows how the average annual total returns for each class of the Fund (before and after taxes for Class A) for the one-year, five-year and ten-year periods compare to those of the Russell 1000 Value Index, an unmanaged index measuring the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth rates. You may not invest directly in an index. The Fund's total returns reflect, on a class by class basis, its expenses and the maximum sales charges that you may be required to pay when you buy or redeem the Fund's shares. Class A total returns have also been calculated to reflect returns after taxes on distributions only and also returns after taxes on distributions and sales of Fund shares. The Russell 1000 Value Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.


Average Annual Total Returns
(for the periods ended December 31, 2004)                       Past 1 Year Past 5 Years Past 10 Years
Class A - Return Before Taxes                                      4.94%       2.84%         8.77%
   Return After Taxes on Distributions*                            4.65%       2.79%         6.97%
   Return After Taxes on Distributions & Sales of Fund Shares*     3.59%       2.43%         6.83%
Class B - Return Before Taxes+                                     5.67%       2.93%         8.59%
Class C - Return Before Taxes                                      9.67%       3.25%         8.58%
Russell 1000 Value Index**                                        16.49%       5.27%        13.83%

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. The after-tax returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.
** The returns of the Index do not reflect the effect of taxes.
+ Class B share returns do not reflect Class A share returns after conversion of Class B shares to Class A shares.

For information about the Fund's expenses, see the section "Fund Fees &
Expenses."

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                                                                             21

                                    [GRAPHIC]



Goals, Strategies & Risks
IXIS Value Fund -- More on Investment Strategies

The Fund's portfolio is divided into four different segments managed by the four subadvisers set forth below. These subadvisers pursue the Fund's overall goal by employing the strategies and techniques described below.

 Harris Associates

The segment of the Fund managed by Harris Associates invests primarily in the common stocks of mid- and large- capitalization companies that Harris Associates believes are trading at a substantial discount to the company's "true business value." Harris Associates' value-oriented investment philosophy is based upon its belief that over time a stock's discounted market price and its true business value will converge. Harris Associates believes that this philosophy provides the best opportunity to achieve long-term capital growth while also protecting from downside risk. It therefore uses this philosophy to locate companies with the following characteristics, although not all of the companies selected by Harris Associates will have these attributes:
..  Positive free cash flow
..  High level of insider ownership
..  Favorable earnings growth potential
In making investment decisions for constructing a concentrated portfolio, Harris Associates generally employs the following methods:
.. Harris Associates uses a fundamental bottom-up investment approach, which means that it focuses on individual companies rather than macro-economic factors or specific industries. Each company is analyzed on a case-by-case basis to select those that meet Harris Associates' standards of quality and value.
.. Once Harris Associates determines that a stock sells at a significant discount to its true business value and has other attractive qualities such as a positive free cash flow, it will consider that stock for purchase by analyzing the quality and motivation of the company's management as well as the company's market position within its industry.
.. Investments are continuously monitored by both analysts and portfolio managers. Analysts set specific "buy" and "sell" targets for each company. Harris Associates will generally buy a stock when it believes the stock sells for a price below 60% of its true business value, and will generally sell a stock when it believes the stock price approaches 90% of its true business value.

 Loomis Sayles

Loomis Sayles uses fundamental research in a value-oriented selection process to seek companies with the following characteristics:
..  Low price-to-earnings ratios based on earnings estimates
..  Competitive return on equity
..  Competitive current and estimated dividend yield
..  Favorable earnings prospects
In selecting investments for its Fund segment, Loomis Sayles employs the following strategy:
.. Loomis Sayles starts with a universe of approximately 1,400 companies, primarily those with a market capitalization in excess of $2 billion.
.. Stocks are then ranked using the Loomis Sayles' proprietary valuation model based on several measures of valuation, earnings estimate revisions and improving performance.
.. Stocks are selected based on fundamental research focusing on those that are ranked favorably in the valuation model and through intensive analysis are determined to sell at a discount to intrinsic value.
.. Its segment's portfolio is constructed by choosing approximately 50 to 70 stocks that Loomis Sayles believes offer the best combination of attractive valuation characteristics and positive fundamentals.
.. The portfolio construction process also attempts to minimize risk through careful evaluation of diversification and other risk factors.
.. Loomis Sayles will generally sell a stock when its price objective has been attained, if its fundamentals deteriorate, or when a stock with greater potential is identified.

--------------------------------------------------------------------------------
22

 Vaughan Nelson

In managing its segment of the Fund, Vaughan Nelson uses rigorous fundamental research and active management to analyze a broad selection of company or industry sectors and to seek companies with the following characteristics, although not all of the companies selected will have each of these attributes:
..  Strong balance sheets
..  Growing cash flows
..  Reasonable valuations based upon discounted cash flow models
..  Stable and proven management teams
..  Stable to improving returns on invested capital
In selecting investments for its segment of the Fund, Vaughan Nelson generally employs the following strategy:
.. Value-driven investment philosophy that selects stocks selling at a low value based upon discounted cash flow models and return on invested capital.
  Vaughan Nelson selects companies that it believes are out-of-favor or misunderstood.
.. Vaughan Nelson uses value-driven screens to create a research universe of companies with market capitalizations within the capitalization range of the Russell 1000 Value Index.
.. Vaughan Nelson uses fundamental analysis to construct a portfolio of approximately 45 to 75 securities consisting of quality companies in the opinion of Vaughan Nelson.
.. Vaughan Nelson will generally sell a stock when it reaches Vaughan Nelson's price target, when the issuer shows a deteriorating financial condition, or when it has repeated negative earnings surprises.

 Westpeak

In managing its segment of the Fund, Westpeak constructs a portfolio of recognizable, reasonably priced stocks. Westpeak believes risk and return can be accurately measured and controlled through thoughtful portfolio construction. Therefore, its focus will be on the aggregate characteristics of the portfolio and not just individual stocks. The portfolio emphasizes the characteristics that Westpeak believes are most likely to be rewarded by the market in the period ahead, based on current and historical probabilities.
In selecting investments for the Fund's portfolio, Westpeak uses proprietary quantitative research based on economic, market and company-specific information. Westpeak invests in stocks of companies in the Russell 3000 Index, an unmanaged index of the 3,000 largest U.S. companies based on total market capitalization. This universe of stocks represents small, medium and large capitalization companies.
Westpeak screens these stocks to develop a "valuation rank" for each stock using fundamental value and growth criteria, such as:
.. earnings-to-price ratios
.. book-to-price ratios
.. dividend yields
.. earnings growth rates
.. price momentum
This rank reflects the relative valuation of each stock based on its exposure to fundamental and industry characteristics.
All of the stocks are then screened using stock specific components -- such as analyst, market, and management sentiment, and valuation and financial strength -- to develop an "expectations rank" for each stock. This rank seeks to identify those stocks with positive near-term expectations.
The valuation and expectations ranks for each stock are placed in a valuation matrix to evaluate whether to buy, sell or hold a stock. The final step is the use of proprietary methodology that considers each stock's respective valuation and expectations ranks, along with their risk characteristics, to construct an optimal portfolio designed to maximize excess return while maintaining an accepted level of risk.

--------------------------------------------------------------------------------
                                                                             23

                                    [GRAPHIC]



Goals, Strategies & Risks
Vaughan Nelson Small Cap Value Fund

Adviser:    IXIS Asset Management Advisors, L.P. ("IXIS
               Advisors")
Subadviser: Vaughan Nelson Investment Management,
               L.P. ("Vaughan Nelson")
Managers:   Mark J. Roach, Chris D. Wallis, Scott J.
               Weber

Category: Small-Cap Equity

Ticker Symbol: Class A Class B Class C
               -----------------------
               NEFJX   NEJBX   NEJCX

 Investment Goal

The Fund seeks capital appreciation. The Fund's investment goal may be changed without shareholder approval.

 Principal Investment Strategies

The Fund, under normal market conditions, invests at least 80% of its net assets (plus any borrowings made for investment purposes) in companies that, at the time of purchase, have market capitalizations within the capitalization range of the Russell 2000 Index, a market value-weighted unmanaged index of the 2000 smallest companies in the Russell 3000 Index. In accordance with applicable Securities and Exchange Commission requirements, the Fund will notify shareholders prior to any change to such policy taking effect. The Fund may, however, invest in companies with larger capitalizations.
Vaughan Nelson invests in small capitalization companies with a focus on absolute return. Vaughan Nelson uses a bottom-up value oriented investment process in constructing the Fund's portfolio. Vaughan Nelson seeks companies with the following characteristics, although not all of the companies selected will have these attributes:
.. Companies earning a positive economic margin with stable-to-improving returns .. Companies valued at a discount to their asset value
.. Companies with an attractive dividend yield and minimal basis risk
In selecting investments for the Fund, Vaughan Nelson generally employs the following strategy:
.. Value-driven investment philosophy that selects stocks selling at attractive values based upon anticipated fundamentals of the business. Vaughan Nelson selects companies that it believes are out-of-favor or misunderstood.
..  Vaughan Nelson starts with an investment universe of 5,000 securities.
   Vaughan Nelson then uses value-driven screens to create a research universe of companies with market capitalizations of at least $100 million.
..  Use fundamental analysis to construct a portfolio of approximately 45-75 securities with attractive return potential in the opinion of Vaughan Nelson. .. Vaughan Nelson will generally sell a stock when it reaches Vaughan Nelson's price target, when the issuer shows a deteriorating financial condition, or when it has repeated negative earnings surprises.
The Fund may also:
.. Invest in convertible preferred stock and convertible debt securities.
.. Invest up to 35% of its assets in fixed-income securities, including U.S.
  government bonds as well as lower quality debt securities.
.. Invest in foreign securities, including those of emerging markets.
.. Invest in real estate investment trusts ("REITs").
.. Invest in securities offered in initial public offerings ("IPOs").
.. Engage in active and frequent trading of securities. Frequent trading may produce high transaction costs, which may lower the Fund's return.
.. Purchase U.S. government securities, certificates of deposit, commercial paper, and/or high quality debt securities or hold cash for temporary defensive purposes in response to adverse market, economic or political conditions. These investments may prevent the Fund from achieving its investment goal.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. In addition, a list of the Fund's portfolio holdings, which is updated monthly after an aging period of at least 30 days, is available on the Fund's website at www.ixisadvisorfunds.com. Please see the back cover of this prospectus for more information on obtaining a copy of the Fund's annual or semiannual report.

 Principal Investment Risks

Equity securities: You may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. Value stocks present the risk that they may fall out of favor with investors and underperform growth stocks during any given period. Securities issued in IPOs tend to involve greater market risk than other equity securities due, in part, to public perception and the lack of publicly available information and trading history. This may impact the Fund's performance and result in higher portfolio

--------------------------------------------------------------------------------
24
  turnover, which may increase the tax liability to shareholders and the brokerage expenses incurred by the Fund.
Fixed-income securities: Subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security's value or periods of below-average performance in a given security or in the securities market as a whole. Lower-quality fixed- income securities (commonly known as "junk bonds") may be subject to these risks to a greater extent than other fixed-income securities. Junk bonds are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments.
Foreign securities: Subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets.
REITs: Subject to changes in underlying real estate values, rising interest rates, limited diversification of holdings, higher costs and prepayment risk associated with related mortgages, as well as other risks particular to investments in real estate.
Small-cap companies: Small-cap companies tend to have more limited markets and resources, and less liquidity, than companies with larger market capitalizations. Consequently, share prices of small-cap companies can be more volatile than, and perform differently from, larger company stocks.

For additional information see the section "More About Risk."

 Evaluating the Fund's Past Performance


The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and since inception periods compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Prior to March 1, 2004, the Fund had multiple subadvisers. The performance results shown below, for periods prior to that date, reflect results achieved by the previous subadvisers using different investment strategies. The Fund's performance might have been different had the current advisory arrangements and investment strategies been in place for all periods shown.

The bar chart shows the Fund's total returns for Class A shares for each calendar year since its first full year of operations. The returns for other classes of shares offered by this Prospectus differ from the Class A returns shown in the bar chart to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

                                    [CHART]

(total return)

 1997     1998     1999     2000     2001     2002     2003    2004  (up triangle) Highest Quarterly Return: Fourth
------   ------   ------   ------   ------   ------   ------  ------               Quarter 1999, up 42.28%
26.97%    2.05%   65.38%  -12.22%  -12.05%  -30.78%   38.71%  15.28% (down triangle) Lowest Quarterly Return: Third
                                                                                     Quarter 2001, down 26.44%

The table below shows how the average annual total returns for each class of the Fund (before and after taxes for Class A) for the one-year, five-year and since inception periods compare to those of the Russell 2000 Value Index, an unmanaged index measuring the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth rates. You may not invest directly in an index. The Fund's total returns reflect, on a class by class basis, its expenses and the maximum sales charge that you may be required to pay when you buy or redeem the Fund's shares. Class A total returns have also been calculated to reflect returns after taxes on distributions only and also returns

--------------------------------------------------------------------------------
                                                                             25
after taxes on distributions and sales of Fund shares. The Russell 2000 Value Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.


                                                                                           Since
Average Annual Total Returns                                                             Inception
(for the periods ended December 31, 2004)                       Past 1 Year Past 5 Years (12/31/96)
Class A - Return Before Taxes                                      8.65%       -4.24%       7.06%
   Return After Taxes on Distributions*                            8.65%       -5.41%       5.62%
   Return After Taxes on Distributions & Sales of Fund Shares*     5.63%       -4.07%       5.42%
Class B - Return Before Taxes+                                     9.45%       -4.15%       7.04%
Class C - Return Before Taxes                                     13.44%       -3.83%       7.05%
Russell 2000 Value Index**                                        22.25%       17.23%      13.16%

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. The after-tax returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.
** The returns of each Index do not reflect the effect of taxes.
+ Class B share returns do not reflect Class A share returns after conversion of Class B shares to Class A shares.

For information about the Fund's expenses, see the section "Fund Fees &
Expenses."

--------------------------------------------------------------------------------
26

                                    [GRAPHIC]



Goals, Strategies & Risks
Westpeak Capital Growth Fund

Adviser:    IXIS Asset Management Advisors, L.P.
               ("IXIS Advisors")
Subadviser: Westpeak Global Advisors, L.P. ("Westpeak")
Manager:    Team Management (Robert A. Franz,
               Stephen A. Komon, Stephen C. Platt and
               Jean-Marc Diani)

Category: Large-Cap Equity

Ticker Symbol: Class A Class B Class C
               -----------------------
               NEFCX   NECBX   NECGX

 Investment Goal

The Fund seeks long-term growth of capital. The Fund's investment goal may be changed without shareholder approval.

 Principal Investment Strategies

Under normal market conditions, the Fund will invest substantially all of its assets in the common stock of U.S. large and mid-capitalization companies in any industry.
Westpeak constructs a portfolio of large- and mid-capitalization stocks that exhibit reasonable growth potential. Westpeak believes risk and return can be accurately measured and controlled through thoughtful portfolio construction. Therefore, its focus will be on the aggregate characteristics of the portfolio and not just individual stocks. The portfolio emphasizes the characteristics that Westpeak believes are most likely to be rewarded by the market in the period ahead based upon current and historical probabilities. Westpeak will seek to construct a portfolio of growth stocks with reasonable relative valuation. The Fund's industry weightings will not vary significantly from the Russell 1000 Growth Index.
In selecting investments for the Fund's portfolio, Westpeak uses proprietary quantitative research based on economic, market and company-specific information and employs the following process:
.. Westpeak invests principally in the stock of large- and mid-capitalization companies in the Russell 3000 Growth Index.
.. Westpeak screens these stocks to develop a "valuation rank" for each stock using fundamental growth and value criteria, such as:
..  earnings growth rates
..  price momentum
..  earnings-to-price ratios
..  book-to-price ratios
This rank reflects the relative valuation of each stock based on its exposure to fundamental and industry characteristics.
.. All of the stocks are then screened using stock specific components -- such as analyst, market, and management sentiment, and valuation and financial strength -- to develop an "expectations rank" for each stock. This rank seeks to identify those stocks with positive near-term expectations.
.. The valuation and expectations ranks for each stock are placed in a valuation matrix to evaluate whether to buy, sell or hold a stock.
.. The final step is the use of proprietary methodology that considers each stock's respective valuation and expectations ranks, along with their risk characteristics, to construct an optimal portfolio designed to maximize excess return while maintaining an accepted level of risk.
The desired result is a diversified portfolio of 50 to 125 stocks that Westpeak believes will produce the highest long-term returns and which has characteristics similar to that of the Fund's benchmark, the Russell 1000
Growth Index.
The Fund may also:
.. Hold up to 10% of its assets in smaller capitalization companies.
.. Engage in active and frequent trading of securities. Frequent trading may produce high transaction costs, which may lower the Fund's return.
.. Purchase money market or high quality debt securities for temporary defensive purposes in response to adverse market, economic, political or other conditions. These investments may prevent the Fund from achieving its investment goal.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. In addition, a list of the Fund's portfolio holdings, which is updated monthly after an aging period of at least 30 days, is available on the Fund's website at www.ixisadvisorfunds.com. Please see the back cover of this prospectus for more information on obtaining a copy of the Fund's annual or semiannual report.

 Principal Investment Risks

Equity securities: You may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. Small capitalization companies may be subject to more abrupt price movements, limited markets and less liquidity than larger, more established companies which could adversely affect the value of the portfolio.

For additional information see the section "More About Risk."

--------------------------------------------------------------------------------
                                                                             27

 Evaluating the Fund's Past Performance


The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. The Fund's current subadviser assumed that function on February 16, 1998. This chart and table reflect results achieved by the previous subadviser using different investment strategies for periods prior to February 16, 1998. The Fund's performance might have been different had the current advisory arrangements and investment strategies been in place for all periods shown.

The bar chart shows the Fund's total returns for Class A shares for each of the last ten calendar years. The returns for other classes of shares offered by this Prospectus differ from the Class A returns shown in the bar chart to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

                                    [CHART]

(total return)

 1995    1996    1997    1998    1999    2000    2001    2002    2003   2004  (up triangle) Highest Quarterly Return: Fourth
------  ------  ------  ------  ------  ------  ------  ------  ------  -----               Quarter 1998, up 24.26%
30.76%  17.05%  17.23%  29.08%  24.74% -19.52% -20.46% -28.08%  26.69%  5.15% (down triangle) Lowest Quarterly Return: Third
                                                                                              Quarter 2001, down 21.85%

The table below shows how the average annual total returns for each class of the Fund (before and after taxes for Class A) for the one-year, five-year and ten-year periods compare to those of the Russell 1000 Growth Index, an unmanaged index measuring the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth rates. You may not invest directly in an index. The Fund's total returns reflect, on a class by class basis, its expenses and the maximum sales charge that you may be required to pay when you buy or redeem the Fund's shares. Class A total returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sales of Fund shares. The Russell 1000 Growth Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.


Average Annual Total Returns
(for the periods ended December 31, 2004)                       Past 1 Year Past 5 Years Past 10 Years
Class A - Return Before Taxes                                     -0.87%      -10.38%        5.26%
   Return After Taxes on Distributions*                           -0.87%      -11.31%        3.24%
   Return After Taxes on Distributions & Sales of Fund Shares*    -0.56%       -8.76%        3.98%
Class B - Returns Before Taxes+                                   -0.59%      -10.26%        5.05%
Class C - Returns Before Taxes                                     3.42%      -10.01%        5.03%
Russell 1000 Growth Index**                                        6.30%       -9.29%        9.59%

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. The after-tax returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.
** The returns of the Index do not reflect the effect of taxes.
+ Class B share returns do not reflect Class A share returns after conversion of Class B shares to Class A shares.

For information about the Fund's expenses, see the section "Fund Fees &
Expenses."

--------------------------------------------------------------------------------
28

                                    [GRAPHIC]




Fund Fees & Expenses

The following tables describe the fees and expenses that you may pay if you buy and hold shares of each Fund.

 Shareholder Fees

(fees paid directly from your investment)

                                                                                                 Class A   Class B Class C
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)(1)(2)           5.75%   None    None
Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption
   proceeds, as applicable)(2)                                                                         (3)  5.00%   1.00%
Redemption fees (AEW Real Estate Fund, IXIS U.S. Diversified Portfolio, IXIS Value Fund, Harris
   Associates Large Cap Value Fund, Westpeak Capital Growth Fund)                                    None*  None*   None*
Redemption fees (CGM Advisor Targeted Equity Fund, Hansberger International Fund, Harris             2% of
   Associates Focused Value Fund, Vaughan Nelson Small Cap Value Fund)                          redemption
                                                                                                 proceeds+  None*   None*

+ Will be charged on redemptions and exchanges of shares held for 60 days or less.
(1) A reduced sales charge on Class A shares applies in some cases. See the section "How Sales Charges Are Calculated" within the section "Fund Services."
(2) Does not apply to reinvested distributions.
(3) A 1.00% contingent deferred sales charge ("CDSC") applies with respect to certain purchases of Class A shares greater than $1,000,000 redeemed within 1 year after purchase, but not to any other purchases or redemptions of Class A shares. See the section "How Sales Charges Are Calculated" within the section "Fund Services."

* Generally, a transaction fee will be charged for expedited payment of redemption proceeds such as by wire or overnight delivery.

 Annual Fund Operating Expenses

(expenses that are deducted from Fund assets, as a percentage of average daily net assets)

                                                                CGM Advisor Targeted         Hansberger
                                     AEW Real Estate Fund/(1)/       Equity Fund         International Fund
                                     Class A   Class B Class C Class A Class B Class C Class A Class B Class C
Management fees                       0.80%     0.80%   0.80%   0.70%   0.70%   0.70%   0.80%   0.80%   0.80%
Distribution and/or service
   (12b-1) fees                       0.25%     1.00%*  1.00%*  0.25%   1.00%*  1.00%*  0.25%   1.00%*  1.00%*
Other expenses+                       0.66%     0.66%   0.66%   0.36%   0.36%   0.36%   0.81%   0.81%   0.81%
Total annual fund operating expenses  1.71%     2.46%   2.46%   1.31%   2.06%   2.06%   1.86%   2.61%   2.61%
Fee waiver and/or expense
   reimbursement                      0.21%     0.21%   0.21%   0.00%   0.00%   0.00%   0.00%   0.00%   0.00%
Net expenses                          1.50%     2.25%   2.25%   1.31%   2.06%   2.06%   1.86%   2.61%   2.61%
                                     Harris Associates Focused Harris Associates Large  IXIS U.S. Diversified
                                         Value Fund/(2)/         Cap Value Fund/(3)/          Portfolio
                                     Class A   Class B Class C Class A Class B Class C Class A Class B Class C
Management fees                       1.00%     1.00%   1.00%   0.68%   0.68%   0.68%   1.05%   1.05%   1.05%
Distribution and/or service
   (12b-1) fees                       0.25%     1.00%*  1.00%*  0.25%   1.00%*  1.00%*  0.25%   1.00%*  1.00%*
Other expenses+                       0.42%     0.42%   0.42%   0.50%   0.50%   0.50%   0.51%   0.51%   0.51%
Total annual fund operating expenses  1.67%     2.42%   2.42%   1.43%   2.18%   2.18%   1.81%   2.56%   2.56%
Fee waiver and/or expense
   reimbursement                      0.00%     0.00%   0.00%   0.13%   0.13%   0.13%   0.00%   0.00%   0.00%
Net expenses                          1.67%     2.42%   2.42%   1.30%   2.05%   2.05%   1.81%   2.56%   2.56%

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                                    [GRAPHIC]

 Annual Fund Operating Expenses - continued


                                                             Vaughan Nelson Small Cap    Westpeak Capital
                                         IXIS Value Fund           Value Fund               Growth Fund
                                     Class A Class B Class C Class A  Class B Class C Class A Class B Class C
Management fees                       0.75%   0.75%   0.75%   0.90%    0.90%   0.90%   0.75%   0.75%   0.75%
Distribution and/or service
   (12b-1) fees                       0.25%   1.00%*  1.00%*  0.25%    1.00%*  1.00%*  0.25%   1.00%*  1.00%*
Other expenses+                       0.59%   0.59%   0.59%   0.85%    0.85%   0.85%   0.86%   0.86%   0.86%
Total annual fund operating expenses  1.59%   2.34%   2.34%   2.00%    2.75%   2.75%   1.86%   2.61%   2.61%
Fee waiver and/or expense
   reimbursement                      0.00%   0.00%   0.00%   0.00%    0.00%   0.00%   0.00%   0.00%   0.00%
Net expenses                          1.59%   2.34%   2.34%   2.00%    2.75%   2.75%   1.86%   2.61%   2.61%

+ Other expenses have been restated to reflect current fees based on contractual changes to Transfer Agency fees for the Funds effective
   January 1, 2005.
* Because of the higher 12b-1 fees, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the rules of the National Association of Securities Dealers, Inc.
(1) AEW has given a binding undertaking to this Fund to limit the amount of the Fund's total annual fund operating expenses, exclusive of brokerage expenses, interest expenses, taxes and organizational and extraordinary expenses, to 1.50%, 2.25% and 2.25% of the Fund's average daily net assets for Classes A, B and C shares, respectively. This undertaking is in effect through April 30, 2006, and is reevaluated on an annual basis. Without this undertaking, expenses would have been higher.
(2) IXIS Advisors has given a binding undertaking to this Fund to limit the amount of the Fund's total annual fund operating expenses, exclusive of brokerage expenses, interest expenses, taxes and organizational and extraordinary expenses, to 1.70%, 2.45% and 2.45% of the Fund's average daily net assets for Classes A, B and C shares, respectively. This undertaking is in effect through April 30, 2006, and is reevaluated on an annual basis.
(3) IXIS Advisors has given a binding undertaking to this Fund to limit the amount of the Fund's total annual fund operating expenses, exclusive of brokerage expenses, interest expenses, taxes and organizational and extraordinary expenses, to 1.30%, 2.05% and 2.05% of the Fund's average daily net assets for Classes A, B and C shares, respectively. This undertaking is in effect through April 30, 2006 and is reevaluated on an annual basis. Without this undertaking, expenses would have been higher.

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                                    [GRAPHIC]

 Example

This example*, which is based upon the expenses shown in the "Annual Fund Operating Expenses" table, is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.
The example assumes that:
.. You invest $10,000 in a Fund for the time periods indicated;
.. Your investment has a 5% return each year;
.. A Fund's operating expenses remain the same; and .. All dividends and distributions are reinvested.
Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

                  AEW Real Estate Fund             CGM Advisor Targeted Equity Fund
           Class A       Class B       Class C    Class A     Class B       Class C
                       (1)    (2)    (1)    (2)             (1)    (2)    (1)    (2)
1 year     $  719     $  728 $  228 $  328 $  228 $  701   $  709 $  209 $  309 $  209
3 years    $1,064     $1,047 $  747 $  747 $  747 $  966   $  946 $  646 $  646 $  646
5 years    $1,431     $1,492 $1,292 $1,292 $1,292 $1,252   $1,308 $1,108 $1,108 $1,108
10 years** $2,462     $2,595 $2,595 $2,780 $2,780 $2,063   $2,197 $2,197 $2,390 $2,390
              Hansberger International Fund       Harris Associates Focused Value Fund
           Class A       Class B       Class C    Class A     Class B       Class C
                       (1)    (2)    (1)    (2)             (1)    (2)    (1)    (2)
1 year     $  753     $  764 $  264 $  364 $  264 $  735   $  745 $  245 $  345 $  245
3 years    $1,126     $1,111 $  811 $  811 $  811 $1,071   $1,055 $  755 $  755 $  755
5 years    $1,523     $1,585 $1,385 $1,385 $1,385 $1,430   $1,491 $1,291 $1,291 $1,291
10 years** $2,629     $2,762 $2,762 $2,944 $2,944 $2,438   $2,571 $2,571 $2,756 $2,756
           Harris Associates Large Cap Value Fund   IXIS U.S. Diversified Portfolio
           Class A       Class B       Class C    Class A     Class B       Class C
                       (1)    (2)    (1)    (2)             (1)    (2)    (1)    (2)
1 year     $  700     $  708 $  208 $  308 $  208 $  748   $  759 $  259 $  359 $  259
3 years    $  989     $  970 $  670 $  670 $  670 $1,112   $1,096 $  796 $  796 $  796
5 years    $1,300     $1,358 $1,158 $1,158 $1,158 $1,499   $1,560 $1,360 $1,360 $1,360
10 years** $2,179     $2,313 $2,313 $2,503 $2,503 $2,579   $2,712 $2,712 $2,895 $2,895
                     IXIS Value Fund              Vaughan Nelson Small Cap Value Fund
           Class A       Class B       Class C    Class A     Class B       Class C
                       (1)    (2)    (1)    (2)             (1)    (2)    (1)    (2)
1 year     $  727     $  737 $  237 $  337 $  237 $  766   $  778 $  278 $  378 $  278
3 years    $1,048     $1,030 $  730 $  730 $  730 $1,166   $1,153 $  853 $  853 $  853
5 years    $1,391     $1,450 $1,250 $1,250 $1,250 $1,591   $1,654 $1,454 $1,454 $1,454
10 years** $2,356     $2,489 $2,489 $2,676 $2,676 $2,768   $2,900 $2,900 $3,080 $3,080

              Westpeak Capital Growth Fund
           Class A    Class B       Class C
                    (1)    (2)    (1)    (2)
1 year     $  753  $  764 $  264 $  364 $  264
3 years    $1,126  $1,111 $  811 $  811 $  811
5 years    $1,523  $1,585 $1,385 $1,385 $1,385
10 years** $2,629  $2,762 $2,762 $2,944 $2,944

(1) Assumes redemption at end of period.
(2) Assumes no redemption at end of period.
* The example is based on the net expenses for the 1-year period for AEW Real Estate Fund and Harris Associates Large Cap Value Fund and on the total annual fund operating expenses for the remaining years. The example is based on total annual fund operating expenses for the other Funds for all periods.
** Class B shares automatically convert to Class A shares after 8 years;
   therefore, in years 9 and 10 Class B amounts are calculated using Class A expenses.

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                                    [GRAPHIC]



More About Risk
More About Risk

The Funds have principal investment strategies that come with inherent risks. The following is a list of risks to which each Fund may be subject because of its investment in various types of securities or engagement in various practices.

Correlation Risk (All Funds except AEW Real Estate and Harris Associates Focused Value Funds) The risk that changes in the value of a hedging instrument will not match those of the asset being hedged.

Credit Risk (All Funds except IXIS Value Fund) The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Funds that invest in securities rated below investment grade quality (i.e., below a rating of Baa or BBB by Moody's or S&P, respectively), or that are unrated but judged to be of comparable quality by the Funds' subadvisers are subject to greater credit risk than funds that do not invest in such securities.

Currency Risk (All Funds except AEW Real Estate, Westpeak Capital Growth and Harris Associates Large Cap Value Funds) The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment.

Emerging Markets Risk (Hansberger International and Vaughan Nelson Small Cap Value Funds) The risk associated with investing in companies traded in developing securities markets, which may be smaller and have shorter operating histories than companies in developed markets. Emerging markets involve risks in addition to and greater than those generally associated with investing in developed foreign markets. The extent of economic development, political stability, market depth, infrastructure and capitalization, and regulatory oversight in emerging market economies is generally less than in more developed markets.

Extension Risk (AEW Real Estate, IXIS U.S. Diversified Portfolio, Hansberger International and Vaughan Nelson Small Cap Value Funds) The risk that an unexpected rise in interest rates will extend the life of a mortgage- or asset-backed security beyond the expected prepayment time, typically reducing the security's value.

Foreign Risk (All Funds) The risk associated with investments in issuers located in foreign countries. A Fund's investments in foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. companies. In the event of a nationalization, expropriation or other confiscation, the Fund could lose its entire investment. When the Fund invests in securities from issuers located in countries with emerging markets, it may face greater foreign risk since emerging market countries may be more likely to experience political and economic instability.

Information Risk (All Funds) The risk that key information about a security is inaccurate or unavailable. Securities issued in initial public offerings, or IPOs, involve greater information risk than other equity securities due to the lack of public information.

Interest Rate Risk (All Funds except IXIS Value Fund) The risk of market losses attributable to changes in interest rates. In general, the prices of fixed-income securities rise when interest rates fall, and prices fall when interest rates rise.

Leverage Risk (All Funds except AEW Real Estate and Harris Associates Focused Value Funds) The risk associated with securities or practices (e.g., borrowing) that multiply small index or market movements into larger changes in value. When a derivative security (a security whose value is based on another security or index) is used as a hedge against an offsetting position that a Fund also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that a Fund uses a derivative security for purposes other than as a hedge, or, if a Fund hedges imperfectly, that Fund is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain.

Liquidity Risk (All Funds except IXIS Value Fund) The risk that certain securities may be difficult or impossible to sell at the time and at the price that the seller would like. This may result in a loss or may otherwise be costly to a Fund. These types of risks may also apply to restricted securities,
Section 4(2) Commercial Paper, and Rule 144A Securities.

Management Risk (All Funds) The risk that a strategy used by a Fund's portfolio management may fail to produce the intended result.

Market Risk (All Funds) The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer's financial condition as well as overall market and economic conditions. IPO securities tend to involve greater market risk than other equity securities due, in part, to public perception and the lack of public information and trading history.

Opportunity Risk (All Funds) The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are invested in less profitable investments.

Options, Futures, Swap Contracts and Other Derivatives Risks (CGM Advisor Targeted Equity, IXIS U.S. Diversified Portfolio, Hansberger International, Harris Associates Large Cap Value, Vaughan Nelson Small Cap Value and

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32

Westpeak Capital Growth Funds) These transactions are subject to changes in the underlying security on which such transactions are based. It is important to note that even a small investment in these types of derivative securities may give rise to leverage risk, and can have a significant impact on a Fund's exposure to stock market values, interest rates or currency exchange rates. These types of transactions will be used primarily for hedging purposes.

Political Risk (All Funds) The risk of losses directly attributable to government or political actions.

Prepayment Risk (AEW Real Estate, IXIS U.S. Diversified Portfolio, Hansberger International and Vaughan Nelson Small Cap Value Funds) The risk that unanticipated prepayments may occur, reducing the return from mortgage- or asset-backed securities, or real estate investment trusts.

Small Capitalization Companies Risk (AEW Real Estate, Hansberger International, IXIS U.S. Diversified Portfolio, Vaughan Nelson Small Cap Value and Westpeak Capital Growth Funds) These companies carry special risks, including narrower markets, more limited financial and management resources, less liquidity and greater volatility than large company stocks.

Valuation Risk (All Funds) The risk that a Fund has valued certain securities at a higher price than the price at which they can be sold.

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                                    [GRAPHIC]



Management Team
Meet the Funds' Investment Advisers and Subadvisers

The IXIS Advisor Funds family (as defined below) currently includes 21 mutual funds. The IXIS Advisor Funds family had combined assets of $5.4 billion as of December 31, 2004. IXIS Advisor Funds are distributed through IXIS Asset Management Distributors, L.P. (the "Distributor"). This Prospectus covers the IXIS Advisor Equity Funds (the "Funds" or each a "Fund"), which, along with the IXIS Advisor Income and Tax Free Income Funds, IXIS Advisor Diversified Portfolios, Loomis Sayles Growth Fund, Loomis Sayles Research Fund and IXIS Cash Management Trust --Money Market Series (the "Money Market Fund") constitute the "IXIS Advisor Funds."

 Advisers

IXIS Advisors, located at 399 Boylston Street, Boston, Massachusetts 02116, serves as the adviser to each of the Funds except AEW Real Estate Fund (for which AEW serves as adviser) and CGM Advisor Targeted Equity Fund (for which CGM serves as adviser). IXIS Advisors is a subsidiary of IXIS Asset Management North America, L.P. ("IXIS Asset Management North America"), which is part of IXIS Asset Management Group, an international asset management group based in Paris, France. IXIS Asset Management Group is ultimately owned principally, directly and indirectly, by three large affiliated French financial services entities: the Caisse des Depots et Consignations ("CDC"), a public sector financial institution created by the French government in 1816; the Caisse Nationale des Caisses d'Epargne, a financial institution owned by CDC and by affiliated French savings banks known as the Caisses d'Epargne; and by CNP Assurances, a large French life insurance company. IXIS Asset Management North America has 15 principal subsidiary or affiliated asset management firms that collectively had $182 billion in assets under management at December 31, 2004. IXIS Advisors oversees, evaluates, and monitors the subadvisory services provided to each Fund except AEW Real Estate Fund and CGM Advisor Targeted Equity Fund. It also provides general business management and administration to each Fund except AEW Real Estate Fund and CGM Advisor Targeted Equity Fund. IXIS Advisors does not determine what investments will be purchased by the Funds. AEW, CGM and the subadvisers listed below make the investment decisions for their respective Funds or segments.

The combined advisory and subadvisory fees paid by the Funds during the fiscal year ended December 31, 2004 as a percentage of each Fund's average daily net assets were 0.83% for the Hansberger International Fund, 1.00% for the Harris Associates Focused Value Fund, 0.68% for the Harris Associates Large Cap Value Fund, 1.05% for the IXIS U.S. Diversified Portfolio, 0.75% for the IXIS Value Fund, 0.93% for the Vaughan Nelson Small Cap Value Fund and 0.75% for the Westpeak Capital Growth Fund.

AEW, located at World Trade Center East, Two Seaport Lane, Boston, Massachusetts 02210, serves as the adviser to the AEW Real Estate Fund. AEW is a subsidiary of IXIS Asset Management North America. Together with other AEW adviser affiliates, AEW managed $6.45 billion of client capital as of December 31, 2004. For the fiscal year ended January 31, 2005, AEW Real Estate Fund paid 0.80% of its average daily net assets to AEW in advisory fees.

CGM, located at One International Place, Boston, Massachusetts 02110, has served as adviser to the CGM Advisor Targeted Equity Fund since CGM's inception in 1989. It also serves as investment adviser to four additional mutual funds and various institutional investors. CGM is an affiliate of IXIS Asset Management North America and had over $4.5 billion in assets under management as of December 31, 2004. For the fiscal year ended December 31, 2004, CGM Advisor Targeted Equity Fund paid 0.70% of its average daily net assets to CGM in advisory fees.

 Subadvisers

Each subadviser has full investment discretion and makes all determinations with respect to the investment of the assets of a Fund or a Segment, subject to general supervision of the Fund's adviser and the Board of Trustees.

Hansberger, located at 401 East Las Olas Boulevard, Suite 1700, Fort Lauderdale, Florida 33301, serves as a subadviser to the Hansberger International Fund. Hansberger is a wholly owned subsidiary of Hansberger Group, Inc. and was established in 1994. Hansberger managed approximately $5.9 billion in assets as of December 31, 2004, and specializes in global investing, managing separate portfolios and institutional mutual funds.

Harris Associates, located at Two North LaSalle Street, Chicago, Illinois 60602, serves as subadviser to the Harris Associates Large Cap Value Fund and the Harris Associates Focused Value Fund. Harris Associates, a subsidiary of IXIS Asset Management North America, managed $60.3 billion in assets as of December 31, 2004, and, together with its prede-

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34
cessor, has managed investments since 1976. It also manages investments for other mutual funds as well as assets of individuals, trusts, retirement plans, endowments, foundations, and several private partnerships.

Loomis Sayles, located at One Financial Center, Boston, Massachusetts 02111, serves as subadviser to segments of the IXIS U.S. Diversified Portfolio and IXIS Value Fund. Loomis Sayles is a subsidiary of IXIS Asset Management North America. Founded in 1926, Loomis Sayles is one of America's oldest investment advisory firms with over $63.1 billion in assets under management as of December 31, 2004. Loomis Sayles is well known for its professional research staff, which is one of the largest in the industry.

Mercury, located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536, serves as subadviser to a segment of the IXIS U.S. Diversified Portfolio. "Mercury Advisors" is the name under which Fund Asset Management, L.P., a wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("Merrill Lynch"), conducts certain business. Mercury and its affiliated investment advisers, including Merrill Lynch Investment Managers, managed approximately $496 billion in assets as of December 31, 2004. Mercury was established in 1976 in order to provide investment management services for institutions and mutual funds.

Vaughan Nelson, located at 600 Travis Street, Suite 6300, Houston, Texas 77002, serves as subadviser to the Vaughan Nelson Small Cap Value Fund. Vaughan Nelson is a subsidiary of IXIS Asset Management North America. Originally founded in 1970, Vaughan Nelson focuses primarily on managing equity and fixed-income funds for clients who consist of foundations, university endowments and corporate retirement and family/individual core funds. As of December 31, 2004, Vaughan Nelson had $3.8 billion in assets under management.

Westpeak, located at 1470 Walnut Street, Boulder, Colorado 80302, serves as subadviser to the Westpeak Capital Growth Fund and a segment of the IXIS Value Fund. Westpeak is a subsidiary of IXIS Asset Management North America. Westpeak employs a team approach in managing the Fund's portfolio. Founded in 1991, Westpeak manages an array of U.S., global and regional equity strategies for large institutional investors. As of December 31, 2004, Westpeak had $3.4 billion in assets under management.

 Subadvisory Agreements

The IXIS Advisor Funds have received an exemptive order from the Securities and Exchange Commission (the "SEC") that permits IXIS Advisors to amend or continue existing subadvisory agreements when approved by the Board of Trustees, without shareholder approval. The exemption also permits IXIS Advisors to enter into new subadvisory agreements with subadvisers that are not affiliated with IXIS Advisors without shareholder approval, if approved by the Board of Trustees. Before a Fund can rely on the exemptions described above, a majority of the shareholders of the Fund must approve reliance by the Fund on the exemptive order. Shareholders will be notified of any subadviser changes.

 Portfolio Trades

In placing portfolio trades, any adviser or subadviser may use brokerage firms that market the Funds' shares or are affiliated with IXIS Asset Management North America, IXIS Advisors or any adviser or subadviser. In placing trades, any adviser or subadviser will seek to obtain the best combination of price and execution, which involves a number of judgmental factors. Such portfolio trades are subject to applicable regulatory restrictions and related procedures adopted by the Board of Trustees.

Transactions with Other Investment Companies. Pursuant to an application for exemptive relief that may in the future be granted by the SEC, each Fund may be permitted to invest its daily cash balances in shares of money market and short-term bond funds advised by IXIS Advisors or its affiliates ("Central Funds"). The Central Funds currently include the IXIS Cash Management
Trust -- Money Market Series; Institutional Daily Income Fund; Cortland Trust, Inc.; and Short Term Income Fund, Inc. Each Central Fund is advised by Reich & Tang Asset Management, LLC ("Reich & Tang"), except for IXIS Cash Management Trust -- Money Market Series, which is advised by IXIS Advisors and subadvised by Reich & Tang. Because IXIS Advisors and Reich & Tang are both subsidiaries of IXIS Asset Management North America, the Funds and the Central Funds may be considered to be related companies comprising a "group of investment companies" under the 1940 Act.

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                                    [GRAPHIC]



Management Team
Meet the Funds' Investment Advisers and Subadvisers (continued)


Pursuant to such exemptive relief, the Funds may also borrow and lend money for temporary or emergency purposes directly to and from other Funds through an interfund credit facility. In addition to the Funds and the Central Funds, series of the following mutual fund groups may also be able to participate in the facility: IXIS Advisor Funds Trust I (except the CGM Advisor Targeted Equity Fund series), IXIS Advisor Funds Trust II, IXIS Advisor Funds Trust III, IXIS Advisor Funds Trust IV, AEW Real Estate Income Fund, Harris Associates Investment Trust, Loomis Sayles Funds I and Loomis Sayles Funds II. The advisers and subadvisers to these mutual funds currently include IXIS Advisors, Reich & Tang, Loomis Sayles, AEW Management and Advisors, L.P., Harris Associates L.P. and Westpeak Global Advisors, L.P. Each of these advisers and subadvisers are subsidiaries of IXIS Asset Management North America and are thus "affiliated persons" under the 1940 Act by reason of being under common control by IXIS Asset Management North America. In addition, because the Funds are advised by firms that are affiliated with one another, they may be considered to be related companies comprising a "group of investment companies" under the 1940 Act. The Central Funds and AEW Real Estate Income Fund will participate in the Credit Facility only as lenders. Participation in such an interfund lending program would be voluntary for both borrowing and lending funds, and a Fund would participate in an interfund lending program only if the Board of Trustees determined that doing so would benefit a Fund. Should a Fund participate in such an interfund lending program, the Board of Trustees would establish procedures for the operation of the program by the advisers or an affiliate.

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                                    [GRAPHIC]



Management Team
Meet the Funds' Portfolio Managers

AEW

Matthew A. Troxell

Matthew A. Troxell has managed the AEW Real Estate Fund since its inception. Mr. Troxell, Principal and Portfolio Manager, joined AEW in 1994. Mr. Troxell, a member of the National Association of Real Estate Investment Trusts, received a B.A. from Tufts University. He holds the designation of Chartered Financial Analyst and has over 23 years of experience in investment analysis and portfolio management.

CGM

G. Kenneth Heebner

G. Kenneth Heebner has managed the CGM Advisor Targeted Equity Fund since 1976. Mr. Heebner currently serves as senior portfolio manager of CGM, which he co-founded in 1989. Mr. Heebner received a B.S. from Amherst College and an M.B.A. from Harvard Business School. He holds the designation of Chartered Financial Analyst and is a 39-year veteran of the investment industry.

Hansberger

Ronald Holt

Ronald Holt has co-managed the international value segment of the Hansberger International Fund since August 2003. He also co-manages the international developed markets discipline of the IXIS Equity Diversified Portfolio and IXIS Moderate Diversified Portfolio. Mr. Holt, President and Director of Research, joined Hansberger in 1997. Prior to assuming the role of President and Director of Research, he was a senior research analyst and portfolio manager at Hansberger. Mr. Holt received a B.A. from Columbia University and an M.B.A. in Finance from New York University's Stern School of Business. He holds the designation of Chartered Financial Analyst and has over 14 years of investment experience.

Barry A. Lockhart

Barry A. Lockhart has co-managed international growth segment of Hansberger International Fund since March 2002. He also manages other Hansberger mutual funds. Mr. Lockhart, Vice President - Research of Hansberger, joined the firm in 1999. He received an M.B.A. and a Bachelor of Commerce Degree from McMaster University. Mr. Lockhart holds the designation of Chartered Financial Analyst and has over 15 years of investment experience.

Robert Mazuelos

Robert Mazuelos has co-managed the international value segment of the Hansberger International Fund since August 2003. He also co-manages the international developed markets discipline of IXIS Equity Diversified Portfolio and IXIS Moderate Diversified Portfolio. Mr. Mazuelos, Senior Vice President, Senior Research Analyst and Portfolio Manager, joined Hansberger in 1995. He received a B.S. from the University of Florida and an M.B.A. from Florida Atlantic University and has over 14 years of investment management experience.

Lauretta Reeves

Lauretta (Retz) Reeves has co-managed the international value segment of the Hansberger International Fund since August 2003. Ms. Reeves, Managing Director of Research Technology and senior research analyst, joined Hansberger in 1996. She received a B.S. from Florida International University and an M.B.A. from Nova-Southeastern University. Ms. Reeves holds the designation of Chartered Financial Analyst and has over 18 years of investment management experience.

Patrick H. Tan

Patrick H. Tan has co-managed the international growth segment of the Hansberger International Fund since March 2002. He also manages other Hansberger mutual funds. Mr. Tan, Research Analyst of Hansberger, joined the firm in 1999. He received a B.A. from the University of Toronto and has seven years of investment-related experience.

Thomas R.H. Tibbles

Thomas R.H. Tibbles has served as leader of the management team for the international growth segment of the Hansberger International Fund since March 2002. He also manages other Hansberger mutual funds. Mr. Tibbles, Managing Director - Canada of Hansberger, joined the firm in 1999. He received a Bachelor of Commerce Degree with distinction from the University of Toronto, Trinity College. Mr. Tibbles holds the designation of Chartered Financial Analyst and has over 18 years of investment management experience.

Harris Associates

Floyd J. Bellman

Floyd J. Bellman has co-managed the Harris Associates Focused Value Fund since its inception and Harris' segment of IXIS Value Fund since February 2000. Mr. Bellman, Vice President of the Investment Advisory Department and Partner of Harris Associates, joined the firm in 1995. He received a B.B.A. in Finance from the University of Wisconsin-Whitewater. Mr. Bellman holds the designation of Chartered Financial Analyst and has over 24 years of investment experience.

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                                    [GRAPHIC]



Management Team
Meet the Funds' Portfolio Managers (continued)


Robert M. Levy

Robert M. Levy has co-managed the Harris Associates Focused Value Fund since May 2005 and Harris' segment of the IXIS Value Fund since February 2000. Mr. Levy is Partner, Chairman and Chief Investment Officer of Harris Associates, which he joined in 1985. He received a B.A. from Vanderbilt University and an M.B.A. from the Wharton School of Business at the University of Pennsylvania. Mr. Levy holds the designation of Chartered Financial Analyst and has over 28 years of investment experience.

Edward S. Loeb

Edward S. Loeb has co-managed the Harris Associates Large Cap Value Fund since July 2002 and Harris' segment of the IXIS U.S. Diversified Portfolio since October 2000. He also co-manages the large cap value disciplines of the IXIS Equity Diversified Portfolio and IXIS Moderate Diversified Portfolio. Mr. Loeb, Partner and Director of Institutional Portfolios of Harris Associates, joined the firm in 1989. He received an M.B.A. from Northwestern University and a B.A. from Princeton University. Mr. Loeb holds the designation of Chartered Financial Analyst and has over 16 years of investment experience.

Michael J. Mangan

Michael J. Mangan has co-managed the Harris Associates Large Cap Value Fund since July 2002 and IXIS U.S. Diversified Portfolio since May 2005. He also co-manages the large cap value disciplines of IXIS Equity Diversified Portfolio and IXIS Moderate Diversified Portfolio. Mr. Mangan, a Partner of Harris Associates, joined the firm in 1997. He received a B.B.A. from the University of Iowa and an M.B.A. from Northwestern University. Mr. Mangan is a CPA, holds the designation of Chartered Financial Analyst and has over 16 years of investment management experience.

Diane L. Mustain

Diane L. Mustain has co-managed the Harris Associates Large Cap Value Fund and IXIS U.S. Diversified Portfolio since May 2005. She also co-manages the large cap value disciplines of IXIS Equity Diversified Portfolio and IXIS Moderate Diversified Portfolio. Ms. Mustain, a portfolio manager of Harris Associates, joined the firm in 2002. Prior to joining Harris Associates, she was employed by Duff & Phelps Investment Management Company from 1981 through 2001, where she held the position of Executive Vice President and Head of Equities. Ms. Mustain received a B.S. and an M.B.A. from DePaul University. She holds the designation of Chartered Financial Analyst and has over 23 years of investment experience.

Loomis Sayles

Philip C. Fine

Philip C. Fine has co-managed the Loomis Sayles mid-cap growth segment of the IXIS U.S. Diversified Portfolio since March 2001. He also co-manages the Loomis Sayles Aggressive Growth Fund. Mr. Fine, Vice President of Loomis Sayles, joined the firm in 1996. He received an A.B. and a Ph.D. from Harvard University. Mr. Fine has over 16 years of investment management experience.

Joseph R. Gatz

Joseph R. Gatz has served as lead portfolio manager of the Loomis Sayles small cap value segment of the IXIS U.S. Diversified Portfolio since January 2000. He also co-manages the Loomis Sayles Small Cap Value Fund. Mr. Gatz, Vice President of Loomis Sayles, joined the firm in 1999. Prior to joining Loomis Sayles, he was a portfolio manager at Banc One Investment Advisers Corporation and certain of its corporate predecessors from 1993 until 1999. Mr. Gatz received an M.B.A. from Indiana University and a B.A. from Michigan State University. He holds the designation of Chartered Financial Analyst and has over 19 years of investment experience.

Daniel G. Thelen

Daniel G. Thelen has co-managed the Loomis Sayles small cap value segment of IXIS U.S. Diversified Portfolio since April 2000. He also co-manages the Loomis Sayles Small Cap Value Fund. Mr. Thelen, Vice President of Loomis Sayles, joined the firm in 1996. He received an M.B.A. and a B.A. from Michigan State University. Mr. Thelen holds the designation of Chartered Financial Analyst and has over 14 years of investment experience.

Warren Koontz

Warren Koontz has co-managed the Loomis Sayles segment of the IXIS Value Fund since July 2004. He also co-manages the Loomis Sayles Value Fund. Mr. Koontz joined Loomis Sayles in 1995. He received a B.A. and an M.B.A. from Ohio State University, and holds the designation of Chartered Financial Analyst. Mr. Koontz has over 21 years of investment management experience.

James Carroll

James Carroll has co-managed the Loomis Sayles segment of the IXIS Value Fund since July 2004. He also co-manages the Loomis Sayles Value Fund. Mr. Carroll joined Loomis Sayles in 1995. He received a B.A. and an M.B.A. from Wayne State University and holds the designation of Chartered Financial Analyst. Mr. Carroll has over 31 years of investment management experience.

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38

Mercury

Thomas Burke

Thomas Burke has served as Associate Portfolio Manager for the Mercury segment of the IXIS U.S. Diversified Portfolio since July 2001. He also assists in managing several other mutual funds managed by Mercury and its advisory affiliates. Mr. Burke, Director of Mercury, joined the firm in 1993. He received a B.A. from Pace University. Mr. Burke holds the designation of Chartered Financial Analyst and has over 24 years of investment management experience.

Lawrence R. Fuller

Lawrence R. Fuller has led the management team for the Mercury segment of the IXIS U.S. Diversified Portfolio since July 2001. He also manages several other mutual funds managed by Mercury and its advisory affiliates. Mr. Fuller, Managing Director of Mercury, joined the firm in 1992. He received a B.A. from Bates College and an M.B.A. from Columbia University. Mr. Fuller has over 36 years of investment management experience.

Michael Oberdorf

Michael Oberdorf has served as Fund Analyst for the Mercury segment of the IXIS U.S. Diversified Portfolio since May 2004. Mr. Oberdorf, Assistant Vice President of Mercury, joined the firm in 2000. He received his bachelor's degree from Georgetown University and has over two years of investment industry experience.

Karen Uzzolino

Karen Uzzolino has served as Fund Analyst for the Mercury segment of the IXIS U.S. Diversified Portfolio since July 2001. She also serves as Fund Analyst for several other mutual funds managed by Mercury and its advisory affiliates. Ms. Uzzolino, Vice President of Mercury, joined the firm in 1992. She received an Associates Degree from the Stuart School of Business Administration and has over 12 years of investment management experience.

Vaughan Nelson

Mark J. Roach

Mark J. Roach has co-managed Vaughan Nelson's segment of the IXIS Value Fund since November 2002 and the Vaughan Nelson Small Cap Value Fund since March 2004. Mr. Roach, a Portfolio Manager of Vaughan Nelson, joined the firm in 2002. Prior to joining Vaughan Nelson he was a Security Analyst for USAA Investment Management Company from 2001 to 2002, and an Equity Analyst with Fifth Third Bank from 1999 to 2001. Mr. Roach received a B.A. from Baldwin Wallace College and an M.B.A from the University of Chicago. He has over 13 years of investment management experience.

Chris D. Wallis

Chris D. Wallis has co-managed Vaughan Nelson's segment of the IXIS Value Fund since February 2004 and the Vaughan Nelson Small Cap Value Fund since March 2004. Mr. Wallis, a Senior Portfolio Manager of Vaughan Nelson, joined the firm in 1999. He received a B.B.A. from Baylor University and an M.B.A. from Harvard Business School. Mr. Wallis holds the designation of Chartered Financial Analyst and has over 13 years of investment/financial analysis and accounting experience.

Scott J. Weber

Scott J. Weber has co-managed the Vaughan Nelson Small Cap Value Fund since April 2004. Mr. Weber, a Portfolio Manager of Vaughan Nelson, joined the firm in 2003. Prior to joining Vaughan Nelson he was a Vice President from 2001 to 2003 and a Senior Associate from 2000 to 2001 of RBC Capital Markets. Mr. Weber received a B.S. from the University of the South and an M.B.A. from Tulane University. He has over eight years of investment management and financial analysis experience.

Westpeak

Robert A. Franz

Robert A. Franz is a member of the portfolio team that manages the Westpeak Capital Growth Fund and Westpeak's segment of the IXIS Value Fund. Mr. Franz is Principal and Chief Investment Officer of Westpeak Global Advisors, which he co-founded in 1991. He received a B.A., cum laude from Pomona College and has over 20 years of investment management experience.

Stephen C. Platt

Stephen C. Platt is a member of the portfolio team that manages the Westpeak Capital Growth Fund and Westpeak's segment of the IXIS Value Fund. Mr. Platt, a Senior Vice President and Director of Portfolio Management, joined the firm in 1999. He received a B.S. from the University of Colorado. Mr. Platt holds the designation of Chartered Financial Analyst and has over 14 years of investment experience.

Stephen A. Komon

Stephen A. Komon is a member of the portfolio team and has primary day-to-day portfolio management responsibilities for the Westpeak Capital Growth Fund and

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                                    [GRAPHIC]



Management Team
Meet the Funds' Portfolio Managers (continued)

Westpeak's segment of the IXIS Value Fund. Mr. Komon, a Vice President of Westpeak Global Advisors, joined the firm in 2001. Prior to joining Westpeak, he was Vice President, Foreign Exchange & Commodities at J.P. Morgan & Co., Incorporated. Mr. Komon received a B.S. from the University of Virginia and an M.B.A. in Finance and Accounting from the University of Chicago Graduate School of Business. He holds the designation of Chartered Financial Analyst and has over 15 years of investment experience.

Jean-Marc Diani

Jean-Marc Diani is a member of the portfolio team that manages the Westpeak Capital Growth Fund and the Westpeak segment of the IXIS Value Fund. Dr. Diani, a Vice President of Westpeak Global Advisors, joined the firm in 2004. Prior to joining Westpeak, he was deputy head of IT and operations at IXIS Asset Management. He received a Ph.D. in Mechanical Engineering from the Ecole des Mines de Paris and a Masters of Science from the Paris VI University, graduating from the Ecole Polytechnique. Dr. Diani has over 3 years of investment experience.

Please see the SAI for information on Portfolio Manager compensation, other accounts under management by the Portfolio Managers and the Portfolio Manager ownership of securities in the Funds.

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                                    [GRAPHIC]



Fund Services
Investing in the Funds


 Choosing a Share Class

Each Fund offers Classes A, B and C shares to the public. Each class has different costs associated with buying, selling and holding Fund shares, which allows you to choose the class that best meets your needs. Which class is best for you depends upon the size of your investment and how long you intend to hold your shares. Class B shares, Class C shares and certain shareholder features may not be available to you if you hold your shares in a street name account. Your financial representative can help you decide which class of shares is most appropriate for you.
 Class A Shares

.. You pay a sales charge when you buy Fund shares. There are several ways to reduce this charge. See the section "How Sales Charges Are Calculated."

.. You pay lower annual expenses than Class B and Class C shares, giving you the potential for higher returns per share.

.. You do not pay a sales charge on orders of $1 million or more, but you may pay a charge on redemptions if you redeem these shares within one year of purchase.
 Class B Shares

.. You do not pay a sales charge when you buy Fund shares. All of your money goes to work for you right away.

.. You pay higher annual expenses than Class A shares.

.. You will pay a charge on redemptions if you sell your shares within six years of purchase, as described in the section "How Sales Charges Are Calculated."

.. Your Class B shares will automatically convert into Class A shares after eight years, which reduces your annual expenses.

.. Investors will not be permitted to purchase $100,000 or more of Class B shares as a single investment per account. There may be certain exceptions to this restriction for omnibus accounts and other nominee accounts. Investors may want to consider the lower operating expense of Class A shares in such instances. You may pay a charge on redemptions if you redeem Class A shares within one year of purchase.
 Class C Shares

.. You pay higher annual expenses than Class A shares.

.. You may pay a charge on redemptions if you sell your shares within one year of purchase.

.. Your Class C shares will not automatically convert into Class A shares. If you hold your shares for longer than eight years, you'll pay higher expenses than shareholders of other classes.

.. Investors will not be permitted to purchase $1 million or more of Class C shares as a single investment per account. There may be certain exceptions to this restriction for omnibus accounts and other nominee accounts. Investors may want to consider the lower operating expense of Class A shares in such instances. You may pay a charge on redemptions if you redeem Class A shares within one year of purchase.
 Certificates

Certificates will not be issued automatically for any class of shares. Upon written request, you may receive certificates for Class A shares only.

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Fund Services
How Sales Charges Are Calculated

 Class A Shares

The price that you pay when you buy Class A shares (the "offering price") is their net asset value plus a sales charge (sometimes called a "front-end sales charge") which varies depending upon the size of your purchase:

                        Class A Sales Charges**
                       As a % of       As a % of
  Your Investment    offering price your investment
Less than $ 50,000       5.75%           6.10%
$  50,000 - $ 99,999     4.50%           4.71%
$ 100,000 - $249,999     3.50%           3.63%
$ 250,000 - $499,999     2.50%           2.56%
$ 500,000 - $999,999     2.00%           2.04%
$1,000,000 or more*      0.00%           0.00%

Due to rounding, the actual sales charge for a particular transaction may be higher or lower than the rates listed above.

* For purchases of Class A shares of the Fund of $1 million or more, there is no front-end sales charge, but a CDSC of 1.00% may apply to redemptions of your shares within one year of the date of purchase. See the section "How the CDSC is Applied to Your Shares."
** Not imposed on shares that are purchased with reinvested dividends or other distributions.

If you invest in Class A shares through a financial intermediary, it is the responsibility of the financial intermediary to ensure that you obtain the proper "breakpoint" discount. It will be necessary at the time of purchase to inform the Distributor and the financial intermediary of the existence of other accounts in which there are holdings eligible to be aggregated to meet sales load breakpoints. You may be required to provide certain records and information, such as account statements, with respect to all of your accounts which hold shares, including accounts with other financial intermediaries and your family members' and other related party accounts, in order to verify your eligibility for a reduced sales charge. If the Distributor is not notified that you are eligible for a reduced sales charge, the Distributor will be unable to ensure that the reduction is applied to your account. Additional information concerning sales load breakpoints is available from your financial intermediary, by visiting the Funds' website at www.ixisadvisorfunds.com (click on "sales charges" at the bottom of the home page) or in the Funds' SAI.

Reducing Front-End Sales Charges

There are several ways you can lower your sales charge for Class A shares, including:
.. Letter of Intent -- By signing a Letter of Intent, you may purchase Class A shares of any IXIS Advisor Fund over a 13-month period but pay sales charges as if you had purchased all shares at once. This program can save you money if you plan to invest $50,000 or more over 13 months. Purchases of Class B and Class C shares may be used toward meeting the letter of intent.
.. Cumulative Purchase Discount -- You may be entitled to a reduced sales charge if your "total investment" reaches a breakpoint for a reduced sales charge. The total investment is determined by adding the amount of your current purchase in the Fund, including the applicable sales charge, to the current public offering price of all series and classes of shares of the IXIS Advisor Funds held by you in one or more accounts. If your total investment exceeds a sales charge breakpoint in the table above, the lower sales charge applies to the entire amount of your current purchase in the Fund.
.. Combining Accounts -- allows you to combine shares of multiple IXIS Advisor
  Funds and classes for purposes of calculating your sales charge.

   Individual Accounts: You may elect to combine your purchase(s) and your total investment, as defined above, with the purchases and total investment of your spouse, parents, children, siblings, in-laws, grandparents, grandchildren, individual fiduciary accounts, sole proprietorships, single trust estates and any other individuals acceptable to the Distributor.

   Certain Retirement Plan Accounts: The Distributor may, in its discretion, combine the purchase(s) and total investment of all qualified participants in the same retirement plan for purposes of determining the availability of a reduced sales charge.

   In most instances, individual accounts may not be linked with certain retirement plan accounts for the purposes of calculating sales charges. SIMPLE IRA contributions will automatically be linked with those of other participants in the same SIMPLE IRA Plan (Class A shares only). SIMPLE IRA accounts may not be linked with any other IXIS Advisor Fund account for rights of accumulation. Please refer to the SAI for more detailed information on combining accounts.
The above-listed ways to reduce front-end sales chares may not apply to the Money Market Fund unless shares are purchased through an exchange from another IXIS Advisor Fund.

Eliminating Front-End Sales Charges and CDSCs

Class A shares may be offered without front-end sales charges or a CDSC to the following individuals and institutions:
.. Any government entity that is prohibited from paying a sales charge or commission to purchase mutual fund shares;

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.. Selling brokers, sales representatives, registered investment advisers, financial planners or other intermediaries under arrangements with the Distributor;
.. Fund Trustees and other individuals who are affiliated with any IXIS Advisor
  Fund (including the Money Market Fund) (this also applies to any spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned);
.. Participants in certain Retirement Plans with $1 million or more in total plan assets or with at least 100 eligible employees;
.. Non-discretionary and non-retirement accounts of bank trust departments or trust companies only if they principally engage in banking or trust activities; and
.. Investments of $25,000 or more in IXIS Advisor Funds (including the Money
  Market Fund) by clients of an adviser or subadviser to any IXIS Advisor Fund (including the Money Market Fund).

Repurchasing Fund Shares

You may apply proceeds from redeeming Class A shares of the Funds (without paying a front-end sales charge) to repurchase Class A shares of any IXIS Advisor Fund. To qualify, you must reinvest some or all of the proceeds within 120 days after your redemption and notify IXIS Advisor Funds or your financial representative in writing at the time of reinvestment that you are taking advantage of this privilege. You may reinvest your proceeds either by returning the redemption check or by sending a new check for some or all of the redemption amount. Please note: for federal income tax purposes, a redemption is a sale that involves tax consequences, even if the proceeds are later reinvested. Please consult your tax adviser to discuss how a redemption would affect you.

If you repurchase Class A shares of $1 million or more within 30 days after you redeem such shares, the Distributor will rebate the amount of the CDSC charged on the redemption.

Eliminating the CDSC

As long as the Distributor is notified at the time you sell, the CDSC for Class A shares will be generally be eliminated in the following cases: (1) to make distributions from a Retirement Plan (a plan termination or total plan redemption may incur a CDSC); (2) to make payments through a systematic withdrawal plan; or (3) due to shareholder death or disability.
 Class B Shares

The offering price of Class B shares is their net asset value, without a front-end sales charge. However, there is a CDSC on shares that you sell within six years of buying them. The amount of the CDSC, if any, declines each year that you own your shares (except in the 3/rd/ and 4/th/ years, which have the same CDSC). The holding period for purposes of timing the conversion to Class A shares and determining the CDSC will continue to run after an exchange to Class B shares of another IXIS Advisor Fund (except the Money Market Fund). The CDSC equals the following percentages of the dollar amounts subject to the charge:

  Class B Contingent Deferred Sales Charges
Year Since Purchase CDSC on Shares Being Sold
       1st                    5.00%
       2nd                    4.00%
       3rd                    3.00%
       4th                    3.00%
       5th                    2.00%
       6th                    1.00%
    Thereafter                0.00%

 Class C Shares

The offering price of Class C shares is their net asset value, without a front-end sales charge. Class C shares are subject to a CDSC of 1.00% on redemptions made within one year of the date of purchase. The holding period for determining the CDSC will continue to run after an exchange to Class C shares of another IXIS Advisor Fund (except the Money Market Fund).

  Class C Contingent Deferred Sales Charges
Year Since Purchase CDSC on Shares Being Sold
       1st                    1.00%
    Thereafter                0.00%

 Eliminating the CDSC

As long as the Distributor is notified at the time you sell, the CDSC for Class B or Class C shares will be generally be eliminated in the following cases: (1) to make distributions from a Retirement Plan (a plan termination or total plan redemption may incur a CDSC); (2) to make payments through a systematic withdrawal plan; or (3) due to shareholder death or disability.

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                                    [GRAPHIC]



Fund Services
How Sales Charges Are Calculated (continued)


 How the CDSC Is Applied to Your Shares

The CDSC is a sales charge you pay when you redeem certain Fund shares. The
CDSC:
.. is calculated based on the number of shares you are selling;
.. is based on either your original purchase price or the current net asset value of the shares being sold, whichever is lower;
.. is deducted from the proceeds of the redemption, not from the amount remaining in your account; and
.. for year one applies to redemptions through the day that is one year after the date on which your purchase was accepted, and so on for subsequent years.

A CDSC will not be charged on:
.. increases in net asset value above the purchase price; or .. shares you acquired by reinvesting your dividends or capital gains distributions.

To keep your CDSC as low as possible, each time that you place a request to sell shares we will first sell any shares in your account that carry no CDSC. If there are not enough of these shares available to meet your request, we will sell the shares with the lowest CDSC.

 Exchanges into Shares of the Money Market Fund

If you exchange shares of a Fund into shares of the Money Market Fund, the holding period for purposes of determining the CDSC and conversion into Class A shares stops until you exchange back into shares of another IXIS Advisor Fund. If you choose to redeem those Money Market Fund shares, a CDSC may apply.

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Fund Services
It's Easy to Open an Account

 To Open an Account with IXIS Advisor Funds:

1.Read this Prospectus carefully. The Funds will only accept accounts from U.S.
  citizens with a U.S. address or resident aliens with a U.S. address and a U.S. taxpayer identification number.

2.Determine how much you wish to invest. The following chart shows the investment minimums for various types of accounts:

                                                                     Minimum            Minimum
Type of Account                                                  Initial Purchase Subsequent Purchase
Any account other than those listed below                             $2,500             $100
For shareholders participating in IXIS Advisor Funds' Investment
   Builder Program                                                    $1,000              $50*
For Traditional IRA, Roth IRA, Rollover IRA, SEP-IRA and Keogh
   plans using the IXIS Advisor Funds' prototype document             $1,000             $100
Coverdell Education Savings Accounts                                    $500             $100
For SIMPLE IRA** and 403(b)(7) plans using IXIS Advisor Funds'
   prototype document                                                     $0               $0

* Shareholders with accounts participating in IXIS Advisor Funds' Investment Builder Program prior to May 1, 2005 may continue to make subsequent purchases of $25 into those accounts.
** Effective January 1, 1997, the Savings Incentive Match Plan for Employees of
   Small Employers (SIMPLE) IRA became available replacing SARSEP Plans. SARSEP plans established prior to January 1, 1997 are subject to the same minimums as SIMPLE IRAs, may remain active and continue to add new employees.

The Distributor, in its sole discretion, may lower investment minimums for accounts associated with wrap-fee programs sponsored by certain broker-dealers and investment advisers and for accounts associated with certain other defined contribution plans not using the IXIS Advisor Funds' prototype document. Such wrap-fee and defined contribution accounts will be subject to the minimum balance policy, as discussed below.

3.Complete the appropriate parts of the account application, carefully following the instructions. If you have any questions, please call your financial representative or IXIS Advisor Funds at 800-225-5478. For more information on IXIS Advisor Funds' investment programs, refer to the section "Additional Investor Services" in this Prospectus.

4. Use the following sections as your guide for purchasing shares.

 Minimum Balance Policy

Each Fund, on an annual basis, may deduct a minimum balance fee of $20 for accounts that fall below the minimum amount required to establish an account, as described above. The minimum balance fee is assessed by the automatic redemption of shares in the account in an amount sufficient to pay the fee. The valuation of account balances and the deduction of the fee generally occurs during the third week in September of each calendar year, although they may occur at another date in the year. The fee will not be deducted from Fund positions opened after June 30/th/ of the calendar year in which the fee is assessed. Certain accounts, such as accounts that fall below the minimum as a result of the automatic conversion from Class B shares to Class A shares and accounts using the IXIS Advisor Funds' prototype document (including IRAs, Keogh plans, 403(b)(7) plans and Coverdell Education Savings Accounts), are excepted from the minimum balance fee.

In its discretion, each Fund may also close an account and send the account holder the proceeds if the account falls below the minimum amount required to establish an account. It is expected that accounts maintained by intermediaries through the National Securities Clearing Corporation ("NSCC") may be liquidated rather than assessed a fee, if the account balance falls below such minimum. The valuation of account balances and the liquidation itself generally occur during October of each calendar year, although they may occur at another date in the year. Any account opened after June 30/th/ of a calendar year will not be subject to the liquidation for that calendar year.

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                                    [GRAPHIC]



Fund Services
It's Easy to Open an Account (continued)

 Self-Servicing Your Account

Buying or selling shares is easy with the services described below:
                   IXIS Advisor Funds Personal Access Line(R)

                             800-225-5478, press 1

                          IXIS Advisor Funds Web Site

                           www.ixisadvisorfunds.com

You have access to your account 24 hours a day by calling the Personal Access Line(R) from a touch-tone telephone or by visiting us online. Using these customer service options, you may:
    . purchase, exchange or redeem shares in your existing accounts (certain restrictions may apply);
    . review your account balance, recent transactions, Fund prices and recent performance;
    . order duplicate account statements; and . obtain tax information.

Please see the following pages for other ways to buy, exchange or sell your shares.

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                                    [GRAPHIC]



Fund Services
Buying Shares

                                  Opening an Account                            Adding to an Account
 Through Your Investment Dealer
                     . Call your investment dealer for information about opening or adding to an account.
                       Dealers may also charge you a processing or service fee in connection with the purchase of fund shares.
 By Mail
                     . Make out a check in U.S. dollars for the    . Make out a check in U.S. dollars for the
                       investment amount, payable to "IXIS           investment amount, payable to "IXIS
 [GRAPHIC]             Advisor Funds." Third party checks and        Advisor Funds." Third party checks and
                       "starter" checks will not be accepted.        "starter" checks will not be accepted.
                     . Mail the check with your completed          . Complete the investment slip from an
                       application to IXIS Advisor Funds, P.O.       account statement or include a letter
                       Box 219579, Kansas City, MO                   specifying the Fund name, your class of
                       64121-9579.                                   shares, your account number and the
                                                                     registered account name(s).
 By Exchange (See the section "Exchanging Shares" for more details.)
                     . Obtain a current prospectus for the Fund    . Call your investment dealer or IXIS
                       into which you are exchanging by calling      Advisor Funds at 800-225-5478 or visit
 [GRAPHIC]             your investment dealer or IXIS Advisor        www.ixisadvisorfunds.com to request an
                       Funds at 800-225-5478.                        exchange.
                     . Call your investment dealer or IXIS
                       Advisor Funds or visit
                       www.ixisadvisorfunds.com to request an
                       exchange.
 By Wire
                     . Opening an account by wire is not           . Visit www.ixisadvisorfunds.com to add
                       available.                                    shares to your account by wire. Instruct
 [GRAPHIC]                                                           your bank to transfer funds to State Street
                                                                     Bank & Trust Company, ABA
                                                                     #011000028, and DDA #99011538.
                                                                   . Specify the Fund name, your class of
                                                                     shares, your account number and the
                                                                     registered account name(s). Your bank
                                                                     may charge you for such a transfer.
 Through Automated Clearing House ("ACH")
                     . Although you cannot open an account         . Call IXIS Advisor Funds at 800-225-5478
                       through ACH, you may add this feature by      or visit www.ixisadvisorfunds.com to add
 [GRAPHIC]             selecting it on your account application.     shares to your account through ACH.
                     . Ask your bank or credit union whether it is . If you have not signed up for the ACH
                       a member of the ACH system.                   system, please call IXIS Advisor Funds or
                                                                     visit www.ixisadvisorfunds.com for a
                                                                     Service Options Form. A signature
                                                                     guarantee may be required to add this
                                                                     privilege.

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                                    [GRAPHIC]



Fund Services
Buying Shares (continued)

 Automatic Investing Through Investment Builder
                     . Indicate on your application that you   . Please call IXIS Advisor Funds at 800-225-
                       would like to begin an automatic          5478 or visit www.ixisadvisorfunds.com
 [GRAPHIC]             investment plan through Investment        for a Service Options Form. A signature
                       Builder and the amount of the monthly     guarantee may be required to add this
                       investment ($50 minimum).                 privilege.
                     . Include a check marked "Void" or a      . See the section entitled "Additional
                       deposit slip from your bank account.      Investor Services."

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                                    [GRAPHIC]



Fund Services
Selling Shares

                      To Sell Some or All of Your Shares
Certain restrictions may apply. See the section "Restrictions on Buying, Selling and Exchanging Shares."

 Through Your Investment Dealer
                     . Call your investment dealer for information. Dealers may also charge you a processing or service fee in connection with the redemption of fund shares.
 By Mail
                     . Write a letter to request a redemption. Specify the name of your Fund, class of shares, account number, the exact registered account name(s), the number of shares or the dollar amount to be
 [GRAPHIC]             redeemed and the method by which you wish to receive your proceeds. Additional materials may be required. See the section "Selling Shares in Writing."
                     . The request must be signed by all of the owners of the shares and must include the capacity in which they are signing, if appropriate.
                     . Mail your request by regular mail to IXIS Advisor Funds, P.O. Box 219579, Kansas City, MO
                       64121-9579 or by registered, express or certified mail to IXIS Advisor Funds, 330 West 9th
                       Street, Kansas City, MO 64105-1514.
                     . Your proceeds (less any applicable CDSC) will be delivered by the method chosen in your letter.
                       Proceeds delivered by mail will generally be mailed to you on the business day after the request is received in good order.
 By Exchange (See the section "Exchanging Shares" for more details.)
                     . Obtain a current prospectus for the Fund into which you are exchanging by calling your investment dealer or IXIS Advisor Funds at 800-225-5478.
 [GRAPHIC]           . Call IXIS Advisor Funds or visit www.ixisadvisorfunds.com to request an exchange.


 By Wire
                     . Complete the "Bank Information" section on your account application.
                     . Call IXIS Advisor Funds at 800-225-5478 or visit www.ixisadvisorfunds.com or indicate in your
 [GRAPHIC]             redemption request letter (see above) that you wish to have your proceeds wired to your bank.
                     . Proceeds (less any applicable CDSC) will generally be wired on the next business day. A wire fee
                       (currently $5.00) will be deducted from the proceeds. Your bank may charge you a fee to receive the wire.
 Through Automated Clearing House
                     . Ask your bank or credit union whether it is a member of the ACH system.
                     . Complete the "Bank Information" section on your account application.
 [GRAPHIC]           . If you have not signed up for the ACH system on your application, please call IXIS Advisor
                       Funds at 800-225-5478 or visit www.ixisadvisorfunds.com for a Service Options Form.
                     . Call IXIS Advisor Funds or visit www.ixisadvisorfunds.com to request an ACH redemption.
                     . Proceeds (less any applicable CDSC) will generally arrive at your bank within three business days.
 By Telephone
                     . Call IXIS Advisor Funds at 800-225-5478 to choose the method you wish to use to redeem your shares. You may receive your proceeds by mail, by wire or through ACH (see above). Subject to
 [GRAPHIC]             certain restrictions. See the section "Selling Shares in Writing".


 By Systematic Withdrawal Plan (See the section "Additional Investor Services" for more details.)
                     . Call IXIS Advisor Funds at 800-225-5478 or your financial representative for more information.
                     . Because withdrawal payments may have tax consequences, you should consult your tax adviser before establishing such a plan.
 [GRAPHIC]



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                                    [GRAPHIC]



Fund Services
Selling Shares in Writing

If you wish to redeem your shares in writing, all owners of the shares must sign the redemption request in the exact names in which the shares are registered and indicate any special capacity in which they are signing. In certain situations, you will be required to make your request to sell shares in writing. In these instances, a letter of instruction signed by the authorized owner is necessary. In certain situations, we also may require a medallion signature guarantee or additional documentation.

A medallion signature guarantee protects you against fraudulent orders and is necessary if:
.. your address of record has been changed within the past 30 days;
.. you are selling more than $100,000 worth of shares and you are requesting the proceeds by check;
.. a proceeds check for any amount is either mailed to an address other than the address of record or not payable to the registered owner(s); or .. the proceeds are sent by check, wire, or in some circumstances ACH to a bank account whose owner(s) do not match the owner(s) of the fund account.

A notary public cannot provide a medallion signature guarantee. The Funds will only accept medallion signature guarantees bearing the STAMP2000 Medallion imprint. A medallion signature guarantee can be obtained from one of the following sources:
.. a financial representative or securities dealer;
.. a federal savings bank, cooperative, or other type of bank;
.. a savings and loan or other thrift institution;
.. a credit union; or
.. a securities exchange or clearing agency.

The table below shows some situations in which additional documentation may be necessary. Please call your financial representative or IXIS Advisor Funds regarding requirements for other account types.

 Seller (Account
 Type)                 Requirements for Written Requests
 Qualified            . The request must include the signatures of all those authorized to sign, including
 retirement benefit     title.
 plans (except IXIS   . Medallion signature guarantee, if applicable (see above).
 Advisor Funds        . Additional documentation and distribution forms may be required.
 prototype
 documents)
 Individual           . Additional documentation and distribution forms may be required.
 Retirement Accounts
 Individual, joint,   . The request must include the signatures of all persons authorized to sign,
 sole                   including title, if applicable.
 proprietorship,      . Medallion signature guarantee, if applicable (see above).
 UGMA/UTMA (minor     . Additional documentation may be required.
 accounts)
 Corporate or         . The request must include the signatures of all persons authorized to sign,
 association            including title.
 accounts             . Certified copy of corporate resolution or similar documents.
 Owners or trustees   . The request must include the signatures of all trustees authorized to sign,
 of trust accounts      including title.
                      . If the names of the trustees are not registered on the account, please provide a copy of the trust document certified within the past 60 days.
                      . Medallion signature guarantee, if applicable (see above).
 Joint tenancy        . The request must include the signatures of all surviving tenants of the account.
 whose co-tenants     . Certified copy of the death certificate.
 are deceased         . Medallion signature guarantee if proceeds check is issued to other than the surviving tenants.

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 Seller (Account
 Type)                Requirements for Written Requests
 Power of Attorney   . The request must include the signatures of the attorney-in-fact, indicating such
 (POA)                 title.
                     . A medallion signature guarantee.
                     . Certified copy of the POA document stating it is still in full force and effect, specifying that the grantor is alive, the exact Fund and account number, and certified within 30 days of receipt of instructions.*
 Executors of        . The request must include the signatures of all those authorized to sign,
 estates,              including capacity.
 administrators,     . A medallion signature guarantee.
 guardians,          . Certified copy of court document where signer derives authority, e.g., Letters of
 conservators          Administration, Conservatorship and Letters Testamentary.*

* Certification may be made on court documents by the court, usually certified by the clerk of the court. Power of Attorney certification may be made by a commercial bank, broker/member of a domestic stock exchange or a practicing attorney.

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                                    [GRAPHIC]



Fund Services
Exchanging Shares


In general, you may exchange shares of your Fund for shares of the same class of another Fund that offers such class of shares, without paying a sales charge or a CDSC (see the sections "Buying Shares" and "Selling Shares"). For exchanges into the Money Market Fund, the holding period for determining the CDSC and the conversion period, if applicable, will stop and will resume only when an exchange into an applicable Fund occurs. Class A shares of a Fund acquired in connection with certain deferred compensation plans offered by New England Life Insurance Company ("NELICO") and its affiliates, their directors, senior officers, agents or general agents may be exchanged, with the consent of NELICO, for Class Y shares of the same Fund or any other Fund that offers Class Y shares. The exchange must be for the minimum to open an account (or the total net asset value of your account, whichever is less), or $100 if made under the Automatic Exchange Plan (see the section "Additional Investor Services"). All exchanges are subject to the eligibility requirements of the fund into which you are exchanging and any other limits on sales of or exchanges into that fund. The exchange privilege may be exercised only in those states where shares of such funds may be legally sold. For federal income tax purposes, an exchange of fund shares for shares of another fund is generally treated as a sale on which gain or loss may be recognized. Subject to the applicable rules of the SEC, the Board of Trustees reserves the right to modify the exchange privilege at any time. Before requesting an exchange into any other fund, please read its prospectus carefully. Please refer to the SAI for more detailed information on exchanging Fund shares.
Restrictions on Buying, Selling and Exchanging Shares

Frequent purchases and redemptions of Fund shares by shareholders may present certain risks for other shareholders in a Fund. This includes the risk of diluting the value of Fund shares held by long-term shareholders, interfering with the efficient management of a Fund's portfolio, and increasing brokerage and administrative costs. Funds investing in securities that require special valuation processes (such as foreign securities, high yield securities, or small cap securities) may also have increased exposure to these risks. Each Fund discourages excessive, short-term trading that may be detrimental to the Fund and its shareholders. The Funds' Board of Trustees has adopted the following policies with respect to frequent purchases and redemptions of Fund shares.

Each Fund reserves the right to suspend or change the terms of purchasing or exchanging shares. Each Fund and the Distributor reserve the right to refuse or limit any purchase or exchange order for any reason, including if the transaction is deemed not to be in the best interests of the Fund's other shareholders or possibly disruptive to the management of the Fund.

Limits on Frequent Trading. Without limiting the right of each Fund and the Distributor to refuse any purchase or exchange order, each Fund and the Distributor may (but are not obligated to) restrict purchases and exchanges for the accounts of "market timers." With respect to exchanges, an account may be deemed to be one of a market timer if (i) more than two exchange purchases of any Fund are made for the account over a 90-day interval as determined by the Fund; or (ii) the account makes one or more exchange purchases of any Fund over a 90-day interval as determined by the Fund in an aggregate amount in excess of 1% of the Fund's total net assets. With respect to new purchases of a Fund, an account may be deemed to be one of a market timer if (i) more than twice over a 90-day interval as determined by the Fund, there is a purchase in a Fund followed by a subsequent redemption; or (ii) there are two purchases into a Fund by an account, each followed by a subsequent redemption over a 90-day interval as determined by the Fund in an aggregate amount in excess of 1% of the Fund's total net assets. The preceding are not exclusive lists of activities that each Fund and the Distributor may consider to be "market timing."

Trade Activity Monitoring. Trading activity is monitored selectively on a daily basis in an effort to detect excessive short-term trading activities. If each Fund or the Distributor believes that a shareholder or financial intermediary has engaged in market timing or other excessive, short-term trading activity, it may, in its discretion, request that the shareholder or financial intermediary stop such activities or refuse to process purchases or exchanges in the accounts. In its discretion, each Fund or the Distributor may restrict or prohibit transactions by such identified shareholders or intermediaries. In making such judgments, the Funds and the Distributor seek to act in a manner that they believe is consistent with the best interests of all shareholders. The Funds and the Distributor also reserve the right to notify financial intermediaries of your trading activity. Because the Funds and the Distributor will not always be able to detect market timing activity, investors should not assume the Funds will be able to detect or prevent all market timing or other trading practices that may disadvantage the Funds. For example, the ability of the Funds and the Distributor to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the record of a Fund's underlying beneficial owners.

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52

 Purchase Restrictions

Each Fund is required by federal regulations to obtain certain personal information from you and to use that information to verify your identity. The Funds may not be able to open your account if the requested information is not provided. Each Fund reserves the right to refuse to open an account, close an account and redeem your shares at the then current price or take other such steps that the Fund deems necessary to comply with federal regulations if your identity cannot be verified.

 Selling Restrictions

The table below describes restrictions placed on selling shares of any Fund described in this Prospectus:

               Restriction              Situation
               The Fund may suspend     . When the New York
               the right of redemption    Stock Exchange (the
               or postpone payment for    "Exchange") is closed
               more than 7 days:          (other than a
                                          weekend/holiday)
                                        . During an emergency
                                        . During any other
                                          period permitted by
                                          the SEC
               The Fund reserves the    . With a notice of a
               right to suspend           dispute between
               account services or        registered owners
               refuse transaction       . With
               requests:                  suspicion/evidence of
                                          a fraudulent act
               The Fund may pay the     . When it is detrimental
               redemption price in        for a Fund to make
               whole or in part by a      cash payments as
               distribution in kind of    determined in the sole
               readily marketable         discretion of the
               securities in lieu of      adviser or subadviser
               cash or may take up to
               7 days to pay a
               redemption request in
               order to raise capital:
               The Fund may withhold    . When redemptions are
               redemption proceeds        made within 10
               until the check or         calendar days of
               funds have cleared:        purchase by check or
                                          ACH of the shares
                                          being redeemed
If you hold certificates representing your shares, they must be sent with your request for it to be honored.

It is recommended that certificates be sent by registered mail.

Although most redemptions are made in cash, as described in the SAI, each Fund reserves the right to redeem shares in kind.

 Redemption Fees

For Class A shares of CGM Advisor Targeted Equity Fund, Harris Associates Focused Value Fund, Hansberger International Fund and Vaughan Nelson Small Cap Value Fund

Shareholders will be charged a 2% redemption fee if they redeem, including redeeming by exchange, Class A shares of these Funds within 60 days of their acquisition (including acquisition by exchange). The redemption fee is intended to offset the costs to the Funds of short-term trading, such as portfolio transaction and market impact costs associated with redemption activity and administrative costs associated with processing redemptions. The redemption fee is deducted from the shareholder's redemption or exchange proceeds and is paid to the Fund, although there may be a delay between the time the fee is deducted from such proceeds and when it is paid to the Fund.

The "first-in, first-out" (FIFO) method is used to determine the holding period of redeemed or exchange shares, which means that if you acquired shares on different days, the shares acquired first will be redeemed or exchanged first for purposes of determining whether the redemption fee applies. A new holding period begins with each purchase or exchange.

The Funds currently do not impose a redemption fee on a redemption of:
.. shares acquired by reinvestment of dividends or distributions of these Funds;
  or
.. shares held in an account of certain retirement plans or profit sharing plans or purchased through certain intermediaries; or .. shares redeemed as part of a systematic withdrawal plan.

The Funds may modify or eliminate these waivers at any time. In addition, the Funds may modify the way the redemption fee is applied, including the amount of the redemption fee and/or the length of time shares must be held before the redemption fee is no longer applied, for certain categories of investors or for shareholders investing through financial intermediaries which apply the redemption fee in a manner different from that described above.

The ability of a Fund to assess a redemption fee on transactions by underlying shareholders of omnibus and other accounts maintained by brokers, retirement plan accounts and fee-based program accounts may be limited.

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                                    [GRAPHIC]



Fund Services
How Fund Shares Are Priced

"Net asset value" is the price of one share of a Fund without a sales charge, and is calculated each business day using this formula:


Net Asset Value = Total market value of securities + Cash and other assets - Liabilities
                  -------------------------------------------------
                            Number of outstanding shares

The net asset value of Fund shares is determined according to this schedule:
.. A share's net asset value is determined at the close of regular trading on the Exchange on the days the Exchange is open for trading. This is normally 4:00 p.m. Eastern time. Generally, a Fund's shares will not be priced on the days on which the Exchange is closed for trading. However, in the adviser's discretion, a Fund's shares may be priced on a day the Exchange is closed for trading if the adviser in its discretion determines that there has been enough trading in that Fund's portfolio securities to materially affect the net asset value of the Fund's shares. This may occur, for example, if the Exchange is closed but the NASDAQ Stock Market is open for trading. In addition, a Fund's shares will not be priced on the holidays listed in the SAI. See the section "Net Asset Value and Public Offering Price" in the SAI for more details.
.. The price you pay for purchasing, redeeming or exchanging a share will be based upon the net asset value next calculated by each Fund's custodian (plus or minus applicable sales charges as described earlier in this Prospectus) after your order is received "in good order."
.. Requests received by the Distributor after the Exchange closes will be processed based upon the net asset value determined at the close of regular trading on the next day that the Exchange is open, with the exception that those orders received by your investment dealer before the close of the Exchange and received by the Distributor from the investment dealer before 5:00 p.m. Eastern time* on the same day will be based on the net asset value determined on that day.
.. A Fund significantly invested in foreign securities may have net asset value changes on days when you cannot buy or sell its shares.
* Under limited circumstances, the Distributor may enter into contractual agreements pursuant to which orders received by your investment dealer before the close of the Exchange and transmitted to the Distributor prior to 9:30 a.m. on the next business day are processed at the net asset value determined on the day the order was received by your investment dealer.
Generally, during times of substantial economic or market change, it may be difficult to place your order by phone. During these times, you may deliver your order in person to the Distributor or send your order by mail as described in the sections "Buying Shares" and "Selling Shares."

Generally, Fund securities are valued as follows:
.. Equity securities -- market price or as provided by a pricing service if market price is unavailable.
.. Debt securities (other than short-term obligations) -- based upon pricing service valuations, which determine valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.
.. Short-term obligations (remaining maturity of less than 60 days) -- amortized cost (which approximates market value).
.. Securities traded on foreign exchanges -- market price on the non-U.S.
  exchange, unless the Fund believes that an occurrence after the close of that exchange will materially affect the security's value. In that case, the security may be fair valued at the time the Fund determines its net asset value by or pursuant to procedures approved by the Board of Trustees. When fair valuing their securities, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the local market and before the time a Fund's net asset value is calculated.
.. Options -- last sale price, or if not available, last offering price.
.. Futures -- unrealized gain or loss on the contract using current settlement price. When a settlement price is not used, futures contracts will be valued at their fair value as determined by or pursuant to procedures approved by the Board of Trustees.
.. All other securities -- fair market value as determined by the adviser or subadviser of the Fund pursuant to procedures approved by the Board of Trustees.

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54

                                    [GRAPHIC]



Fund Services
How Fund Shares Are Priced (continued)


Because of fair value pricing, as described above for "Securities traded on foreign exchanges" and "All other securities," securities may not be priced on the basis of quotations from the primary market in which they are traded but rather may be priced by another method that the Board of Trustees believes is more likely to result in a price that reflects fair value (which is the amount that a Fund might reasonably expect to receive from a current sale of the security in the ordinary course of business). A Fund may also value securities at fair value or estimate their value pursuant to procedures approved by the Board of Trustees in other circumstances such as when extraordinary events occur after the close of the relevant market but prior to the close of the Exchange. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer's security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets).

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Fund Services
Dividends and Distributions

The Funds generally distribute most or all of their net investment income (other than capital gains) in the form of dividends. The following table shows when each Fund expects to distribute dividends. Each Fund expects to distribute all net realized long- and short-term capital gains annually, after applying any available capital loss carryovers. To the extent permitted by law, the Board of Trustees may adopt a different schedule as long as payments are made at least annually.

                 Dividend Payment Schedule
               Annually                     Quarterly
CGM Advisor Targeted Equity Fund       AEW Real Estate Fund
Hansberger International Fund
Harris Associates Focused Value Fund
Harris Associates Large Cap Value Fund
IXIS U.S. Diversified Portfolio
IXIS Value Fund
Vaughan Nelson Small Cap Value Fund
Westpeak Capital Growth Fund

Distributions will automatically be reinvested in shares of the same class of the distributing Fund at net asset value, unless you select one of the following alternatives:
    . Participate in the Dividend Diversification Program, which allows you to have all dividends and distributions automatically invested at net asset value in shares of the same class of another IXIS Advisor Fund registered in your name. Certain investment minimums and restrictions may apply. For more information about this program, see the section entitled "Additional Investor Services."
    . Receive distributions from dividends and interest in cash while reinvesting distributions from capital gains in additional shares of the same class of the Fund, or in the same class of another IXIS Advisor Fund.
    .  Receive all distributions in cash.

For more information or to change your distribution option, contact IXIS Advisor Funds in writing or call 800-225-5478.

If you earn more than $10 annually in taxable income from an IXIS Advisor Fund held in a non-retirement plan account, you will receive a Form 1099 to help you report the prior calendar year's distributions on your federal income tax return. This information will also be reported to the Internal Revenue Service. Be sure to keep this Form 1099 as a permanent record. A fee may be charged for any duplicate information requested.

Tax Consequences

Each Fund intends to meet all requirements under Subchapter M of the Internal Revenue Code (the "Code") necessary to qualify for treatment as a "regulated investment company" and thus does not expect to pay any federal income tax on income and capital gains distributed to shareholders.

Taxation of Distributions from the Funds. Distributions derived from net short-term capital gains, i.e., gains from investments that a Fund held one year or less, or investment income (other than exempt interest dividends) are generally taxable at ordinary income rates If you are a corporation investing in the Fund, a portion of these dividends may qualify for the dividends-received deduction provided that you meet certain holding period requirements. However, distributions by the Fund from REITs will not qualify for the corporate dividends-received deduction. In addition, distributions by the Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws generally will not be taxable. Distributions of gains from investments that a Fund owned for more than one year that are designated by a Fund as capital gain dividends will generally be taxable to a shareholder receiving such distributions as long-term capital gain, regardless of how long the shareholder has held Fund shares. For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the Fund as derived from "qualified dividend income" will be taxed in the hands of individuals at the rates applicable to long-term capital gain provided holding period and other requirements are met at both the shareholder and Fund levels.

For taxable years beginning on or before December 31, 2008, long-term capital gain rates applicable to individuals have been temporarily reduced. For more information, see the SAI under "Income Dividends, Capital Gain Distributions and Tax Status."

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56

                                    [GRAPHIC]



Fund Services
Tax Consequences (continued)


Fund distributions paid to you are taxable whether you receive them in cash or reinvest them in additional shares. Distributions are taxable to you even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the price you paid). Such distributions are likely to occur in respect of shares purchased at a time when a Fund's net asset value reflects gains that are either unrealized or realized but not distributed.

Taxation of Certain Investments. A Fund's investments in foreign securities may be subject to foreign withholding and other taxes. In that case, the Fund's yield on those securities would be decreased. We do not expect shareholders to be entitled to claim a credit or deduction with respect to foreign taxes if the Fund invests more than 50% of its assets in foreign securities. In addition, a Fund's investments in foreign securities or foreign currencies may increase or accelerate a Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions. Because the Funds invest in foreign securities, shareholders should consult their tax advisers about consequences of their investments under foreign laws.

Dividends derived from interest on securities issued by the U.S. government or its agencies or instrumentalities may be exempt from state and local income taxes. Each Fund advises shareholders of the proportion of any Fund's dividends that are derived from such interest.

A Fund's investments in certain debt obligations may cause that Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements. Income generated by investments in fixed-income securities is not eligible for treatment as qualified dividend income.

REITs attempt to minimize their corporate tax costs by distributing at least 90% of their REIT taxable income to their interest holders. If a REIT failed to distribute such a percentage of its REIT taxable income or to satisfy the other requirements of REIT status, it would be taxed as a corporation, and amounts available for distribution to its shareholders (including AEW Real Estate and Targeted Equity Funds) would be reduced by any corporate taxes payable by the REIT. Income distributions from REITs generally are not entitled to be treated as qualified dividend income.

Non-U.S. Shareholders. In general, dividends (other than capital gain dividends) paid to a shareholder that is not a "U.S. person" within the meaning of the Code (such shareholder, a "foreign person") are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). However, under the American Jobs Creation Act of 2004 (the "2004 Act"), effective for taxable years of the Funds beginning after December 31, 2004 and before January 1, 2008, a Fund generally will not be required to withhold any amounts with respect to distributions of (i) U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, and (ii) net short-term capital gains in excess of net long-term capital losses, in each case to the extent such distributions are properly designated by a Fund. This provision will first apply to a Fund in its taxable year beginning on January 1, 2005 (February 1, 2005 for AEW Real Estate
Fund).

The 2004 Act modifies the tax treatment of distributions from the Fund that are paid to a foreign person and are attributable to gain from "U.S. real property interests" ("USRPIs"), which the Code defines to include direct holdings of U.S. real property and interests (other than solely as a creditor) in "U.S. real property holding corporations" such as REITs. Under the 2004 Act, which is generally effective for taxable years of RICs beginning after December 31, 2004, and which applies to dividends paid or deemed paid on or before December 31, 2007, distributions to foreign persons attributable to gains from the sale or exchange of USRPIs will give rise to an obligation for those foreign persons to file a U.S. tax return and pay tax, and may well be subject to withholding under future regulations.

Sales or Exchanges of Fund Shares. The redemption, sale or exchange of Fund shares (including an exchange of Fund shares for shares of another IXIS Advisor Fund or Money Market Fund) is a taxable event and may result in the recognition of a gain or loss. Gain or loss, if any, recognized on the redemption, sale, exchange or other disposition of Fund shares will be taxed as a long-term capital gain or loss if the shares are capital assets in the shareholder's hands and if the shareholder held the shares for more than one year.

Backup Withholding. Each Fund is also required in certain circumstances to apply backup withholding on taxable dividends, redemption proceeds and certain other payments that are paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the U.S.) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. The backup withholding tax rate is 28% for amounts paid through 2010 and will be 31% for amounts paid after December 31, 2010. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States.

You should consult your tax adviser for more information on your own situation, including possible foreign, state or local taxes.

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Fund Services
Compensation to Securities Dealers


As part of their business strategies, the Funds pay securities dealers that sell their shares. This compensation originates from two sources: sales charges (front-end or deferred) and 12b-1 fees (comprising the annual service and/or distribution fees paid under a plan adopted pursuant to Rule 12b-1 under the 1940 Act). The sales charges are detailed in the section "How Sales Charges Are Calculated." Each class of Fund shares pays an annual service fee of 0.25% of its average daily net assets. In addition to a service fee, each Fund's Class B shares pay an annual distribution fee of 0.75% of their average daily net assets for 8 years (at which time they automatically convert into Class A shares). Class C shares are subject to an annual distribution fee of 0.75% of their average daily net assets. Generally, the 12b-1 fees are paid to securities dealers on a quarterly basis. The Distributor retains the first year of such fees for Class B and Class C shares. Some or all of such fees may also be paid to financial institutions that finance the payment of commissions or similar charges on Class B shares. Because these distribution fees are paid out of the Funds' assets on an ongoing basis, over time these fees for Class B and Class C shares will increase the cost of your investment and may cost you more than paying the front-end sales charge on Class A shares.

The Distributor and its affiliates may, out of their own resources, make payments in addition to the payments described above to dealers which satisfy certain criteria established from time to time by the Distributor. Payments may vary based on net sales, the length of time assets of a dealer's clients have remained invested in the Funds, and other factors. See the SAI for more details.

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Fund Services
Additional Investor Services

Retirement Plans
IXIS Advisor Funds offer a range of retirement plans, including Coverdell Education Savings Accounts, IRAs, SEPs, SARSEPs*, SIMPLE IRAs, 403(b) plans and other pension and profit sharing plans. Refer to the section entitled "It's Easy to Open an Account" for investment minimums. For more information about our Retirement Plans, call us at 800-225-5478.

Investment Builder Program
This is IXIS Advisor Funds' automatic investment plan. You may authorize automatic monthly transfers of $50 or more from your bank checking or savings account to purchase shares of one or more IXIS Advisor Funds. To join the Investment Builder Program, please refer to the section "Buying Shares."

Dividend Diversification Program
This program allows you to have all dividends and any other distributions automatically invested in shares of the same class of another IXIS Advisor Fund or Money Market Fund, subject to the eligibility requirements of that other fund and to state securities law requirements. Shares will be purchased at the selected Fund's net asset value without a front-end sales charge or CDSC on the dividend record date. Before establishing a Dividend Diversification Program into any other IXIS Advisor Fund or Money Market Fund, please read its prospectus carefully.

Automatic Exchange Plan
IXIS Advisor Funds have an automatic exchange plan under which shares of a class of an IXIS Advisor Fund are automatically exchanged each month for shares of the same class of another IXIS Advisor Fund or Money Market Fund. There is no fee for exchanges made under this plan, but there may be a sales charge in certain circumstances. Please see the section "Exchanging Shares" above and refer to the SAI for more information on the Automatic Exchange Plan.

Systematic Withdrawal Plan
This plan allows you to redeem shares and receive payments from your Fund on a regular schedule. Redemption of shares that are part of the Systematic Withdrawal Plan is not subject to a CDSC. However, the amount or percentage you specify in the plan may not exceed, on an annualized basis, 10% of the value of your Fund account based upon the value of your Fund account on the day you establish your plan. For information on establishing a Systematic Withdrawal Plan, please refer to the section "Selling Shares."

IXIS Advisor Funds Personal Access Line(R)
This automated customer service system allows you to have access to your account 24 hours a day by calling 800-225-5478, and pressing 1. With a touch-tone telephone, you can obtain information about your current account balance, recent transactions, Fund prices and recent performance. You may also use Personal Access Line(R) to purchase, exchange or redeem shares in any of your existing accounts. Certain restrictions may apply.

IXIS Advisor Funds Web Site
Visit us at www.ixisadvisorfunds.com to review your account balance and recent transactions, to view daily prices and performance information or to order duplicate account statements and tax information. You may also go online to purchase, exchange or redeem shares in your existing accounts. Certain restrictions may apply.

*Effective January 1, 1997, the Savings Incentive Match Plan for Employees of
 Small Employers (SIMPLE) IRA became available, replacing SARSEP plans. SARSEP plans established prior to January 1, 1997, may remain active and continue to add new employees.

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                                    [GRAPHIC]



Financial Performance

The financial highlights table is intended to help you understand each Fund's financial performance for the last five years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the return that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with each Fund's financial statements, is included in each Fund's annual report to shareholders. The annual report is incorporated by reference into the SAI, both of which are available free of charge upon request from the Distributor.

For a share outstanding throughout each period.

                       Income (loss) from investment operations:            Less distributions:
                       ----------------------------------------  -----------------------------------------

             Net asset
              value,      Net        Net realized                  Dividends    Distributions
             beginning investment   and unrealized   Total from       from        from net
                of       income     gain (loss) on   investment  net investment   realized        Total     Redemption
              period   (loss)(b)     investments     operations      income     capital gains distributions    fee
             --------- ----------   --------------   ----------  -------------- ------------- ------------- ----------

AEW REAL ESTATE FUND
Class A
1/31/2005     $15.13     $ 0.34         $ 2.35         $ 2.69        $(0.35)       $(0.64)       $(0.99)      $  --
1/31/2004      11.00       0.36           4.49           4.85         (0.48)        (0.24)        (0.72)         --
1/31/2003      11.37       0.40          (0.22)          0.18         (0.39)        (0.16)        (0.55)         --
1/31/2002      10.49       0.55           0.82           1.37         (0.38)        (0.11)        (0.49)         --
1/31/2001(e)   10.58       0.02          (0.11)(i)      (0.09)           --            --            --          --
Class B
1/31/2005      15.10       0.22           2.38           2.60         (0.24)        (0.64)        (0.88)         --
1/31/2004      11.00       0.26           4.46           4.72         (0.38)        (0.24)        (0.62)         --
1/31/2003      11.39       0.32          (0.24)          0.08         (0.31)        (0.16)        (0.47)         --
1/31/2002      10.49       0.50           0.78           1.28         (0.27)        (0.11)        (0.38)         --
1/31/2001(e)   10.58       0.02          (0.11)(i)      (0.09)           --            --            --          --
Class C
1/31/2005      15.15       0.22           2.35           2.57         (0.24)        (0.64)        (0.88)         --
1/31/2004      11.01       0.26           4.50           4.76         (0.38)        (0.24)        (0.62)         --
1/31/2003      11.40       0.32          (0.24)          0.08         (0.31)        (0.16)        (0.47)         --
1/31/2002      10.49       0.50           0.79           1.29         (0.27)        (0.11)        (0.38)         --
1/31/2001(e)   10.58       0.02          (0.11)(i)      (0.09)           --            --            --          --

CGM ADVISOR TARGETED EQUITY FUND
Class A
12/31/2004    $ 7.94     $ 0.01         $ 1.10         $ 1.11        $   --        $   --        $   --       $0.00(c)
12/31/2003      5.56      (0.03)          2.41           2.38            --            --            --          --
12/31/2002      7.81      (0.06)         (2.19)         (2.25)           --            --            --          --
12/31/2001      9.36      (0.03)         (1.49)         (1.52)        (0.03)           --         (0.03)         --
12/31/2000     11.00       0.09          (0.60)         (0.51)        (0.06)        (1.07)        (1.13)         --
Class B
12/31/2004      7.47      (0.04)          1.02           0.98            --            --            --        0.00(c)
12/31/2003      5.28      (0.07)          2.26           2.19            --            --            --          --
12/31/2002      7.47      (0.11)         (2.08)         (2.19)           --            --            --          --
12/31/2001      9.02      (0.09)         (1.43)         (1.52)        (0.03)           --         (0.03)         --
12/31/2000     10.67       0.01          (0.58)         (0.57)        (0.01)        (1.07)        (1.08)         --
Class C
12/31/2004      7.47      (0.04)          1.02           0.98            --            --            --        0.00(c)
12/31/2003      5.27      (0.07)          2.27           2.20            --            --            --          --
12/31/2002      7.47      (0.11)         (2.09)         (2.20)           --            --            --          --
12/31/2001      9.02      (0.09)         (1.43)         (1.52)        (0.03)           --         (0.03)         --
12/31/2000     10.67       0.01          (0.58)         (0.57)        (0.01)        (1.07)        (1.08)         --

(a)A sales charge for Class A shares and Class C (prior to February 1, 2004) shares, and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year are not annualized.
(b)Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(c)Amount rounds to less than $0.01 per share.
(d)Represents total expenses prior to advisory fee waiver and/or reimbursement of a portion of the Fund's expenses. Previously, expenses in this table were presented net of such waivers and/or reimbursements.
(e)For the period December 29, 2000 (commencement of operations) through January 31, 2001.
(f)Had certain expenses not been reduced during the period, total returns would have been lower.
(g)Computed on an annualized basis for periods less than one year.
(h)The investment advisor waived a portion of its advisory fee during the period. Without this waiver, expense ratios would have been higher.
(i)The amount shown for a share outstanding does not correspond with the aggregate net gain/(loss) on investments for the period due to the timing of purchases and redemptions of Fund shares in relation to fluctuating values of the investments of the Fund.

--------------------------------------------------------------------------------
60

                                      Ratios to average net assets:
                                 --------------------------------------

Net asset            Net assets,           Expenses after
  value,    Total      end of              reimbursement/ Net investment Portfolio
  end of    return   the period  Expenses      waiver         income     turnover
the period  (%)(a)     (000's)   (%)(d)(g)     (%)(g)     (loss) (%)(g)  rate (%)
---------- ------    ----------- --------- -------------- -------------- ---------

  $16.83    17.8(f)  $   58,965     1.71        1.50(h)        2.11          20
   15.13    45.0(f)      39,846     2.00        1.50(h)        2.73          18
   11.00     1.3(f)      13,307     2.43        1.50(h)        3.47          35
   11.37    13.2(f)       5,522     5.66        1.50(h)        4.92          36
   10.49    (0.9)(f)        820    42.99        1.50(h)        2.30          12
   16.82    17.1(f)      14,131     2.46        2.25(h)        1.36          20
   15.10    43.7(f)      12,129     2.75        2.25(h)        1.98          18
   11.00     0.5(f)       8,401     3.18        2.25(h)        2.72          35
   11.39    12.3(f)       3,718     6.41        2.25(h)        4.43          36
   10.49    (0.9)(f)         87    43.74        2.25(h)        2.14          12
   16.84    16.9(f)      14,388     2.46        2.25(h)        1.36          20
   15.15    43.9(f)      11,410     2.75        2.25(h)        1.98          18
   11.01     0.5(f)       3,288     3.18        2.25(h)        2.72          35
   11.40    12.4(f)       1,061     6.41        2.25(h)        4.52          36
   10.49    (0.9)(f)         44    43.74        2.25(h)        1.79          12

  $ 9.05    14.0     $  689,967     1.42         N/A           0.16         265
    7.94    42.8        724,214     1.57         N/A          (0.40)        261
    5.56   (28.8)       602,989     1.47         N/A          (0.86)        223
    7.81   (16.2)     1,012,161     1.38         N/A          (0.39)        243
    9.36    (4.6)     1,413,685     1.18         N/A           0.83         266
    8.45    13.1         57,527     2.17         N/A          (0.58)        265
    7.47    41.5         56,880     2.32         N/A          (1.14)        261
    5.28   (29.3)        45,633     2.23         N/A          (1.62)        223
    7.47   (16.8)        78,744     2.13         N/A          (1.14)        243
    9.02    (5.2)       107,594     1.93         N/A           0.08         266
    8.45    13.1          3,214     2.17         N/A          (0.58)        265
    7.47    41.8          2,647     2.32         N/A          (1.14)        261
    5.27   (29.5)         2,187     2.23         N/A          (1.62)        223
    7.47   (16.8)         4,162     2.13         N/A          (1.14)        243
    9.02    (5.2)         5,830     1.93         N/A           0.08         266

--------------------------------------------------------------------------------
                                                                             61

                                    [GRAPHIC]



Financial Performance

For a share outstanding throughout each period.

                        Income (loss) from investment operations:                   Less distributions:
                        ----------------------------------------  ----------------------------------------------------

              Net asset
               value,      Net        Net realized                  Dividends    Distributions
              beginning investment   and unrealized   Total from       from        from net
                 of       income     gain (loss) on   investment  net investment   realized        Total      Redemption
               period   (loss)(b)     investments     operations      income     capital gains distributions     fee
              --------- ----------   --------------   ----------  -------------- ------------- ------------- ----------

HANSBERGER INTERNATIONAL FUND
Class A
12/31/2004       $15.07    $ 0.02         $ 2.03         $ 2.05         $  --          $  --         $  --       $0.00(e)
12/31/2003        10.84     (0.04)          4.27           4.23            --             --            --          --
12/31/2002        13.02     (0.05)         (2.08)         (2.13)        (0.05)            --         (0.05)         --
12/31/2001        14.42      0.13          (1.42)         (1.29)        (0.03)         (0.08)        (0.11)         --
12/31/2000        19.90     (0.02)         (2.43)         (2.45)           --          (3.03)        (3.03)         --
Class B
12/31/2004        14.06     (0.09)          1.88           1.79            --             --            --        0.00(e)
12/31/2003        10.19     (0.12)          3.99           3.87            --             --            --          --
12/31/2002        12.32     (0.14)         (1.94)         (2.08)        (0.05)            --         (0.05)         --
12/31/2001        13.74      0.03          (1.36)         (1.33)        (0.01)         (0.08)        (0.09)         --
12/31/2000        19.26     (0.16)         (2.33)         (2.49)           --          (3.03)        (3.03)         --
Class C
12/31/2004        14.06     (0.09)          1.89           1.80            --             --            --        0.00(e)
12/31/2003        10.19     (0.12)          3.99           3.87            --             --            --          --
12/31/2002        12.33     (0.14)         (1.95)         (2.09)        (0.05)            --         (0.05)         --
12/31/2001        13.75      0.03          (1.36)         (1.33)        (0.01)         (0.08)        (0.09)         --
12/31/2000        19.27     (0.16)         (2.33)         (2.49)           --          (3.03)        (3.03)         --

HARRIS ASSOCIATES FOCUSED VALUE FUND
Class A
12/31/2004       $11.79    $(0.02)        $ 1.29         $ 1.27          $ --           $ --          $ --       $0.00(e)
12/31/2003         9.24     (0.03)          2.58           2.55            --             --            --          --
12/31/2002        10.96     (0.03)         (1.69)         (1.72)           --             --            --          --
12/31/2001(f)     10.00     (0.01)          0.97           0.96            --             --            --          --
Class B
12/31/2004        11.55     (0.11)          1.25           1.14            --             --            --        0.00(e)
12/31/2003         9.12     (0.10)          2.53           2.43            --             --            --          --
12/31/2002        10.90     (0.11)         (1.67)         (1.78)           --             --            --          --
12/31/2001(f)     10.00     (0.07)          0.97           0.90            --             --            --          --
Class C
12/31/2004        11.55     (0.11)          1.25           1.14            --             --            --        0.00(e)
12/31/2003         9.12     (0.10)          2.53           2.43            --             --            --          --
12/31/2002        10.90     (0.11)         (1.67)         (1.78)           --             --            --          --
12/31/2001(f)     10.00     (0.07)          0.97           0.90            --             --            --          --

(a)A sales charge for Class A shares and Class C (prior to February 1, 2004) shares, and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year are not annualized.
(b)Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(c)Had certain expenses not been reduced during the period total return would have been lower.
(d)The investment adviser waived a portion of its advisory fee and/or reimbursed a portion of the Fund's expenses during the period. Without this waiver/reimbursement, expense ratios would have been higher.
(e)Amount rounds to less than a $0.01 per share.

--------------------------------------------------------------------------------
62

                                            Ratios to average net assets:
                                       --------------------------------------

Net asset                  Net assets,           Expenses after
  value,        Total        end of              reimbursement/ Net investment Portfolio
  end of        return     the period  Expenses      waiver         income     turnover
the period      (%)(a)       (000's)   (%)(g)(h)     (%)(g)     (loss) (%)(g)  rate (%)
----------   ---------     ----------- --------- -------------- -------------- ---------

   $17.12         13.6(c)    $ 73,707       1.92        1.91(d)        0.14           81
    15.07         39.0(c)      59,762       2.32        2.30(d)       (0.34)          92
    10.84        (16.4)        50,053       2.19         N/A          (0.45)          91
    13.02         (9.0)        71,536       2.12         N/A           0.98          110
    14.42        (12.2)       102,507       2.01         N/A          (0.13)         175
    15.85         12.7(c)      45,213       2.67        2.66(d)       (0.60)          81
    14.06         38.0(c)      60,296       3.07        3.05(d)       (1.09)          92
    10.19        (17.0)        53,306       2.94         N/A          (1.20)          91
    12.32         (9.7)        82,861       2.87         N/A           0.23          110
    13.74        (12.8)       114,450       2.76         N/A          (0.88)         175
    15.86         12.8(c)      17,046       2.67        2.66(d)       (0.63)          81
    14.06         38.0(c)      12,557       3.07        3.05(d)       (1.09)          92
    10.19        (17.0)        11,013       2.94         N/A          (1.20)          91
    12.33         (9.7)        16,493       2.87         N/A           0.23          110
    13.75        (12.8)        23,949       2.76         N/A          (0.88)         175

   $13.06         10.8       $108,042       1.70         N/A          (0.15)          26
    11.79         27.6(c)      95,957       1.84        1.70(d)       (0.28)          30
     9.24        (15.7)(c)     68,660       1.79        1.70(d)       (0.35)          12
    10.96          9.6(c)      45,987       2.08        1.70(d)       (0.08)          10
    12.69          9.9        110,275       2.45         N/A          (0.90)          26
    11.55         26.6(c)     107,017       2.59        2.45(d)       (1.03)          30
     9.12        (16.3)(c)     85,794       2.54        2.45(d)       (1.10)          12
    10.90          9.0(c)      62,671       2.83        2.45(d)       (0.83)          10
    12.69          9.9        144,780       2.45         N/A          (0.90)          26
    11.55         26.6(c)     124,427       2.59        2.45(d)       (1.03)          30
     9.12        (16.3)(c)     86,269       2.54        2.45(d)       (1.10)          12
    10.90          9.0(c)      34,406       2.83        2.45(d)       (0.86)          10

(f)For the period March 15, 2001, (inception) through December 31, 2001.
(g)Computed on an annualized basis for periods less than one year.
(h)Represents total expenses prior to advisory fee waiver and/or reimbursement of a portion of the Fund's expenses. Previously, expenses in this table were presented net of such waivers and/or reimbursements.

--------------------------------------------------------------------------------
                                                                             63

                                    [GRAPHIC]




Financial Performance

For a share outstanding throughout each period.

                                       Income (loss) from investment operations:     Less distributions:
                                       ----------------------------------------  --------------------------
                    Net asset             Net        Net realized                Distributions
                      value,           investment   and unrealized   Total from    from net
                   beginning of          income     gain (loss) on   investment    realized        Total
                      period           (loss) (b)    investments     operations  capital gains distributions
                   ------------        ----------   --------------   ----------  ------------- -------------

HARRIS ASSOCIATES LARGE CAP VALUE FUND
Class A
12/31/2004            $12.25             $ 0.04         $ 1.08         $ 1.12       $   --        $   --
12/31/2003              9.42               0.01           2.82           2.83           --            --
12/31/2002             11.78               0.01          (2.37)         (2.36)          --            --
12/31/2001             13.79              (0.01)         (2.00)         (2.01)          --            --
12/31/2000             15.33               0.01          (1.09)         (1.08)       (0.46)        (0.46)
Class B
12/31/2004             11.64              (0.05)          1.03           0.98           --            --
12/31/2003              9.02              (0.07)          2.69           2.62           --            --
12/31/2002             11.37              (0.07)         (2.28)         (2.35)          --            --
12/31/2001             13.40              (0.10)         (1.93)         (2.03)          --            --
12/31/2000             15.03              (0.10)         (1.07)         (1.17)       (0.46)        (0.46)
Class C
12/31/2004             11.63              (0.05)          1.02           0.97           --            --
12/31/2003              9.01              (0.07)          2.69           2.62           --            --
12/31/2002             11.36              (0.07)         (2.28)         (2.35)          --            --
12/31/2001             13.38              (0.10)         (1.92)         (2.02)          --            --
12/31/2000             15.01              (0.10)         (1.07)         (1.17)       (0.46)        (0.46)

IXIS U.S. DIVERSIFIED PORTFOLIO
Class A
12/31/2004            $16.61             $(0.12)        $ 2.26         $ 2.14       $   --        $   --
12/31/2003             12.43              (0.13)          4.31           4.18           --            --
12/31/2002             15.90              (0.11)         (3.36)         (3.47)          --            --
12/31/2001             17.55              (0.05)         (1.59)         (1.64)       (0.01)        (0.01)
12/31/2000             24.50              (0.06)         (3.87)         (3.93)       (3.02)        (3.02)
Class B
12/31/2004             15.06              (0.23)          2.04           1.81           --            --
12/31/2003             11.35              (0.22)          3.93           3.71           --            --
12/31/2002             14.64              (0.20)         (3.09)         (3.29)          --            --
12/31/2001             16.29              (0.16)         (1.48)         (1.64)       (0.01)        (0.01)
12/31/2000             23.14              (0.22)         (3.61)         (3.83)       (3.02)        (3.02)
Class C
12/31/2004             15.08              (0.23)          2.04           1.81           --            --
12/31/2003             11.37              (0.22)          3.93           3.71           --            --
12/31/2002             14.66              (0.20)         (3.09)         (3.29)          --            --
12/31/2001             16.30              (0.16)         (1.47)         (1.63)       (0.01)        (0.01)
12/31/2000             23.16              (0.22)         (3.62)         (3.84)       (3.02)        (3.02)

(a)A sales charge for Class A shares and Class C (prior to February 1, 2004) shares, and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year are not annualized.
(b)Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(c)The investment adviser waived a portion of its advisory fee and/or reimbursed a portion of the Fund's expenses during the period. Without this waiver/reimbursement, expense ratios would have been higher.
(d)Had certain expenses not been reduced during the period, total return would have been lower.
(e)Portfolio turnover excludes the impact of assets as a result of a merger with another Fund.
(f)Represents total expenses prior to advisory fee waiver and/or reimbursement of a portion of the Fund's expenses. Previously expenses in this table were presented net of such waivers and/or reimbursements.

--------------------------------------------------------------------------------
64

                                           Ratios to average net assets:
                                      --------------------------------------
Net asset                 Net assets,           Expenses after
  value,        Total       end of              reimbursement/ Net investment  Portfolio
  end of        return    the period  Expenses      waiver         income      turnover
the period      (%)(a)      (000's)    (%)(f)        (%)         (loss) (%)    rate (%)
----------   ---------    ----------- --------- -------------- -------------- ---------

   $13.37          9.1(d)   $222,434       1.49        1.30(c)        0.30           27
    12.25         30.0(d)    215,259       1.62        1.45(c)        0.07           30(e)
     9.42        (20.0)      130,751       1.56         N/A           0.07          195
    11.78        (14.6)      211,138       1.46         N/A          (0.05)         154
    13.79         (7.3)      290,714       1.31         N/A           0.04          139
    12.62          8.4(d)     79,949       2.24        2.05(c)       (0.46)          27
    11.64         29.1(d)     91,085       2.37        2.20(c)       (0.69)          30(e)
     9.02        (20.7)       71,436       2.31         N/A          (0.68)         195
    11.37        (15.1)      120,361       2.21         N/A          (0.80)         154
    13.40         (8.1)      165,767       2.06         N/A          (0.71)         139
    12.60          8.3(d)     26,392       2.24        2.05(c)       (0.42)          27
    11.63         29.1(d)     15,553       2.37        2.20(c)       (0.69)          30(e)
     9.01        (20.7)        6,440       2.31         N/A          (0.68)         195
    11.36        (15.1)       10,553       2.21         N/A          (0.80)         154
    13.38         (8.1)       19,373       2.06         N/A          (0.71)         139

   $18.75         12.9      $392,726       1.87         N/A          (0.71)         104
    16.61         33.6       354,755       1.99         N/A          (0.94)         102
    12.43        (21.8)      269,180       1.89         N/A          (0.75)          95
    15.90         (9.4)      389,405       1.83         N/A          (0.31)         183
    17.55        (17.0)      525,479       1.62         N/A          (0.25)         524
    16.87         12.0       223,349       2.62         N/A          (1.50)         104
    15.06         32.7       272,533       2.74         N/A          (1.69)         102
    11.35        (22.5)      282,361       2.64         N/A          (1.50)          95
    14.64        (10.1)      491,614       2.58         N/A          (1.06)         183
    16.29        (17.6)      649,107       2.37         N/A          (1.00)         524
    16.89         12.0        58,883       2.62         N/A          (1.48)         104
    15.08         32.6        60,783       2.74         N/A          (1.69)         102
    11.37        (22.4)       54,291       2.64         N/A          (1.50)          95
    14.66        (10.0)       87,245       2.58         N/A          (1.06)         183
    16.30        (17.6)      118,921       2.37         N/A          (1.00)         524

--------------------------------------------------------------------------------
                                                                             65

                                    [GRAPHIC]



Financial Performance

For a share outstanding throughout each period

                         Income (loss) from investment operations:                  Less distributions:
                         ---------------------------------------   --------------------------------------------------
             Net asset       Net          Net realized               Dividends    Distributions
               value,     investment     and unrealized Total from      from        from net
            beginning of    income       gain (loss) on investment net investment   realized        Total     Redemption
               period       (loss)        investments   operations     income     capital gains distributions    Fee
            ------------ ----------      -------------- ---------- -------------- ------------- ------------- ----------

IXIS VALUE
 FUND
Class A
12/31/2004     $ 8.16      $ 0.00(b)(c)      $ 0.93       $ 0.93       $  --         $(0.17)       $(0.17)      $  --
12/31/2003       6.20       (0.01)(b)          1.97         1.96          --             --            --          --
12/31/2002       7.70       (0.01)(b)         (1.49)       (1.50)         --             --            --          --
12/31/2001       7.60       (0.02)(b)          0.12         0.10          --             --            --          --
12/31/2000       7.45        0.01              0.14         0.15        0.00(c)          --          0.00(c)       --
Class B
12/31/2004       7.57       (0.06)(b)          0.87         0.81          --          (0.17)        (0.17)         --
12/31/2003       5.80       (0.06)(b)          1.83         1.77          --             --            --          --
12/31/2002       7.26       (0.06)(b)         (1.40)       (1.46)         --             --            --          --
12/31/2001       7.22       (0.07)(b)          0.11         0.04          --             --            --          --
12/31/2000       7.13       (0.04)             0.13         0.09        0.00(c)          --          0.00(c)       --
Class C
12/31/2004       7.57       (0.05)(b)          0.86         0.81          --          (0.17)        (0.17)         --
12/31/2003       5.80       (0.06)(b)          1.83         1.77          --             --            --          --
12/31/2002       7.26       (0.06)(b)         (1.40)       (1.46)         --             --            --          --
12/31/2001       7.22       (0.07)(b)          0.11         0.04          --             --            --          --
12/31/2000       7.14       (0.05)             0.13         0.08        0.00(c)          --          0.00(c)       --

VAUGHAN NELSON SMALL CAP
 VALUE FUND
Class A
12/31/2004     $13.94      $(0.13)(b)        $ 2.26       $ 2.13       $  --         $   --        $   --       $0.00(c)
12/31/2003      10.05       (0.19)(b)          4.08         3.89          --             --            --          --
12/31/2002      14.52       (0.21)(b)         (4.26)       (4.47)         --             --            --          --
12/31/2001      16.51       (0.21)(b)         (1.78)       (1.99)         --             --            --          --
12/31/2000      23.42       (0.28)            (2.30)       (2.58)         --          (4.33)        (4.33)         --
Class B
12/31/2004      13.08       (0.22)(b)          2.11         1.89          --             --            --        0.00(c)
12/31/2003       9.51       (0.26)(b)          3.83         3.57          --             --            --          --
12/31/2002      13.84       (0.28)(b)         (4.05)       (4.33)         --             --            --          --
12/31/2001      15.86       (0.30)(b)         (1.72)       (2.02)         --             --            --          --
12/31/2000      22.85       (0.44)            (2.22)       (2.66)         --          (4.33)        (4.33)         --
Class C
12/31/2004      13.09       (0.22)(b)          2.11         1.89          --             --            --        0.00(c)
12/31/2003       9.51       (0.26)(b)          3.84         3.58          --             --            --          --
12/31/2002      13.84       (0.28)(b)         (4.05)       (4.33)         --             --            --          --
12/31/2001      15.86       (0.30)(b)         (1.72)       (2.02)         --             --            --          --
12/31/2000      22.85       (0.44)            (2.22)       (2.66)         --          (4.33)        (4.33)         --

(a)A sales charge for Class A shares and Class C (prior to February 1, 2004) shares, and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year are not annualized.
(b)Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(c)Amount rounds to less than $0.01 per share.
(d)Represents total expenses prior to advisory fee waiver and/or reimbursement of a portion of the Fund's expenses. Previously, expenses in this table were presented net of such waivers and/or reimbursements.

--------------------------------------------------------------------------------
66

                                      Ratios to average net assets:
                                      ---------------------------
        Net asset         Net assets,
          value,   Total    end of                 Net investment   Portfolio
          end of   return the period  Expenses         income       turnover
        the period (%)(a)   (000's)     (%)          (loss)(%)       rate(%)
        ---------- ------ ----------- --------     --------------   ---------

           $8.92    11.4   $105,359     1.66            0.03            56
            8.16    31.6    110,228     1.81           (0.15)           75
            6.20   (19.5)    99,894     1.68           (0.21)           67
            7.70     1.3    137,855     1.64           (0.28)           77
            7.60     2.0    154,179     1.62            0.10           129
            8.21    10.7     27,804     2.41           (0.72)           56
            7.57    30.5     30,029     2.56           (0.90)           75
            5.80   (20.1)    27,808     2.43           (0.96)           67
            7.26     0.6     44,325     2.39           (1.03)           77
            7.22     1.3     45,364     2.37           (0.65)          129
            8.21    10.7      3,079     2.41           (0.70)           56
            7.57    30.5      2,134     2.56           (0.90)           75
            5.80   (20.1)     2,047     2.43           (0.96)           67
            7.26     0.6      2,833     2.39           (1.03)           77
            7.22     1.1      2,496     2.40           (0.68)          129

          $16.07    15.3   $ 45,138     2.01(d)        (0.89)          172
           13.94    38.7     45,442     2.33(d)        (1.69)          156
           10.05   (30.8)    38,441     2.13(d)        (1.72)          160
           14.52   (12.1)    69,873     2.08(d)        (1.43)          174
           16.51   (12.2)    89,714     1.88(d)        (1.19)          216
           14.97    14.5     54,652     2.76(d)        (1.65)          172
           13.08    37.5     55,662     3.08(d)        (2.44)          156
            9.51   (31.3)    46,215     2.88(d)        (2.47)          160
           13.84   (12.7)    82,060     2.83(d)        (2.18)          174
           15.86   (12.9)   107,083     2.63(d)        (1.94)          216
           14.98    14.4     13,549     2.76(d)        (1.63)          172
           13.09    37.6     12,042     3.08(d)        (2.44)          156
            9.51   (31.3)    10,930     2.88(d)        (2.47)          160
           13.84   (12.7)    22,047     2.83(d)        (2.18)          174
           15.86   (12.9)    28,090     2.63(d)        (1.94)          216

--------------------------------------------------------------------------------
                                                                             67

                                    [GRAPHIC]



Financial Performance

For a share outstanding throughout each period.

                                       Income (loss) from investment operations:     Less distributions:
                                       ---------------------------------------   --------------------------

                             Net asset
                              value,      Net         Net realized               Distributions
                             beginning investment    and unrealized  Total from    from net
                                of       income      gain (loss) on  investment    realized        Total
                              period    loss(b)       investments    operations  capital gains distributions
                             --------- ----------    --------------  ----------  ------------- -------------

WESTPEAK CAPITAL GROWTH FUND
Class A
12/31/2004                    $10.87     $(0.02)(c)      $ 0.58        $ 0.56       $   --        $   --
12/31/2003                      8.58      (0.08)           2.37          2.29           --            --
12/31/2002                     11.93      (0.09)          (3.26)        (3.35)          --            --
12/31/2001                     15.04      (0.13)          (2.95)        (3.08)       (0.03)        (0.03)
12/31/2000                     22.86      (0.18)          (4.14)        (4.32)       (3.50)        (3.50)
Class B
12/31/2004                      9.52      (0.09)(c)        0.51          0.42           --            --
12/31/2003                      7.56      (0.13)           2.09          1.96           --            --
12/31/2002                     10.61      (0.15)          (2.90)        (3.05)          --            --
12/31/2001                     13.47      (0.20)          (2.63)        (2.83)       (0.03)        (0.03)
12/31/2000                     21.06      (0.32)          (3.77)        (4.09)       (3.50)        (3.50)
Class C
12/31/2004                      9.50      (0.09)(c)        0.51          0.42           --            --
12/31/2003                      7.56      (0.13)           2.07          1.94           --            --
12/31/2002                     10.60      (0.14)          (2.90)        (3.04)          --            --
12/31/2001                     13.47      (0.20)          (2.64)        (2.84)       (0.03)        (0.03)
12/31/2000                     21.06      (0.32)          (3.77)        (4.09)       (3.50)        (3.50)


(a)A sales charge for Class A shares and Class C (prior to February 1, 2004) shares, and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year are not annualized.
(b)Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(c)Includes special one-time distribution from Microsoft Corp. Without this distribution, net investment loss per share would have been $(0.08), $(0.14) and $(0.14) for Class A, Class B and Class C shares, respectively, and the ratio of net investment loss to average net assets would have been (0.76)%, (1.52)% and (1.51)% for Class A, Class B and Class C shares, respectively.

--------------------------------------------------------------------------------
68

                                      Ratios to average net assets:
                                      -------------------------

        Net asset         Net assets,
          value,   Total    end of                Net investment    Portfolio
          end of   return the period  Expenses        income        turnover
        the period (%)(a)   (000's)     (%)         (loss) (%)      rate (%)
        ---------- ------ ----------- --------    --------------    ---------

          $11.43     5.2   $ 57,420     1.89          (0.18)(c)        121
           10.87    26.7     63,380     1.93          (0.85)           107
            8.58   (28.1)    58,729     1.75          (0.84)           103
           11.93   (20.5)    98,412     1.62          (0.99)            90
           15.04   (19.5)   143,425     1.40          (0.80)           118
            9.94     4.4     12,916     2.64          (0.97)(c)        121
            9.52    25.9     16,485     2.68          (1.60)           107
            7.56   (28.8)    16,267     2.50          (1.59)           103
           10.61   (21.0)    35,409     2.37          (1.74)            90
           13.47   (20.1)    56,884     2.15          (1.55)           118
            9.92     4.4      1,013     2.64          (0.94)(c)        121
            9.50    25.7      1,174     2.68          (1.60)           107
            7.56   (28.7)       847     2.50          (1.59)           103
           10.60   (21.1)     1,745     2.37          (1.74)            90
           13.47   (20.1)     2,487     2.15          (1.55)           118

--------------------------------------------------------------------------------
                                                                             69

Glossary of Terms

American Depositary Receipts (ADRs) -- Instruments issued by U.S. banks that represent an interest in equity securities held by arrangement with the bank. These instruments can be either "sponsored" or "unsponsored." Sponsored depositary receipts are issued by banks in cooperation with the issuer of the underlying equity securities. Unsponsored depositary receipts are arranged without involvement by the issuer of the underlying equity securities.

Bid price -- The price a prospective buyer is ready to pay. This term is used by traders who maintain firm bid and offer prices in a given security by standing ready to buy or sell security units at publicly quoted prices.

Bottom-up analysis -- The analysis of potential performance of individual stocks before considering the impact of economic trends. Such companies may be identified from research reports, stock screens or personal knowledge of the products and services.

Capital gain distributions -- Payments to a Fund's shareholders of net profits earned from selling securities in a Fund's portfolio. Capital gain distributions are usually paid once a year.

Credit rating -- Independent evaluation of a bond's creditworthiness. This measurement is usually calculated through an index compiled by companies such as Standard & Poor's Rating Service, Inc. ("S&P"), Moody's Investors Service, Inc. ("Moody's"), or Fitch Investors Services, Inc. ("Fitch"). Bonds with a credit rating of BBB or higher by S&P or Fitch, or Baa or higher by Moody's, are generally considered investment grade.

Debt-to-Total Capital Ratio -- Total debt (current and long-term) divided by total capital (debt and equity). This ratio provides information regarding the extent of a company's reliance on debt financing. A high ratio indicates a high degree of financial leverage and a high degree of risk.

Derivative -- A financial instrument whose value and performance are based on the value and performance of another security or financial instrument.

Discounted price -- The difference between a bond's current market price and its face or redemption value.

Diversification -- The strategy of investing in a wide range of securities representing different market sectors to reduce the risk if an individual company or one sector suffers losses.

Dividend yield -- The current or estimated annual dividend divided by the market price per share of a security.

Duration -- An estimate of how much a bond's price fluctuates with changes in comparable interest rates.

Earnings growth -- A pattern of increasing rates of growth in earnings per share from one period to another, which usually causes a stock's price to rise.

European Depositary Receipts (EDRs) -- Instruments issued by European banks that represent an interest in equity securities held by arrangement with the bank. These instruments can be either "sponsored" or "unsponsored." Sponsored depositary receipts are issued by banks in cooperation with the issuer of the underlying equity securities. Unsponsored depositary receipts are arranged without involvement by the issuer of the underlying equity securities.

FFO Multiple -- The price per share of a REIT divided by its Funds from Operations (FFO). The FFO of a REIT is the measure of its operating performance showing its net income plus depreciation of real estate and excluding gains or losses from sales of property or debt restructuring.

Fundamental analysis -- An analysis of the balance sheet and income statements of a company in order to forecast its future stock price movements. Fundamental analysis considers records of assets, earnings, sales, products, management and markets in predicting future trends in these indicators of a company's success or failure. By appraising a company's prospects, analysts using such an approach assess whether a particular stock or group of stocks is undervalued or overvalued at its current market price.

Global Depositary Receipts (GDRs) -- Instruments issued by companies and offered in many markets around the world that represent an interest in equity securities held by arrangement with the bank. These instruments can be either "sponsored" or "unsponsored." Sponsored depositary receipts are issued by banks in cooperation with the issuer of the underlying equity securities. Unsponsored depositary receipts are arranged without involvement by the issuer of the underlying equity securities.

Growth investing -- An investment style that emphasizes companies with strong earnings growth. Growth investing is generally considered more aggressive than "value" investing.

Income distributions -- Payments to a Fund's shareholders resulting from the net interest or dividend income earned by a Fund's portfolio.

Inflation -- A general increase in prices coinciding with a fall in the real value of money, as measured by the Consumer Price Index.

--------------------------------------------------------------------------------
70

Interest rate -- Rate of interest charged for the use of money, usually expressed at an annual rate.

Market capitalization -- Market price multiplied by number of shares outstanding. Large capitalization companies generally have over $5 billion in market capitalization; medium cap companies between $1.5 billion and $5 billion; and small cap companies less than $1.5 billion. These capitalization figures may vary depending upon the index being used and/or the guidelines used by the portfolio manager.

Maturity -- The final date on which the payment of a debt instrument (e.g., bonds, notes, repurchase agreements) becomes due and payable. Short-term bonds generally have maturities of up to 5 years; intermediate-term bonds between 5 and 15 years; and long-term bonds over 15 years.

Net assets -- A Fund's assets minus its liabilities. With respect to the Funds that have a policy to invest 80% of their net assets in particular kinds of securities, "net assets" as used in such policies means net assets plus any borrowings made for investment purposes.

Net asset value (NAV) per share -- The market value of one share of a Fund on any given day without taking into account any front-end sales charge or CDSC. It is determined by dividing a Fund's total net assets by the number of shares outstanding.

Price-to-book value ratio -- Current market price of a stock divided by its book value. Some firms use the inverse ratio for this calculation (i.e., book-to-price ratio).

Price-to-earnings ratio -- Current market price of a stock divided by its earnings per share. Also known as the "multiple," the price-to-earnings ratio gives investors an idea of how much they are paying for a company's earning power and is a useful tool for evaluating the costs of different securities. The ratio may be calculated using "trailing" earnings or estimates of future (or "forward") earnings. Some firms use the inverse ratio for this calculation (i.e., earnings-to-price ratio).

Qualitative analysis -- An analysis of the qualities possessed by a company, including its management, products and competitive positions, to help determine if the company can execute its strategies.

Return on equity -- The amount, expressed as a percentage, earned on a company's common stock investment for a given period. It is calculated by dividing common stock equity (net worth) at the beginning of the accounting period into net income for the period after preferred stock dividends but before common stock dividends. This tells common shareholders how effectively their money is being employed.

Rule 144A securities -- Rule 144A securities are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless a manager has determined, under guidelines established by a Fund's trustees, that a particular issue of Rule 144A securities is liquid.

Target price -- Price that an investor is hoping a stock he or she has just bought will rise to within a specified period of time. An investor may buy XYZ at $20, with a target price of $40 in one year's time, for instance.

Technical analysis -- The research into the demand and supply for securities, options, mutual funds and commodities based on trading volume and price studies. Technical analysis uses charts or computer programs to identify and project price trends in a market, security, mutual fund or futures contract.

Top-down approach -- The method in which an investor first looks at trends in the general economy, and next selects industries and then companies that the investor believes should benefit from those trends.

Total return -- The change in value of an investment in a Fund over a specific time period expressed as a percentage. Total returns assume all distributions are reinvested in additional shares of a Fund.

Value investing -- A relatively conservative investment approach that focuses on companies that may be temporarily out of favor or whose earnings or assets are not fully reflected in their stock prices. Value stocks will tend to have a lower price-to-earnings ratio than growth stocks.

Volatility -- The general variability of a portfolio's value resulting from price fluctuations of its investments. In most cases, the more diversified a portfolio is, the less volatile it will be.

Yield -- The rate at which a Fund earns income, expressed as a percentage. Mutual fund yield calculations are standardized, based upon a formula developed by the SEC.

Yield-to-maturity -- The concept used to determine the rate of return an investor will receive if a long-term, interest-bearing investment, such as a bond, is held to its maturity date. It takes into account purchase price, redemption value, time to maturity, coupon yield (the interest rate on a debt security the issuer promises to pay to the holder until maturity, expressed as an annual percentage of face value) and the time between interest payments.

--------------------------------------------------------------------------------
                                                                             71

If you would like more information about the Funds, the following documents are available free upon request:
  Annual and Semiannual Reports -- Provide additional information about each Fund's investments. Each report includes a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.
Statement of Additional Information (SAI) -- Provides more detailed information about the Funds and their investment limitations and policies, has been filed with the SEC and is incorporated into this Prospectus by reference.
 To order a free copy of the Funds' annual or semiannual report or their SAI, and to make shareholder inquiries generally, contact your financial representative, or the Funds at:
   IXIS Asset Management Distributors, L.P., 399 Boylston Street, Boston, MA 02116 Telephone: 800-225-5478 The Funds' annual and semi-annual reports and SAIs are also available on the Funds' website at: www.ixisadvisorfunds.com
         Important Notice Regarding Delivery of Shareholder Documents:
In our continuing effort to reduce your fund's expenses and the amount of mail that you receive from us, we will combine mailings of prospectuses, annual or semiannual reports and proxy statements to your household. If more than one family member in your household owns the same fund or funds described in a single prospectus, report or proxy statement, you will receive one mailing unless you request otherwise. Additional copies of our prospectuses, reports or proxy statements may be obtained at any time by calling 800-225-5478. If you are currently receiving multiple mailings to your household and would like to receive only one mailing or if you wish to receive separate mailings for each member of your household in the future, please call us at the telephone number listed above and we will resume separate mailings within 30 days of your request.
   Your financial representative or IXIS Advisor Funds will also be happy to answer your questions or to provide any additional information that you may require.
 Information about the Funds, including their reports and SAI, can be reviewed and copied at the Public Reference Room of the SEC in Washington, D.C. Text-only copies of the Funds' reports and SAI are available free from the
   EDGAR Database on the SEC's Internet site at: www.sec.gov. Copies of this information may also be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the
         SEC's Public Reference Section, Washington, D.C. 20549-0102. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090.
  Portfolio Holdings -- A description of Funds' policies and procedures with respect to the disclosure of each Fund's portfolio securities is available in the SAI.
 IXIS Asset Management Distributors, L.P. (IXIS Distributors), and other firms selling shares of IXIS Advisor Funds are members of the National Association of Securities Dealers, Inc. (NASD). As a service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public Disclosure Program. The program provides access to information about securities firms and their representatives. Investors may obtain a copy by contacting the NASD at
           800-289-9999 or by visiting its Web site at www.NASD.com.
 IXIS Distributors distributes the IXIS Advisor Funds and Loomis Sayles Funds.
      If you have a complaint concerning IXIS Distributors or any of its representatives or associated persons, please direct it to IXIS Asset
   Management Distributors, L.P., Attn: Director of Compliance, 399 Boylston
       Street - 6th Floor, Boston, MA 02116 or call us at 800-225-5478.

                  (Investment Company Act File No. 811-04323)
                  (Investment Company Act File No. 811-00242)
                  (Investment Company Act File No. 811-07345)
                  (Investment Company Act File No. 811-09945)

--------------------------------------------------------------------------------
           The following information is not part of the prospectus:
                   Notice of Privacy Policies and Practices
We /(1)/ consider shareholder relationships to be the hallmark of our business and are dedicated to protecting the confidentiality of any nonpublic personal information provided by our customers/(2)/. We understand the trust that our customers place in us and are committed to earning that trust well into the future.
                         Types of Information Gathered
We collect personal information on applications, forms, documents, transaction histories and correspondence (electronic, written and telephonic) with customers. Through our Web sites we gather information about visitors and their needs submitted through answers to surveys, data input to calculators and information entered onto forms. This information includes but is not limited to name, postal address, e-mail address and social security number. Much of the data collected is statistical in nature and is not generally attributable to any specific customer.
                          How we Use the Information
We use the information gathered to service your account and to provide you with additional information about products and services. We do not disclose any nonpublic information about current or former customers to any unaffiliated third party except as permitted by law, or at the specific request of the customer. The information we collect, as described above, may be shared with our corporate affiliates in the financial services industry in order to enhance and improve customer communications, services, and products designed to meet our customers' needs. We may disclose some or all of the above information to affiliated and unaffiliated companies that perform marketing and other services
 (such as preparing and mailing prospectuses, reports and account statements, conducting research on client satisfaction, and gathering votes for shareholder proxies) on our or the Funds' behalf or to other financial institutions with whom we have joint marketing agreements. These parties that are not affiliated with us have agreed not to use this information for any other purpose.
          Policies and Practices to Protect Confidential Information
Only those employees that have a business need for personally identifiable data about our customers are given access to that information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect your nonpublic personal information. For example, we take precautions to help keep our information systems secure, including the use of firewalls for our Internet-based systems. We also use, when appropriate, encryption technologies, user authentication systems and access control mechanisms.
  /(1)/ For purposes of this notice the term "we" includes IXIS Advisor Funds,
   Loomis Sayles Funds, IXIS Asset Management Distributors, L.P., IXIS Asset Management Services Company, and their advisory affiliates which include IXIS
   Asset Management Advisors, L.P, Loomis, Sayles & Company, L.P. and all of
                               their successors.
   /(2)/ For purposes of this notice, the terms customer or customers include both shareholders of mutual funds in the IXIS Advisor Funds, Loomis Sayles
  Funds and individuals who provide nonpublic personal information, but do not invest in the Funds.

                                   XS51-0505

                          [LOGO]

WHAT'S INSIDE

Goals, Strategies & Risks  Page 2

Portfolio Fees & Expenses Page 11

More About Risk.......... Page 13

Management Team.......... Page 14

Portfolio Services....... Page 18

Financial Performance.... Page 34

  IXIS Advisor Diversified Portfolios
[LOGO] LOOMIS SAYLES & Company L.P.

[LOGO] HARRIS ASSOCIATES L.P.
Advisor to The Oakmark Family of Funds

[LOGO] Reich and Tang

[LOGO] HANSBERGER
IXIS Equity Diversified Portfolio
  Loomis Sayles Large Cap Growth Discipline
  Harris Associates Large Cap Value Discipline
  Reich & Tang Mid Cap Value Discipline
  Hansberger International Developed Markets Discipline

IXIS Moderate Diversified Portfolio
(formerly named CDC IXIS Moderate Diversified Portfolio)
  Loomis Sayles Core Fixed Income Discipline
  Loomis Sayles Large Cap Growth Discipline
  Harris Associates Large Cap Value Discipline
  Reich & Tang Mid Cap Value Discipline
  Hansberger International Developed Markets Discipline
                                                                     Prospectus
                                                                    May 1, 2005

The Securities and Exchange Commission has not approved either Portfolio's shares or determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

For general information on the Portfolios or any of their services and for assistance in opening an account, contact your financial representative or call IXIS Advisor Funds.

IXIS Advisor Funds
P.O. Box 219579, Kansas City, MO 64121-9579 800-225-5478
www.ixisadvisorfunds.com

Table of Contents

Goals, Strategies & Risks
IXIS Equity Diversified Portfolio....................... 2
IXIS Moderate Diversified Portfolio..................... 6
Portfolio Fees & Expenses
Portfolio Fees & Expenses.............................. 11
More About Risk
More About Risk........................................ 13
Management Team
Meet the Portfolios' Investment Adviser and Subadvisers 14
Meet the Portfolios' Portfolio Managers................ 16
Portfolio Services
Investing in the Portfolios............................ 18
How Sales Charges Are Calculated....................... 19
It's Easy to Open an Account........................... 21
Buying Shares.......................................... 22
Selling Shares......................................... 23
Selling Shares in Writing.............................. 24
Exchanging Shares...................................... 26
Restrictions on Buying, Selling and Exchanging Shares.. 26
How Portfolio Shares Are Priced........................ 28
Dividends and Distributions............................ 29
Tax Consequences....................................... 29
Compensation to Securities Dealers..................... 31
Additional Investor Services .......................... 32
Financial Performance
Financial Performance.................................. 34
Glossary of Terms
Glossary of Terms...................................... 36

If you have any questions about any of the terms used in this Prospectus, please refer to the "Glossary of Terms."

To learn more about the possible risks of investing in the Portfolios, please refer to the section "More About Risk." This section details the risks of practices in which the Portfolios may engage. Please read this section carefully before you invest.

Portfolio shares are not bank deposits and are not guaranteed, endorsed or insured by the Federal Deposit Insurance Corporation or any other government agency, and are subject to investment risks, including possible loss of the principal invested.

    Please see the back cover of this Prospectus for important privacy policy information.

                                    [GRAPHIC]



Goals, Strategies & Risks
IXIS Equity Diversified Portfolio

Adviser:     IXIS Asset Management Advisors, L.P.
                ("IXIS Advisors")
Subadvisers: Loomis, Sayles & Company, L.P.
                ("Loomis Sayles")
             Harris Associates L.P. ("Harris Associates")
             Reich & Tang Asset Management, LLC
                ("Reich & Tang")
             Hansberger Global Investors, Inc. ("Hansberger")

Category: Multi-Discipline

Ticker Symbol: Class A Class C
               ---------------
               AEDPX   CEDPX

 Investment Goal

The Portfolio seeks long-term capital appreciation. The Portfolio's investment goal may be changed without shareholder approval.

 Principal Investment Strategies

The Portfolio is designed to offer investors access to a diversified portfolio of complementary equity investment disciplines from specialized money managers ("subadvisers") through investment in a single mutual fund. The Portfolio features U.S. growth and value as well as international investments. Under normal market conditions, the Portfolio will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. In accordance with applicable Securities and Exchange Commission requirements, the Portfolio will notify shareholders prior to any change to such policy taking effect. The disciplines and their subadvisers are listed below. IXIS Advisors believes that, by diversifying across asset classes and styles in a single portfolio, investors may experience more consistent, positive returns with less volatility than a fund managed in a single asset class or style.


                                                                             Target    Minimum    Maximum
Subadviser and Investment Discipline Focus of Discipline                   Allocation Allocation Allocation
 Loomis Sayles Large Cap Growth      Equity securities of U.S. large
                                     capitalization companies                 35%        25%        45%
 Harris Associates Large Cap Value   Equity securities of large
                                     capitalization companies                 35%        25%        45%
 Reich & Tang Mid Cap Value          Equity securities with small-to mid-
                                     sized market capitalizations             15%        10%        20%
 Hansberger International            Securities in international developed
 Developed Markets                   markets                                  15%        10%        20%

Subject to the allocation policies adopted by the Portfolio's Board of Trustees, IXIS Advisors generally allocates capital invested in the Portfolio among its four disciplines according to the target allocations noted above.
Each subadviser manages the portion of the Portfolio's assets allocated to it in accordance with the respective subadviser's distinct investment style and strategy. IXIS Advisors monitors the relative sizes of the disciplines on a monthly basis. When a discipline's percentage of the Portfolio exceeds the maximum or minimum allocation set forth in the table above, IXIS Advisors will reallocate capital away from or towards one or more disciplines in order to bring the discipline back towards its target allocation. Subject to approval by the Portfolio's Board of Trustees, IXIS Advisors may revise the Portfolio's target allocations from time to time. In addition, target allocations will vary and may not always be met.
The Portfolio may:
.. Invest in equity securities.
.. Invest in securities offered in initial public offerings ("IPOs") and Rule
  144A securities.
.. Invest in convertible preferred stock and convertible debt securities.
.. Invest in foreign securities traded in U.S. markets (through American
  Depositary Receipts ("ADRs") or foreign stocks sold in U.S. dollars). ADRs are securities issued by a U.S. bank that represent shares of a foreign company.
.. Invest in real estate investment trusts ("REITs").
.. Invest in options and enter into futures, swap contracts and currency hedging transactions.
.. Hold securities of foreign issuers traded over the counter or on foreign exchanges and related currency hedging transactions.
.. Engage in active and frequent trading of securities. Frequent trading may produce high transaction costs and a high level of taxable capital gains, which may lower the Portfolio's return.

--------------------------------------------------------------------------------
2

.. For temporary defensive purposes, invest any portion of its assets in cash or in any securities the subadvisers deem appropriate. The Portfolio may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment objective.
For more detailed information on each subadviser's investment strategies, please refer to the section "IXIS Equity Diversified Portfolio -- More on Investment Disciplines."

A "snapshot" of the Portfolio's investments may be found in the current annual or semiannual report. In addition, a list of the Portfolio's portfolio holdings, which is updated monthly after an aging period of at least 30 days, is available on the Portfolio's website at www.ixisadvisorfunds.com. Please see the back cover of this Prospectus for more information on obtaining a copy of the Portfolio's annual or semiannual report.

 Principal Investment Risks

Allocation Risk: The Portfolio's investment performance depends on how its assets are allocated. The allocation, as set forth above, may not be optimal in every market condition. You could lose money on your investment in the Portfolio as a result of this allocation.
Derivative Securities: Subject to changes in the underlying securities or indexes on which the derivative securities transactions are based. There is no guarantee that the use of derivatives for hedging purposes will be effective or that suitable transactions will be available. Even a small investment in derivatives (which include options, futures, swap contracts and other transactions) may give rise to leverage risk, and can have a significant impact on the Portfolio's exposure to stock market values, interest rates or the currency exchange rate.
Equity securities: You may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole. Securities issued in IPOs tend to involve greater market risk than other equity securities due, in part, to public perception and the lack of publicly available information and trading history. This may impact the Portfolio's performance and result in higher portfolio turnover, which may increase the tax liability to shareholders and the brokerage expenses incurred by the Portfolio. Rule 144A securities may be less liquid than other equity securities. Small capitalization and emerging growth companies may be subject to more abrupt price movements, limited markets and less liquidity than larger, more established companies which could adversely affect the value of the portfolio. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. Value stocks present the risk that they may fall out of favor with investors and underperform growth stocks during any given period.
Foreign securities: Subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets.
REITs: Subject to changes in underlying real estate values, rising interest rates, limited diversification of holdings, higher costs and prepayment risk associated with related mortgages, as well as other risks particular to investments in real estate.

For additional information see the section "More About Risk."

 Evaluating the Portfolio's Past Performance

Because the Portfolio recently commenced operations and has not completed a full calendar year, information related to Portfolio performance, including a bar chart showing annual returns, has not been included in this Prospectus.

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                                                                             3

                                    [GRAPHIC]



Goals, Strategies & Risks
IXIS Equity Diversified Portfolio --
More on Investment Disciplines

The Portfolio is divided into four different disciplines, each comprising a different asset class and managed by one of the Portfolio's four subadvisers. Using these multiple subadvisers, the Portfolio provides shareholders with exposure to domestic and international equity securities. The subadvisers pursue the Portfolio's overall goal by employing the strategies and techniques discussed below.
 Loomis Sayles Large Cap Growth Discipline

This portion of the Portfolio invests primarily in equity securities, including common stocks, convertible securities and warrants. Loomis Sayles focuses on stocks of companies that have market capitalizations, at the time of investment, within the capitalization range of the Russell 1000 Growth Index, an unmanaged index measuring the performance of those Russell 1000 companies selected for their greater growth orientation, though it may invest in companies of any size. Loomis Sayles seeks to generate returns that are consistent with and superior to those of the Russell 1000 Growth Index. Investments are made in leading U.S. large cap growth companies that offer market leading products, technologies or services that Loomis believes are capable of producing attractive long-term earnings growth and stock price appreciation. Combining proprietary in-house research with independent analysis, the large-cap growth team focuses on those companies it believes offer:
(check mark) earnings growth and revenue growth potential
(check mark) management focused on enhancing shareholder value
(check mark) proprietary products in high-growth markets
(check mark) the ability to build a sustainable competitive advantage
Loomis Sayles will build a core portfolio of companies which, in its opinion, possess the attributes set forth above. In making investment decisions, Loomis Sayles generally employs the following methods:
.. Loomis Sayles uses a bottom-up, fundamental research process and a top-down macroeconomic analysis. Fundamental research consists of broad in-depth coverage, including contact with company management, near- and long-term projections of company fundamentals and evaluations of potential cash flow and earnings growth.
.. Loomis Sayles looks for growth-oriented stocks of well-managed companies that typically have the characteristics listed above. The market capitalizations of these companies will generally be within the range of the companies included in the Russell 1000 Growth Index.
.. Analysts and portfolio managers continuously monitor investments. The analysts and portfolio managers will evaluate the companies to determine whether they continue to possess the same fundamental characteristics for growth which made them candidates for investment originally.
.. Loomis Sayles will generally sell a position if earnings or fundamentals deteriorate, if there is a significant change in management or when other more favorable opportunities arise.

 Harris Associates Large Cap Value Discipline

This portion of the Portfolio invests primarily in the common stocks of companies that have market capitalizations, at the time of investment, within the capitalization range of the Russell 1000 Value Index, an unmanaged index measuring the performance of those Russell 1000 companies selected for their greater value orientation. Harris Associates focuses on large- and mid-capitalization companies that it believes are trading at a substantial discount to the company's "true business value." Harris Associates' value-oriented investment philosophy is based upon its belief that over time a stock's discounted market price and its true business value will converge. Harris Associates believes that this philosophy provides the best opportunity to achieve long-term capital growth while also protecting from downside risk. It therefore uses this philosophy to locate companies with the following characteristics, although not all of the companies selected by Harris Associates will have each of these attributes:
(check mark) Stock selling at less than 60% of its intrinsic value
(check mark) Positive free cash flow
(check mark) High level of insider ownership
(check mark) Owner-oriented management
(check mark) Favorable earnings growth potential
In making investment decisions, Harris Associates generally employs the following methods:
.. Harris Associates uses a fundamental bottom-up investment approach which means that it focuses on individual companies rather than macro-economic factors or specific industries. Each company is analyzed on a case-by-case basis to select those that meet Harris Associates' standards of quality and value.
.. Once Harris Associates determines that a stock sells at a significant discount to its true business value and has other attractive qualities such as a positive free cash flow, it will consider that stock for purchase by analyzing the quality and motivation of the company's management as well as the company's market position within its industry.

--------------------------------------------------------------------------------
4

.. Investments are continuously monitored by both analysts and portfolio managers. Analysts set specific "buy" and "sell" targets for each company. Harris Associates will generally buy a stock when it believes the stock sells for a price below 60% of its true business value, and will generally sell a stock when it believes the stock price approaches 90% of its true business value.

 Reich & Tang Mid Cap Value Discipline

This portion of the Portfolio invests primarily in small- and mid-cap value stocks. Concentrating on fundamental analysis, Reich & Tang seeks to achieve competitive returns with lower risk by emphasizing good companies:
(check mark) trading at attractive valuations
(check mark) where there is a catalyst for positive change, such as management changes, new products, acquisitions or divestitures
(check mark) identified through intensive proprietary research
The segment primarily invests in stocks of companies that have market capitalizations, at the time of investment, within the capitalization range of companies in the Russell 2500 Value Index, an unmanaged index of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values. Reich & Tang pursues a value investment philosophy that focuses on established small- and mid-cap companies that have dominant market share, low cost producer status, good management and low levels of debt.
Investments are continuously monitored by analysts. If the analysts believe a purchase is not warranted by the underlying fundamentals, Reich & Tang will alter the size of the holding. Reich & Tang may sell a holding if it reaches its price target, if fundamentals deteriorate or if a more compelling investment opportunity arises.

 Hansberger International Developed Markets Discipline

This portion of the Portfolio invests in securities of companies in international developed markets. These companies may be of any size. Hansberger will invest substantially all of the segment's assets in securities issued as American Depositary Receipts (ADRs) and non-U.S. securities listed on U.S. securities exchanges or traded over-the-counter. Hansberger's Value Team employs an intensive fundamental analysis to identify undervalued securities with a market value that is believed to be less than the company's intrinsic value, based on the company's long-term potential. Hansberger's investment approach integrates extensive research, proprietary valuation screens, and fundamental analysis of securities with a long term investment perspective. This analysis involves evaluating a company's prospects by focusing on such factors as:
(check mark) quality of a company's management
(check mark) competitive position of a company within its industry
(check mark) financial strength of the company
(check mark) quality and growth potential of its earnings
(check mark) outlook for the company's future based on these and other similar factors
Hansberger will also consider other factors in its analysis, including country and political risks as well as economic and market conditions. Hansberger's objective is to identify undervalued securities in international developed markets, to hold them for the long term, and to achieve long-term capital growth as the marketplace realizes the value of these securities over time. Hansberger expects to typically invest in between 40 to 60 securities, across a broad spectrum of market capitalizations. In terms of both industry representation and capitalization, the segment's holdings may differ significantly from those of the typical international equity fund. A security may be sold when the share price rises above the established sell target or superior alternatives are found. Additionally, when selling a security, Hansberger takes into account structural changes within a company, industry specific factors, changes in shareholder orientation, as well as loss of confidence in management.

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                                                                             5

                                    [GRAPHIC]



Goals, Strategies & Risks
IXIS Moderate Diversified Portfolio
(formerly named CDC IXIS Moderate Diversified Portfolio)

Adviser:     IXIS Asset Management Advisors, L.P.
                ("IXIS Advisors")
Subadvisers: Loomis, Sayles & Company, L.P.
                ("Loomis Sayles")
             Harris Associates L.P. ("Harris Associates")
             Reich & Tang Asset Management, LLC
                ("Reich & Tang")
             Hansberger Global Investors, Inc.
                ("Hansberger")

Category: Multi-Discipline

Ticker Symbol: Class A Class C
               ---------------
               AMDPX   CMDPX

 Investment Goal

The Portfolio seeks long-term capital appreciation, with income as a secondary objective. The Portfolio's investment goal may be changed without shareholder approval.

 Principal Investment Strategies

The Portfolio is designed to offer investors access to a diversified portfolio of complementary investment disciplines from specialized money managers ("subadvisers") through investment in a single mutual fund. The Portfolio combines both equity and fixed income disciplines. The Portfolio's equity disciplines feature U.S. growth and value as well as international investments. The Portfolio's fixed income discipline focuses on U.S. investment grade fixed income securities. The disciplines and their subadvisers are listed below. IXIS Advisors believes that, by diversifying across asset classes and styles in a single portfolio, investors may experience more consistent, positive returns with less volatility than a fund managed in a single asset class or style.

                                                                                   Target    Minimum    Maximum
Subadviser and Investment Discipline       Focus of Discipline                   Allocation Allocation Allocation
Loomis Sayles Core Fixed Income            U.S. investment grade fixed income
                                           securities                              35.00%     25.00%     45.00%
Loomis Sayles Large Cap Growth             Equity securities of U.S. large
                                           capitalization companies                22.50%     15.00%     30.00%
Harris Associates Large Cap Value          Equity securities of large
                                           capitalization companies                22.50%     15.00%     30.00%
Reich & Tang Mid Cap Value                 Equity securities with small to mid-
                                           sized market capitalizations            10.00%      7.00%     13.00%
Hansberger International Developed Markets Securities in international developed
                                           markets                                 10.00%      7.00%     13.00%

Subject to the allocation policies adopted by the Portfolio's Board of Trustees, IXIS Advisors generally allocates capital invested in the Portfolio among its five disciplines according to the target allocations noted above. Each subadviser manages the portion of the Portfolio's assets allocated to it in accordance with the respective subadvisers distinct investment style and strategy. IXIS Advisors monitors the relative sizes of the disciplines on a monthly basis. When a discipline's percentage of the Portfolio exceeds the maximum or minimum allocation set forth in the table above, IXIS Advisors will reallocate capital away or towards one or more disciplines in order to bring the disciplines back within their target allocation ranges. Subject to approval by the Portfolio's Board of Trustees, IXIS Advisors may revise the Portfolio's target allocations from time to time. In addition, target allocations will vary and may not always be met.
The Portfolio may also:
.. Invest in equity securities.
.. Invest in securities offered in initial public offerings ("IPOs") and Rule
  144A securities.
.. Invest in convertible preferred stock and convertible debt securities.
.. Invest in foreign securities traded in U.S. markets (through American
  Depositary Receipts ("ADRs") or foreign stocks sold in U.S. dollars). ADRs are securities issued by a U.S. bank that represent shares of a foreign company.
.. Invest in real estate investment trusts ("REITs").
.. Invest in mortgage-backed and asset-backed securities.
.. Invest in fixed-income securities, including U.S. government bonds and lower-quality corporate bonds.

--------------------------------------------------------------------------------
6

.. Invest in options and enter into futures, swap contracts and currency hedging transactions.
.. Hold securities of foreign issuers traded over the counter or on foreign exchanges and related currency hedging transactions.
.. Engage in active and frequent trading of securities. Frequent trading may produce high transaction costs and a high level of taxable capital gains, which may lower the Portfolio's return.
.. Purchase U.S. government securities, certificates of deposit, commercial paper, and/or money market or high quality debt securities or hold cash for temporary defensive purposes in response to adverse market, economic or political conditions. These investments may prevent the Portfolio from achieving its investment goal.
For more detailed information on each subadviser's investment strategies, please refer to the section entitled "IXIS Moderate Diversified
Portfolio -- More on Investment Strategies."

A "snapshot" of the Portfolio's investments may be found in the current annual or semiannual report. In addition, a list of the Portfolio's portfolio holdings, which is updated monthly after an aging period of at least 30 days, is available on the Portfolio's website at www.ixisadvisorfunds.com. Please see the back cover of this Prospectus for more information on obtaining a copy of the Portfolio's annual or semiannual report.

 Principal Investment Risks

Allocation Risk: The Portfolio's investment performance depends on how its assets are allocated. The allocation, as set forth above, may not be optimal in every market condition. You could lose money on your investment in the Portfolio as a result of this allocation.
Derivative Securities: Subject to changes in the underlying securities or indexes on which the derivative securities transactions are based. There is no guarantee that the use of derivatives for hedging purposes will be effective or that suitable transactions will be available. Even a small investment in derivatives (which include options, futures, swap contracts and other transactions) may give rise to leverage risk, and can have a significant impact on the Portfolio's exposure to stock market values, interest rates or the currency exchange rate.
Equity securities: You may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole. Securities issued in IPOs tend to involve greater market risk than other equity securities due, in part, to public perception and the lack of publicly available information and trading history. This may impact the Portfolio's performance and result in higher portfolio turnover, which may increase the tax liability to shareholders and the brokerage expenses incurred by the Portfolio. Rule 144A securities may be less liquid than other equity securities. Small capitalization and emerging growth companies may be subject to more abrupt price movements, limited markets and less liquidity than larger, more established companies which could adversely affect the value of the portfolio. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. Value stocks present the risk that they may fall out of favor with investors and underperform growth stocks during any given period.
Fixed-income securities: Subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security's value or periods of below-average performance in a given security or in the securities market as a whole. Lower-quality fixed-income securities (commonly known as "junk bonds") may be subject to these risks to a greater extent than other fixed-income securities. Junk bonds are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments.
Foreign securities: Subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets.
REITs: Subject to changes in underlying real estate values, rising interest rates, limited diversification of holdings, higher costs and prepayment risk associated with related mortgages, as well as other risks particular to investments in real estate.

For additional information see the section entitled "More About Risk."

 Evaluating the Portfolio's Past Performance

Because the Portfolio recently commenced operations and has not completed a full calendar year, information related to Portfolio performance, including a bar chart showing annual returns, has not been included in this Prospectus.

--------------------------------------------------------------------------------
                                                                             7

                                    [GRAPHIC]



Goals, Strategies & Risks
IXIS Moderate Diversified Portfolio --  More on Investment Disciplines


The Portfolio is divided into five different disciplines, each comprising a different asset class and managed by one of the Portfolio's four subadvisers. Using these multiple subadvisers, the Portfolio provides shareholders with exposure to the fixed income, equity and international securities. The subadvisers pursue the Portfolio's overall goal by employing the strategies and techniques discussed below.
 Loomis Sayles Core Fixed Income Discipline

This portion of the Portfolio, one of two portions managed by Loomis Sayles, invests primarily in U.S. investment grade fixed income securities (including government, corporate, mortgage- and asset-backed securities). Applying proprietary research, the core fixed-income team seeks to deliver superior total returns with lower volatility by emphasizing:
..  corporate sector issues
..  high average quality from companies with improving credit profiles
..  durations within the range of the Lehman Brothers Aggregate Bond Index
..  typically higher yield-to-maturity versus the benchmark
..  call-protected bonds
Loomis Sayles will build a core portfolio of companies which, in its opinion, possess the attributes set forth above. In making investment decisions, Loomis Sayles generally employs the following methods:
.. Loomis Sayles uses a bottom-up, fundamental research process and a top-down macroeconomic analysis. Fundamental research consists of broad in-depth coverage, including contact with company management, near- and long-term projections of company fundamentals and evaluations of potential cash flow and earnings growth.
.. Loomis Sayles looks for securities that it believes are undervalued and that offer the possibility of attractive income and strong capital appreciation. The durations of the securities in which Loomis Sayles will invest will generally be within the range of the companies included in the Lehman Brothers Aggregate Bond Index.
.. Analysts and portfolio managers continuously evaluate the companies to determine whether they continue to possess the same fundamental characteristics for growth which made them candidates for investment originally.

 Loomis Sayles Large Cap Growth Discipline

This portion of the Portfolio, the second of two portions managed by Loomis Sayles, invests primarily in equity securities, including common stocks, convertible securities and warrants. Loomis Sayles focuses on stocks of companies that have market capitalizations, at the time of investment, within the capitalization range of the Russell 1000 Growth Index, an unmanaged index measuring the performance of those Russell 1000 companies selected for their greater growth orientation, though it may invest in companies of any size. Loomis Sayles seeks to generate returns that are consistent with and superior to those of the Russell 1000 Growth Index. Investments are made in leading U.S. large cap growth companies that offer market leading products, technologies or services that Loomis believes are capable of producing attractive long-term earnings growth and stock price appreciation. Combining proprietary in-house research with independent analysis, the large-cap growth team focuses on those companies it believes offer:
..  earnings growth and revenue growth potential
..  management focused on enhancing shareholder value
..  proprietary products in high-growth markets
..  the ability to build a sustainable competitive advantage
Loomis Sayles will build a core portfolio of companies which, in its opinion, possess the attributes set forth above. In making investment decisions, Loomis Sayles generally employs the following methods:
.. Loomis Sayles uses a bottom-up, fundamental research process and a top-down macroeconomic analysis. Fundamental research consists of broad in-depth coverage, including contact with company management, near- and long-term projections of company fundamentals and evaluations of potential cash flow and earnings growth.
.. Loomis Sayles looks for growth-oriented stocks of well-managed companies that typically have the characteristics listed above. The market capitalizations of these companies will generally be within the range of the companies included in the Russell 1000 Growth Index.
.. Analysts and portfolio managers continuously monitor investments. The analysts and portfolio managers will evaluate the companies to determine whether they continue to possess the same fundamental characteristics for growth which made them candidates for investment originally.
.. Loomis Sayles will generally sell a position if earnings or fundamentals deteriorate, if there is a significant change in management or when other more favorable opportunities arise.

--------------------------------------------------------------------------------
8

 Harris Associates Large Cap Value Discipline

This portion of the Portfolio invests primarily in the common stocks of companies that have market capitalizations, at the time of investment, within the capitalization range of the Russell 1000 Value Index, an unmanaged index measuring the performance of those Russell 1000 companies selected for their greater value orientation. Harris Associates focuses on large- and mid-capitalization companies that it believes are trading at a substantial discount to the company's "true business value." Harris Associates' value-oriented investment philosophy is based upon its belief that over time a stock's discounted market price and its true business value will converge. Harris Associates believes that this philosophy provides the best opportunity to achieve long-term capital growth while also protecting from downside risk. It therefore uses this philosophy to locate companies with the following characteristics, although not all of the companies selected by Harris Associates will have each of these attributes:
(check mark) Stock selling at less than 60% of its intrinsic value
(check mark) Positive free cash flow
(check mark) High level of insider ownership
(check mark) Owner-oriented management
(check mark) Favorable earnings growth potential
In making investment decisions, Harris Associates generally employs the following methods:
.. Harris Associates uses a fundamental bottom-up investment approach which means that it focuses on individual companies rather than macro-economic factors or specific industries. Each company is analyzed on a case-by-case basis to select those that meet Harris Associates' standards of quality and value.
.. Once Harris Associates determines that a stock sells at a significant discount to its true business value and has other attractive qualities such as a positive free cash flow, it will consider that stock for purchase by analyzing the quality and motivation of the company's management as well as the company's market position within its industry.
.. Investments are continuously monitored by both analysts and portfolio managers. Analysts set specific "buy" and "sell" targets for each company. Harris Associates will generally buy a stock when it believes the stock sells for a price below 60% of its true business value, and will generally sell a stock when it believes the stock price approaches 90% of its true business value.
 Reich & Tang Mid Cap Value Discipline

This portion of the Portfolio invests primarily in small-and mid-cap value stocks. Concentrating on fundamental analysis, Reich & Tang seeks to achieve competitive returns with lower risk by emphasizing good companies:
(check mark) trading at attractive valuations
(check mark) where there is a catalyst for positive change, such as management changes, new products, acquisitions or divestitures
(check mark) identified through intensive proprietary research
The segment primarily invests in stocks of companies that have market capitalizations, at the time of investment, within the capitalization range of companies in the Russell 2500 Value Index, an unmanaged index of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values. Reich & Tang pursues a value investment philosophy that focuses on established small- and mid- cap companies that have dominant market share, low cost producer status, good management and low levels of debt.
Investments are continuously monitored by analysts. If the analysts believe a purchase is not warranted by the underlying fundamentals, Reich & Tang will alter the size of the holding. Reich & Tang may sell a holding if it reaches its price target, if fundamentals deteriorate or if a more compelling investment opportunity arises.

 Hansberger International Developed Markets Discipline

This portion of the portfolio invests in securities of companies in international developed markets. These companies may be of any size. Hansberger will invest substantially all of the segment's assets in securities issued as American Depositary Receipts (ADRs) and non-U.S. securities listed on U.S. securities exchanges or traded over-the-counter. Hansberger's Value Team employs an intensive fundamental analysis to identify undervalued securities with a market value that is believed to be less than the company's intrinsic value, based on the company's long-term potential. Hansberger's investment approach integrates extensive research, proprietary valuation screens, and fundamental analysis of securities with a long term investment perspective. This analysis involves evaluating a company's prospects by focusing on such factors as:
(check mark) quality of a company's management
(check mark) competitive position of a company within its industry

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                                                                             9

                                    [GRAPHIC]



Goals, Strategies & Risks
IXIS Moderate Diversified Portfolio --
More on Investment Disciplines (continued)

(check mark) financial strength of the company
(check mark) quality of growth potential of its earnings
(check mark) outlook for the company's future based on these and other similar factors
Hansberger will also consider other factors in its analysis, including country and political risks as well as economic and market conditions. Hansberger's objective is to identify undervalued securities in international developed markets, to hold them for the long term, and to achieve long-term capital growth as the marketplace realizes the value of these securities over time. Hansberger expects to typically invest in between 40 to 60 securities, across a broad spectrum of market capitalizations. In terms of both industry representation and capitalization, the segment's holdings may differ significantly from those of the typical international equity fund. A security may be sold when the share price rises above established sell target or superior alternatives are found. Additionally, when selling a security, Hansberger takes into account structural changes within a company, industry specific factors, changes in shareholder orientation, as well as loss of confidence in management.

--------------------------------------------------------------------------------
10

                                    [GRAPHIC]



Portfolio Fees & Expenses

The following tables describe the fees and expenses that you may pay if you buy and hold shares of a Portfolio.

 Shareholder Fees

(fees paid directly from your investment)

                                                      Class A Class C
Maximum sales charge (load) imposed on purchases (as
   a percentage of offering price)(1)(2)               5.75%    None
Maximum deferred sales charge (load) (as a percentage
   of original purchase price or redemption proceeds,
   as applicable)(2)                                     (3)   1.00%
Redemption fees                                        None*   None*

(1) A reduced sales charge on Class A shares applies in some cases. See the section "How Sales Charges Are Calculated" within the section "Portfolio Services."
(2) Does not apply to reinvested distributions.
(3) A 1.00% contingent deferred sales charge ("CDSC") applies with respect to certain purchases of Class A shares greater than $1,000,000 redeemed within 1 year after purchase, but not to any other purchases or redemptions of Class A shares. See the section "How Sales Charges Are Calculated" within the section "Portfolio Services."

* Generally, a transaction fee will be charged for expedited payment of redemption proceeds such as by wire or overnight delivery.

 Annual Portfolio Operating Expenses

(expenses that are deducted from Portfolio assets, as a percentage of average daily net assets)

                                            IXIS Equity             IXIS Moderate
                                          Diversified Portfolio/1/ Diversified Portfolio/2/
                                          Class A      Class C     Class A      Class C
Management fees                            0.80%        0.80%       0.75%        0.75%
Distribution and/or service (12b-1) fees   0.25%        1.00%*      0.25%        1.00%*
Other Expenses**                           0.52%        0.52%       0.57%        0.57%
Total annual Portfolio operating expenses  1.57%        2.32%       1.57%        2.32%

1 IXIS Advisors has given a binding undertaking to the IXIS Equity Diversified Portfolio to limit the amount of the Portfolio's total annual fund operating expenses, exclusive of brokerage expenses, interest expenses, taxes and organizational and extraordinary expenses, to 1.65% and 2.40%, respectively, of the Portfolio's average daily net assets for Classes A and C shares. This undertaking is in effect through April 30, 2006 and will be reevaluated on an annual basis.
2 IXIS Advisors has given a binding undertaking to the IXIS Moderate Diversified Portfolio to limit the amount of the Portfolio's total annual fund operating expenses, exclusive of brokerage expenses, interest expenses, taxes and organizational and extraordinary expenses, to 1.65% and 2.40%, respectively, of the Portfolio's average daily net assets for Classes A and C shares. This undertaking is in effect through April 30, 2006 and will be reevaluated on an annual basis.
* Because of the higher 12b-1 fees, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the rules of the National Association of Securities Dealers, Inc.
** "Other Expenses" for IXIS Moderate Diversified Portfolio have been restated to reflect current fees based on contractual changes to transfer agency fees for the Portfolio effective January 1, 2005. Other expenses for IXIS Equity Diversified Portfolio are based on estimated amounts for the current fiscal year.

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 Example

This example*, which is based upon the expenses shown in the "Annual Portfolio Operating Expenses" table, is intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds. The example assumes that:
.. You invest $10,000 in a Portfolio for the time periods indicated;
.. Your investment has a 5% return each year;
.. A Portfolio's operating expenses remain the same; and .. All dividends and distributions are reinvested.
Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

           IXIS Equity          IXIS Moderate
        Diversified Portfolio Diversified Portfolio
        Class A    Class C    Class A    Class C
                  (1)   (2)             (1)   (2)
1 year  $  726    $335  $235  $  726    $335  $235
3 years $1,042    $724  $724  $1,042    $724  $724

(1) Assumes redemption at end of period.
(2) Assumes no redemption at end of period.
* The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher. The examples for IXIS Equity Diversified Portfolio and IXIS Moderate Diversified Portfolio are based on the total annual fund operating expenses.

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More About Risk

The Portfolios have principal investment strategies that come with inherent risks. The following is a list of risks to which each Portfolio may be subject because of its investment in various types of securities or engagement in various practices.

Correlation Risk The risk that changes in the value of a hedging instrument will not match those of the asset being hedged.

Credit Risk (IXIS Moderate Diversified Portfolio only) The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Portfolios that invest in securities rated below investment grade quality (i.e., below a rating of Baa or BBB by Moody's or S&P, respectively), or that are unrated but judged to be of comparable quality by the Portfolio's subadvisers, are subject to greater credit risk than funds that do not invest in such securities.

Currency Risk The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment.

Extension Risk (IXIS Moderate Diversified Portfolio only) The risk that an unexpected rise in interest rates will extend the life of a mortgage- or asset-backed security beyond the expected prepayment time, typically reducing the security's value.

Foreign Risk The risk associated with investments in issuers located in foreign countries. A Portfolio's investments in foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. companies. In the event of a nationalization, expropriation or other confiscation, the Portfolio could lose its entire investment. When the Portfolio invests in securities from issuers located in countries with emerging markets, it may face greater foreign risk since emerging market countries may be more likely to experience political and economic instability.

Information Risk The risk that key information about a security is inaccurate or unavailable. Securities issued in initial public offerings, or IPOs, involve greater information risk than other equity securities due to the lack of public information.

Interest Rate Risk (IXIS Moderate Diversified Portfolio only) The risk of market losses attributable to changes in interest rates. In general, the prices of fixed-income securities rise when interest rates fall, and prices fall when interest rates rise.

Leverage Risk The risk associated with securities or practices (e.g., borrowing) that multiply small index or market movements into larger changes in value. When a derivative security (a security whose value is based on another security or index) is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that the Portfolio uses a derivative security for purposes other than as a hedge, or, if the Portfolio hedges imperfectly, the Portfolio is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain.

Liquidity Risk The risk that certain securities may be difficult or impossible to sell at the time and at the price that the seller would like. This may result in a loss or may otherwise be costly to the Portfolio. These types of risks may also apply to restricted securities, Section 4(2) Commercial Paper, and Rule 144A Securities.

Management Risk The risk that a strategy used by the Portfolio's portfolio management may fail to produce the intended result.

Market Risk The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer's financial condition as well as overall market and economic conditions. IPO securities tend to involve greater market risk than other equity securities due, in part, to public perception and the lack of public information and trading history.

Opportunity Risk The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are invested in less profitable investments.

Options, Futures, Swap Contracts and Other Derivatives Risks These transactions are subject to changes in the underlying security on which such transactions are based. It is important to note that even a small investment in these types of derivative securities may give rise to leverage risk, and can have a significant impact on the Portfolio's exposure to stock market values, interest rates or currency exchange rates. These types of transactions will be used primarily for hedging purposes including anticipatory hedging.

Political Risk The risk of losses directly attributable to government or political actions. This risk may be more acute for issuers of municipal securities.

Prepayment Risk (IXIS Moderate Diversified Portfolio only) The risk that unanticipated prepayments may occur, reducing the return from mortgage- or asset-backed securities, or real estate investment trusts.

Small Capitalization Companies Risk These companies carry special risks, including narrower markets, more limited financial and management resources, less liquidity and greater volatility than large company stocks.

Valuation Risk The risk that the Portfolio has valued certain securities at a higher price than the price at which they can be sold.


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Management Team
Meet the Portfolios' Investment Adviser and Subadvisers

The IXIS Advisor Funds family (as defined below) currently includes 21 mutual funds. The IXIS Advisor Funds family had combined assets of $5.4 billion as of December 31, 2004. IXIS Advisor Funds are distributed through IXIS Asset Management Distributors, L.P. (the "Distributor"). This Prospectus covers the IXIS Advisor Diversified Portfolios (the "Portfolios"), which along with the IXIS Advisor Equity Funds, IXIS Advisor Income and Tax Free Income Funds, Loomis Sayles Growth Fund, Loomis Sayles Research Fund and IXIS Cash Management Trust -- Money Market Series (the "Money Market Fund") constitute the "IXIS Advisor Funds."

 Adviser

IXIS Advisors, located at 399 Boylston Street, Boston, Massachusetts 02116, serves as the adviser to the Portfolios. IXIS Advisors is a subsidiary of IXIS Asset Management North America, L.P. ("IXIS Asset Management North America"), which is part of IXIS Asset Management Group, an international asset management group based in Paris, France. IXIS Asset Management Group is ultimately owned principally, directly and indirectly, by three large affiliated French financial services firms: the Caisse des Depots et Consignations ("CDC"), a public sector financial institution created by the French government in 1816; the Caisses Nationale des Caisse d'Epargne, a financial institution owned by CDC and by affiliated French savings banks known as the Caisses d'Epargne; and by CNP Assurances, a large French life insurance company. IXIS Asset Management North America has 15 principal subsidiary or affiliated asset management firms that collectively had $182 billion in assets under management at December 31, 2004. IXIS Advisors oversees, evaluates, and monitors the subadvisory services provided to the Portfolios. It also provides general business management and administration to the Portfolios. IXIS Advisors does not determine what investments will be purchased by the Portfolios. The subadvisers listed below make the investment decisions for their respective discipline or disciplines of the Portfolios.

The aggregate advisory and subadvisory fees to be paid by IXIS Equity Diversified Portfolio is 0.80% of the first $1 billion of its average daily net assets and 0.75% of such assets in excess of $1 billion. The aggregate advisory and subadvisory fees to be paid by IXIS Moderate Diversified Portfolio is 0.75% of the first $1 billion of its average daily net assets and 0.70% of such assets in excess of $1 billion.

 Subadvisers

Each subadviser has full investment discretion and makes all determinations with respect to the investment of the assets of certain disciplines of each Portfolio, subject to general supervision of the Portfolios' adviser and the Board of

Trustees.

Hansberger, located at 401 Las Olas Boulevard, Suite 1700, Fort Lauderdale, Florida 33301, serves as the subadviser to the Hansberger International Developed Markets Discipline of each Portfolio. Hansberger is a wholly owned subsidiary of Hansberger Group, Inc. and was established in 1994. Hansberger managed approximately $5.9 billion in assets as of December 31, 2004, and specializes in global investing, managing separate portfolios and institutional mutual funds.

Harris Associates, located at Two North LaSalle Street, Chicago, Illinois 60602, serves as the subadviser to the Harris Associates Large Cap Value Discipline of each Portfolio. Harris Associates, a subsidiary of IXIS Asset Management North America, managed $60.3 billion in assets as of December 31, 2004, and, together with its predecessor, has managed investments since 1976. It also manages investments for other mutual funds as well as assets of individuals, trusts, retirement plans, endowments, foundations, and several private partnerships.

Loomis Sayles, located at One Financial Center, Boston, Massachusetts 02111, serves as the subadviser to the Loomis Sayles Core Fixed Income Discipline of IXIS Moderate Diversified Portfolio and the Loomis Sayles Large Cap Growth Discipline of each Portfolio. Loomis Sayles is a subsidiary of IXIS Asset Management North America. Founded in 1926, Loomis Sayles is one of America's oldest investment advisory firms with over $63.1 billion in assets under management as of December 31, 2004. Loomis Sayles is well known for its professional research staff, which is one of the largest in the industry.

Reich & Tang, located at 600 Fifth Avenue, New York, New York 10020, serves as the subadviser to the Reich & Tang Mid Cap Value Discipline of each Portfolio. Reich & Tang is a limited liability company with 99.5% of its membership interest owned by IXIS Asset Management North America and the remaining 0.5% membership interest owned by IXIS Asset Management Holdings, LLC. Reich & Tang was founded in 1970 to provide discretionary management of equity

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portfolios. Reich & Tang has two divisions, each operating independently:
Capital Management Group, which specializes in small and mid cap equity and global fixed income management, and the Funds Group, which manages institutional money market mutual funds. As of December 31, 2004, Reich & Tang managed in excess of $16.5 billion.

 Subadvisory Agreements

The IXIS Advisor Funds have received an exemptive order from the Securities and Exchange Commission (the "SEC") that permits IXIS Advisors to amend or continue existing subadvisory agreements when approved by the Board of Trustees, without shareholder approval. The exemption also permits IXIS Advisors to enter into new subadvisory agreements with subadvisers that are not affiliated with IXIS Advisors without shareholder approval, if approved by the Board of Trustees. Each Portfolio's initial shareholder has approved reliance by the Portfolio on the exemptive order. Shareholders will be notified of any subadviser changes.

 Portfolio Trades

In placing portfolio trades, each Portfolio's adviser or subadvisers may use brokerage firms that market a Portfolio's shares or are affiliated with IXIS Asset Management North America, IXIS Advisors or any adviser or subadviser. In placing trades, any adviser or subadviser will seek to obtain the best combination of price and execution, which involves a number of judgmental factors. Such portfolio trades are subject to applicable regulatory restrictions and related procedures adopted by the Board of Trustees.

Transactions with Other Investment Companies. Pursuant to an application for exemptive relief that may in the future be granted by the SEC, each Portfolio may be permitted to invest its daily cash balances in shares of money market and short-term bond funds advised by IXIS Advisors or its affiliates ("Central Funds"). The Central Funds currently include the IXIS Cash Management Trust -- Money Market Series; Institutional Daily Income Fund; Cortland Trust, Inc.; and Short Term Income Fund, Inc. Each Central Fund is advised by Reich & Tang Asset Management, LLC ("Reich & Tang"), except for IXIS Cash Management Trust -- Money Market Series, which is advised by IXIS Advisors and subadvised by Reich & Tang. Because IXIS Advisors and Reich & Tang are both subsidiaries of IXIS Asset Management North America, the Portfolios and the Central Funds may be considered to be related companies comprising a "group of investment companies" under the 1940 Act.

Pursuant to such exemptive relief, the Portfolios may also borrow and lend money for temporary or emergency purposes directly to and from other Funds through an interfund credit facility. In addition to the Portfolios and the Central Funds, series of the following mutual fund groups may also be able to participate in the facility: IXIS Advisor Funds Trust I (except the CGM Advisor Targeted Equity Fund series), IXIS Advisor Funds Trust II, IXIS Advisor Funds Trust III, IXIS Advisor Funds Trust IV, AEW Real Estate Income Fund, Harris Associates Investment Trust, Loomis Sayles Funds I and Loomis Sayles Funds II. The advisers and subadvisers to these mutual funds currently include IXIS Advisors, Reich & Tang, Loomis Sayles, AEW Management and Advisors, L.P., Harris Associates L.P. and Westpeak Global Advisors, L.P. Each of these advisers and subadvisers are subsidiaries of IXIS Asset Management North America and are thus "affiliated persons" under the 1940 Act by reason of being under common control by IXIS Asset Management North America. In addition, because the Portfolio and the series of mutual fund groups listed above are advised by firms that are affiliated with one another, they may be considered to be related companies comprising a "group of investment companies" under the 1940 Act. The Central Funds and AEW Real Estate Income Fund will participate in the Credit Facility only as lenders. Participation in such an interfund lending program would be voluntary for both borrowing and lending funds, and the Portfolios would participate in an interfund lending program only if the Board of Trustees determined that doing so would benefit the Portfolios. Should the Portfolios participate in such an interfund lending program, the Board of Trustees would establish procedures for the operation of the program by the advisers or an affiliate.

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Management Team
Meet the Portfolios' Portfolio Managers

 Hansberger International Developed Markets Discipline

Ronald Holt

Ronald Holt has co-managed this portion of the IXIS Equity Diversified Portfolio and IXIS Moderate Diversified Portfolio since each Portfolio's inception. He also co-manages the international value segment of the Hansberger International Fund. Mr. Holt, President and Director of Research, joined Hansberger in 1997. Prior to assuming the role of President and Director of Research, he was a senior research analyst and portfolio manager at Hansberger. Mr. Holt received a B.A. from Columbia University and an M.B.A. in Finance from New York University's Stern School of Business. He holds the designation of Chartered Financial Analyst and has over 13 years of investment experience.

Robert Mazuelos

Robert Mazuelos has co-managed this portion of the IXIS Equity Diversified Portfolio and IXIS Moderate Diversified Portfolio since each Portfolio's inception. He also manages the international value segment of the Hansberger International Fund. Mr. Mazuelos, Senior Vice President, Senior Research Analyst and Portfolio Manager, joined Hansberger in 1995. He received a B.S. from the University of Florida and an M.B.A. from Florida Atlantic University. Mr. Mazuelos has over 13 years of investment experience.

 Harris Associates Large Cap Value Discipline

Edward S. Loeb

Edward S. Loeb has co-managed this portion of the IXIS Equity Diversified Portfolio and IXIS Moderate Diversified Portfolio since each Portfolio's inception. He also co-manages a segment of the IXIS U.S. Diversified Portfolio and the Harris Associates Large Cap Value Fund. Mr. Loeb, Partner and Director of Institutional Portfolios of Harris Associates, joined the firm in 1989. He received an M.B.A. from Northwestern University and a B.A. from Princeton University. Mr. Loeb holds the designation of Chartered Financial Analyst and has over 16 years of investment experience.

Michael J. Mangan

Michael J. Mangan has co-managed this portion of the IXIS Equity Diversified Portfolio and IXIS Moderate Diversified Portfolio since each Portfolio's inception. He also co-manages a segment of the IXIS U.S. Diversified Portfolio and the Harris Associates Large Cap Value Fund. Mr. Mangan, a Partner of Harris Associates, joined the firm in 1997. He received a B.B.A. from the University of Iowa and an M.B.A. from Northwestern University. Mr. Mangan is a CPA, holds the designation of Chartered Financial Analyst and has over 16 years of investment experience.

Diane L. Mustain

Diane L. Mustain has co-managed this portion of the IXIS Equity Diversified Portfolio and IXIS Moderate Diversified Portfolio since each Portfolio's inception. She also co-manages a segment of the IXIS U.S. Diversified Portfolio and the Harris Associates Large Cap Value Fund. Ms. Mustain, a portfolio manager of Harris Associates, joined the firm in 2002. Prior to joining Harris Associates, she was employed by Duff & Phelps Investment Management Company from 1981 through 2001, where she held the position of Executive Vice President and Head of Equities. Ms. Mustain received a B.S. and an M.B.A. from DePaul University. She holds the designation of Chartered Financial Analyst and has over 23 years of investment experience.

 Loomis Sayles Core Fixed Income Discipline

John Hyll

John Hyll has co-managed this portion of the IXIS Moderate Diversified Portfolio since the Portfolio's inception. He also co-manages the Loomis Sayles Limited Term Government and Agency Fund. Mr. Hyll, Portfolio Manager and Vice President of Loomis Sayles, began his investment career in 1983 and joined Loomis Sayles in 1989. He received a B.A. and an M.B.A. from Baldwin-Wallace College. Mr. Hyll has over 21 years of investment experience.

Clifton V. Rowe

Clifton V. Rowe has co-managed this portion of the IXIS Moderate Diversified Portfolio since the Portfolio's inception. He also co-manages the Loomis Sayles Limited Term Government and Agency Fund. Mr. Rowe, Portfolio Manager and Vice President of Loomis Sayles, joined the company in 1992. He received a B.B.A. from James Madison University and an M.B.A. from the University of Chicago. Mr. Rowe holds the designation of Chartered Financial Analyst and has over 13 years of investment experience.

Kay Vang

Kay Vang has co-managed this portion of the IXIS Moderate Diversified Portfolio since the Portfolio's inception. Ms. Vang, Portfolio Manager and Vice President of Loomis Sayles, joined the company in 1997. She received a B.S. from Marquette University and has over eight years of investment experience.

Kurt Wagner

Kurt Wagner has co-managed this portion of the IXIS Moderate Diversified Portfolio since the Portfolio's inception. Mr. Wagner, Portfolio Manager and Vice President of Loomis Sayles, joined the company in 1994.

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He received a B.A. from Haverford College and M.B.A. from the University of Chicago. He has over 26 years of investment experience.

 Loomis Sayles Large Cap Growth Discipline

Mark B. Baribeau

Mark B. Baribeau has co-managed this portion of the IXIS Equity Diversified Portfolio and IXIS Moderate Diversified Portfolio since each Portfolio's inception. He also co-manages the Loomis Sayles Growth Fund. Mr. Baribeau, Portfolio Manager and Vice President of Loomis Sayles, joined the company in 1989. He received an M.A. from the University of Maryland and a B.A. from the University of Vermont. Mr. Baribeau holds the designation of Chartered Financial Analyst and has over 20 years of investment experience.

Pamela N. Czekanski

Pamela N. Czekanski has co-managed this portion of the IXIS Equity Diversified Portfolio and IXIS Moderate Diversified Portfolio since each Portfolio's inception. She also co-manages the Loomis Sayles Growth Fund. Ms. Czekanski, Portfolio Manager and Vice President of Loomis Sayles, joined the company in 1995. She received a B.A. from Middlebury College. Ms. Czekanski holds the designation of Chartered Financial Analyst and has over 22 years of investment experience.

Richard D. Skaggs

Richard D. Skaggs has co-managed this portion of the IXIS Equity Diversified Portfolio and IXIS Moderate Diversified Portfolio since each Portfolio's inception. He also co-manages the Loomis Sayles Growth Fund. Mr. Skaggs, Portfolio Manager and Vice President of Loomis Sayles, joined the firm in 1994. He received an M.S.M. and a B.S. from Oakland University. Mr. Skaggs holds the designation of Chartered Financial Analyst and has over 20 years of investment experience.

 Reich & Tang Mid Cap Value Discipline

Charles Neuhauser

Charles Neuhauser has co-managed this portion of the IXIS Equity Diversified Portfolio and IXIS Moderate Diversified Portfolio since each Portfolio's inception. Mr. Neuhauser is an analyst and portfolio manager with Reich & Tang's Capital Management Group, which he joined in 1998. He received his B.A. from Columbia University. Mr. Neuhauser holds the designation of Chartered Financial Analyst and has over 25 years of investment experience.

Vincent Sellecchia

Vincent Sellecchia has co-managed this portion of the IXIS Equity Diversified Portfolio and IXIS Moderate Diversified Portfolio since each Portfolio's inception. Mr. Sellecchia is the Chief Operating Officer of Delafield Asset Management, a division of Reich & Tang, which he joined in 1980. He received a B.A. from Boston College and an M.B.A. from New York University. Mr. Sellecchia holds the designation of Chartered Financial Analyst and has over 29 years of investment experience.

Glenn Sussman

Glenn Sussman has co-managed this portion of the IXIS Equity Diversified Portfolio and IXIS Moderate Diversified Portfolio since each Portfolio's inception. Mr. Sussman is a senior vice president, analyst and portfolio manager of Reich & Tang's Capital Management Group, which he joined in 1997. He received a B.B.A. from George Washington University and an M.B.A. from New York University. Mr. Sussman has over 21 years of investment management experience.

Donald Wang

Donald Wang has co-managed this portion of the IXIS Equity Diversified Portfolio and IXIS Moderate Diversified Portfolio since each Portfolio's inception. Mr. Wang is an analyst and portfolio manager of Reich & Tang's Capital Management Group, which he joined in 1999. He received a B.S. from New York University. Mr. Wang holds the designation of Chartered Financial Analyst and has 15 years of investment experience.

Steven M. Wilson

Steven M. Wilson has co-managed this portion of the IXIS Equity Diversified Portfolio and IXIS Moderate Diversified Portfolio since each Portfolio's inception. Mr. Wilson is a Managing Director and Chief Investment Officer of Reich & Tang's Capital Management Group, which he joined in 1986. He received a B.S. from the University of Pennsylvania and an M.B.A. from New York University. Mr. Wilson holds the designation of Chartered Financial Analyst and has over 24 years of investment experience.

Please see the SAI for information on Portfolio Manager compensation, other accounts under management by the Portfolio Managers and the Portfolio Manager ownership of securities in the Portfolios.

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Portfolio Services
Investing in the Portfolios

 Choosing a Share Class

Each Portfolio offers Classes A and C shares to the public. Each class has different costs associated with buying, selling and holding Portfolio shares, which allows you to choose the class that best meets your needs. Which class is best for you depends upon the size of your investment and how long you intend to hold your shares. Class C shares and certain shareholder features may not be available to you if you hold your shares in a street name account. Your financial representative can help you decide which class of shares is most appropriate for you.

 Class A Shares

.. You pay a sales charge when you buy Portfolio shares. There are several ways to reduce this charge. See the section "How Sales Charges Are Calculated."

.. You pay lower annual expenses than Class C shares, giving you the potential for higher returns per share.

.. You do not pay a sales charge on orders of $1 million or more, but you may pay a charge on redemption if you redeem these shares within 1 year of purchase.

 Class C Shares

.. You pay higher annual expenses than Class A shares.

.. You may pay a charge on redemptions if you sell your shares within one year of purchase.

.. Investors will not be permitted to purchase $1 million or more of Class C shares as a single investment per account. There may be certain exceptions to this restriction for omnibus and other nominee accounts. Investors may want to consider the lower operating expense of Class A shares in such instances. You may pay a charge on redemption if you redeem Class A shares within 1 year of purchase.

For information about the Portfolios' expenses, see the section "Portfolio Fees & Expenses" in this Prospectus.

 Certificates

Certificates will not be issued automatically for any class of shares. Upon written request, you may receive certificates for Class A shares only.

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Portfolio Services
How Sales Charges Are Calculated

 Class A Shares

The price that you pay when you buy Class A shares (the "offering price") is their net asset value plus a sales charge (sometimes called a "front-end sales charge") which varies depending upon the size of your purchase:

                          Class A Sales Charges**
                         As a % of       As a % of
   Your Investment     offering price your investment
Less than $50,000          5.75%           6.10%
$    50,000 - $ 99,999     4.50%           4.71%
$  100,000 - $249,999      3.50%           3.63%
$  250,000 - $499,999      2.50%           2.56%
$  500,000 - $999,999      2.00%           2.04%
$1,000,000 or more*        0.00%           0.00%

Due to rounding, the actual sales charge for a particular transaction may be higher or lower than the rates listed above.

* For purchases of Class A shares of a Portfolio of $1 million or more, there is no front-end sales charge, but a CDSC of 1.00% may apply to redemptions of your shares within one year of the date of purchase. See the section "How the CDSC is Applied to Your Shares."
** Not imposed on shares that are purchased with reinvested dividends or other distributions.

If you invest in Class A shares through a financial intermediary, it is the responsibility of the financial intermediary to ensure that you obtain the proper "breakpoint" discount. It will be necessary at the time purchase to inform the Distributor and the financial intermediary of the existence of other accounts in which there are holdings eligible to be aggregated to meet sales load breakpoints. You may be required to provide certain records and information, such as account statements, with respect to all of your accounts which hold shares, including accounts with other financial intermediaries and your family members' and other related parties' accounts, in order to verify your eligibility for a reduced sales charge. If the Distributor is not notified that you are eligible for a reduced sales charge, the Distributor will be unable to ensure that the reduction is applied to your account. Additional information concerning sales load breakpoints is available from your financial intermediary, by visiting the Portfolios' website at www.ixisadvisorfunds.com (click on "sales charges" at the bottom of the home page) or in the Portfolios' SAI.

Reducing Front-End Sales Charges

There are several ways you can lower your sales charge for Class A shares, including:
.. Letter of Intent -- By signing a Letter of Intent, you may purchase Class A shares of any IXIS Advisor Fund over a 13-month period but pay sales charges as if you had purchased all shares at once. This program can save you money if you plan to invest $50,000 or more over 13 months. Purchases of Class C shares may be used toward meeting the letter of intent.
.. Cumulative Purchase Discount -- You may be entitled to a reduced sales charge if your "total investment" reaches a breakpoint for a reduced sales charge. The total investment is determined by adding the amount of your current purchase in a Portfolio, including the applicable sales charge, to the current public offering price of all series and classes of shares of the IXIS Advisor Funds held by you in one or more accounts. If your total investment exceeds a sales charge breakpoint in the table above, the lower sales charge applies to entire amount of your current purchase in a Portfolio.
.. Combining Accounts -- allows you to combine shares of multiple IXIS Advisor
  Funds and classes for purposes of calculating your sales charge.

   Individual Accounts: You may elect to combine your purchase(s) and your total investment, as defined above, with the purchases and total investment of your spouse, parents, children, siblings, in-laws, grandparents, grandchildren, individual fiduciary accounts, sole proprietorships, single trust estates and any other individuals acceptable to the Distributor.

   Certain Retirement Plan Accounts: The Distributor may, in its discretion, combine the purchase(s) and total investment of all qualified participants in the same retirement plan for purposes of determining the availability of a reduced sales charge.
In most instances individual accounts may not be linked with certain retirement plan accounts for the purposes of calculating sales charges. The above-listed ways to reduce front-end sales charges may not apply to the Money Market Fund unless shares are purchased through an exchange from another IXIS Advisor Fund.

Eliminating Front-End Sales Charges and CDSCs

Class A shares may be offered without front-end sales charges or a CDSC to the following individuals and institutions:
.. Any government entity that is prohibited from paying a sales charge or commission to purchase mutual fund shares;
.. Selling brokers, sales representatives, registered investment advisers, financial planners or other intermediaries under arrangements with the Distributor;
.. Portfolio Trustees and other individuals who are affiliated with any IXIS
  Advisor Fund (including the Money Market Fund) (this also applies to any spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned);

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Portfolio Services
How Sales Charges Are Calculated (continued)

.. Participants in certain Retirement Plans with $1 million or more in total plan assets or with at least 100 eligible employees;
.. Non-discretionary and non-retirement accounts of bank trust departments or trust companies only if they principally engage in banking or trust activities; and
.. Investments of $25,000 or more in IXIS Advisor Funds (including the Money
  Market Fund) by clients of an adviser or subadviser to any IXIS Advisor Fund (including the Money Market Fund)

Repurchasing Portfolio Shares

You may apply proceeds from redeeming Class A shares of a Portfolio (without paying a front-end sales charge) to repurchase Class A shares of any IXIS Advisor Fund. To qualify, you must reinvest some or all of the proceeds within 120 days after your redemption and notify IXIS Advisor Funds or your financial representative in writing at the time of reinvestment that you are taking advantage of this privilege. You may reinvest your proceeds either by returning the redemption check or by sending a new check for some or all of the redemption amount. Please note: for federal income tax purposes, a redemption is a sale that involves tax consequences, even if the proceeds are later reinvested. Please consult your tax adviser to discuss how a redemption would affect you.

If you repurchase Class A shares of $1 million or more within 30 days after you redeem such shares, the Distributor will rebate the amount of the CDSC charged on the redemption.

Eliminating the CDSC

As long as the Distributor is notified at the time you sell, the CDSC for Class A shares will be generally be eliminated in the following cases: (1) to make distributions from a Retirement Plan (a plan termination or total plan redemption may incur a CDSC); (2) to make payments through a systematic withdrawal plan; or (3) due to shareholder death or disability.

 Class C Shares

The offering price of Class C shares is their net asset value, without a front-end sales charge. Class C shares are subject to a CDSC of 1.00% on redemptions made within one year of the date of purchase. The holding period for determining the CDSC will continue to run after an exchange to Class C shares of another IXIS Advisor Fund (except the Money Market Fund).

  Class C Contingent Deferred Sales Charges
Year Since Purchase CDSC on Shares Being Sold
       1st                    1.00%
    Thereafter                0.00%

Eliminating the CDSC

As long as the Distributor is notified at the time you sell, the CDSC for Class C shares will be generally be eliminated in the following cases: (1) to make distributions from a Retirement Plan (a plan termination or total plan redemption may incur a CDSC); (2) to make payments through a systematic withdrawal plan; or (3) due to shareholder death or disability.

 How the CDSC Is Applied to Your Shares

The CDSC is a sales charge you pay when you redeem certain Portfolio shares. The CDSC:
.. is calculated based on the number of shares you are selling;
.. is based on either your original purchase price or the current net asset value of the shares being sold, whichever is lower;
.. is deducted from the proceeds of the redemption, not from the amount remaining in your account; and
.. for year one applies to redemptions through the day that is one year after the date on which your purchase was accepted.

A CDSC will not be charged on:

.. increases in net asset value above the purchase price; or .. shares you acquired by reinvesting your dividends or capital gains distributions.
To keep your CDSC as low as possible, each time that you place a request to sell shares we will first sell any shares in your account that carry no CDSC. If there are not enough of these shares available to meet your request, we will sell the shares with the lowest CDSC.

 Exchanges into Shares of the Money Market Fund

If you exchange shares of a Portfolio into shares of the Money Market Fund, the holding period for purposes of determining the CDSC stops until you exchange back into shares of another IXIS Advisor Fund. If you choose to redeem those Money Market Fund shares, a CDSC may apply.

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Portfolio Services
It's Easy to Open an Account

 To Open an Account with IXIS Advisor Funds:

1.Read this Prospectus carefully. The Portfolios will accept accounts from U.S.
  citizens with a U.S. address or resident aliens with a U.S. address and a U.S. taxpayer identification number.

2.Determine how much you wish to invest. The following chart shows the investment minimums for various types of accounts:

                                                                     Minimum            Minimum
Type of Account                                                  Initial Purchase Subsequent Purchases
Any account other than those listed below                            $10,000              $100
For shareholders participating in IXIS Advisor Funds' Investment
   Builder Program                                                   $10,000              $50*
For Traditional IRA, Roth IRA, Rollover IRA, and SEP-IRA, and
   Keogh plans using the IXIS Advisor Funds' prototype document      $10,000              $100
Coverdell Education Savings Accounts                                 $10,000              $100

* Shareholders with accounts participating in IXIS Advisor Funds' Investment Builder Program prior to May 1, 2005 may continue to make subsequent purchases of $25 into those accounts.

The Distributor, in its sole discretion, may lower investment minimums for accounts associated with wrap-fee programs sponsored by certain broker-dealers and investment advisers and for accounts associated with certain other defined contribution plans not using the IXIS Advisor Funds' prototype document. Such wrap-fee and defined contribution accounts will be subject to the minimum balance policy, as discussed below.

The Portfolios are not available to SIMPLE IRAs.

3.Complete the appropriate parts of the account application, carefully following the instructions. If you have any questions, please call your financial representative or IXIS Advisor Funds at 800-225-5478. For more information on IXIS Advisor Funds' investment programs, refer to the section "Additional Investor Services" in this Prospectus.

4.Use the following sections as your guide for purchasing shares.

 Minimum Balance Policy

Each Portfolio, on an annual basis, may deduct a minimum balance fee of $20 for accounts that fall below the minimum amount required to establish an account, as described above. The minimum balance fee is assessed by the automatic redemption of shares in the account in an amount sufficient to pay the fee. The valuation of account balances and the deduction of the fee generally occur during the third week in September of each calendar year, although they may occur at another date in the year. The fee will not be deducted from Portfolio positions opened after June 30/th/ of the calendar year in which the fee is assessed. Certain accounts, such as accounts using an IXIS Advisors Funds' prototype document (including IRAs, Keogh plans, 403(b)(7) plans and Coverdell Education Savings Accounts), are excepted from the minimum balance fee.

In its discretion, each Portfolio may also close an account and send the account holder the proceeds if the account falls below the minimum amount required to establish an account. It is expected that accounts maintained by intermediaries through the National Securities Clearing Corporation will be liquidated, rather than assessed a fee, if the account balance falls below such minimum. The valuation of account balances and the liquidations generally occur during October of each calendar year, although they may occur at another date in the year. Any account opened after June 30/th/ of a calendar year will not be subject to the liquidation for that calendar year.

 Self-Servicing Your Account

Buying or selling shares is easy with the services described below:

                   IXIS Advisor Funds Personal Access Line(R)

                             800-225-5478, press 1

                          IXIS Advisor Funds Web Site

                           www.ixisadvisorfunds.com

You have access to your account 24 hours a day by calling the Personal Access Line(R) from a touch-tone telephone or by visiting us online. Using these customer service options, you may:
    . purchase, exchange or redeem shares in your existing accounts (certain restrictions may apply);
    . review your account balance, recent transactions, Portfolio prices and recent performance;
    . order duplicate account statements; and . obtain tax information.

Please see the following pages for other ways to buy, exchange or sell your shares.

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Portfolio Services
Buying Shares

                                   Opening an Account                            Adding to an Account
 Through Your Investment Dealer
                     . Call your investment dealer for information about opening or adding to an account.
                       Dealers may also charge you a processing or service fee in connection with the purchase of
                       Portfolio shares.
 By Mail
                     . Make out a check in U.S. dollars for         . Make out a check in U.S. dollars for $100
                       $10,000 or more, payable to "IXIS              or more, payable to "IXIS Advisor Funds."
 [GRAPHIC]             Advisor Funds." Third party checks and         Third party checks and "starter" checks
                       "starter" checks will not be accepted.         will not be accepted.
                     . Mail the check with your completed           . Complete the investment slip from an
                       application to IXIS Advisor Funds, P.O.        account statement or include a letter
                       Box 219579, Kansas City, MO                    specifying the fund name, your class of
                       64121-9579.                                    shares, your account number and the
                                                                      registered account name(s).
 By Exchange (See the section "Exchanging Shares" for more details.)
                     . Call you investment dealer, or IXIS          . Call your investment dealer or IXIS
                       Advisor Funds at 800-225-5478, or visit        Advisor Funds at 800-225-5478 or visit
 [GRAPHIC]             www.ixisadvisorfunds.com to 1) obtain a        www.ixisadvisorfunds.com to request an
                       current prospectus for the Fund into which     exchange.
                       you are exchanging, and 2) request an
                       exchange.
 By Wire
                     . Opening an account by wire is not            . Instruct your bank to transfer funds to
                       available.                                     State Street Bank & Trust Company, ABA
 [GRAPHIC]                                                            # 011000028, and DDA # 99011538.
                                                                    . Specify the fund name, your class of
                                                                      shares, your account number and the
                                                                      registered account name(s). Your bank
                                                                      may charge you for such a transfer.
 Through Automated Clearing House ("ACH")
                     . Although you cannot open an account          . Call IXIS Advisor Funds at 800-225-5478
                       through ACH, you may add this feature by       or visit www.ixisadvisorfunds.com to add
 [GRAPHIC]             selecting it on your application.              shares to your account through ACH.
                     . Ask your bank or credit union whether it is  . If you have not signed up for the ACH
                       a member of the ACH system.                    system, please call IXIS Advisor Funds or
                                                                      visit www.ixisadvisorfunds.com for a
                                                                      Service Options Form. A medallion
                                                                      signature guarantee may be required to add
                                                                      this privilege
 Automatic Investing Through Investment Builder
                     . Although you cannot open an account          . If you have not signed up for Investment
                       through Investment Builder, you may add        Builder, please call IXIS Advisor Funds at
 [GRAPHIC]             this feature by selecting it on your           800-225-5478 or visit
                       application.                                   www.ixisadvisorfunds.com for a Service
                                                                      Options Form. A signature guarantee may
                                                                      be required to add this privilege.
                                                                    . See the section "Additional Investor
                                                                      Services."

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Portfolio Services
Selling Shares

                      To Sell Some or All of Your Shares
Certain restrictions may apply. See the section "Restrictions on Buying, Selling and Exchanging Shares."

 Through Your Investment Dealer
                     . Call your investment dealer for information. Dealers may also charge you a processing or service fee in connection with the redemption of fund shares.
 By Mail
                     . Write a letter to request a redemption. Specify the name of your fund, class of shares, account number, the exact registered account name(s), the number of shares or the dollar amount to be
 [GRAPHIC]             redeemed and the method by which you wish to receive your proceeds. Additional materials may be required. See the section "Selling Shares in Writing."
                     . The request must be signed by all of the owners of the shares and must include the capacity in which they are signing, if appropriate.
                     . Mail your request by regular mail to IXIS Advisor Funds, P.O. Box 219579, Kansas City, MO
                       64121-9579 or by registered, express or certified mail to IXIS Advisor Funds, 330 West 9th Street,
                       Kansas City, MO 64105-1514.
                     . Your proceeds (less any applicable CDSC) will be delivered by the method chosen in your letter.
                       Proceeds delivered by mail will generally be mailed to you on the business day after the request is received in good order.
 By Exchange (See the section "Exchanging Shares" for more details.)
                     . Obtain a current prospectus for the fund into which you are exchanging by calling your investment dealer or IXIS Advisor Funds at 800-225-5478.
 [GRAPHIC]           . Call IXIS Advisor Funds or visit www.ixisadvisorfunds.com to request an exchange.


 By Wire
                     . Complete the "Bank Information" section on your account application.
                     . Call IXIS Advisor Funds at 800-225-5478 or visit www.ixisadvisorfunds.com or indicate in your redemption request letter (see above) that you wish to have your proceeds wired to your bank.
 [GRAPHIC]           . Proceeds (less any applicable CDSC) will generally be wired on the next business day. A wire fee
                       (currently $5.00) will be deducted from the proceeds. Your bank may charge you a fee to receive the wire.
 Through Automated Clearing House
                     . Ask your bank or credit union whether it is a member of the ACH system.
                     . Complete the "Bank Information" section on your account application.
 [GRAPHIC]           . If you have not signed up for the ACH system on your application, please call IXIS Advisor
                       Funds at 800-225-5478 or visit www.ixisadvisorfunds.com for a Service Options Form.
                     . Call IXIS Advisor Funds or visit www.ixisadvisorfunds.com to request an ACH redemption.
                     . Proceeds (less any applicable CDSC) will generally arrive at your bank within three business days.
 By Telephone
                     . Call IXIS Advisor Funds at 800-225-5478 to choose the method you wish to use to redeem your shares. You may receive your proceeds by mail, by wire or through ACH (see above). Subject to
 [GRAPHIC]             certain restrictions. See the section "Selling Shares in Writing."


 By Systematic Withdrawal Plan (See the section "Additional Investor Services" for more details.)
   LOGO              . Call IXIS Advisor Funds at 800-225-5478 or your financial representative for more information.
                     . Because withdrawal payments may have tax consequences, you should consult your tax adviser before establishing such a plan.

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                                    [GRAPHIC]



Portfolio Services
Selling Shares in Writing

If you wish to redeem your shares in writing, all owners of the shares must sign the redemption request in the exact names in which the shares are registered and indicate any special capacity in which they are signing. In certain situations, you will be required to make your request to sell shares in writing. In these instances, a letter of instruction signed by the authorized owner is necessary. In certain situations, we also may require a medallion signature guarantee or additional documentation.

A medallion signature guarantee protects you against fraudulent orders and is necessary if:
.. your address of record has been changed within the past 30 days;
.. you are selling more than $100,000 worth of shares and you are requesting the proceeds by check;
.. a proceeds check for any amount is either mailed to an address other than the address of record or not payable to the registered owner(s); or .. the proceeds are sent by check, wire, or in some circumstances ACH to a bank account whose owner(s) do not match the owner(s) of the fund account.

A notary public cannot provide a medallion signature guarantee. The Portfolios will only accept medallion signature guarantees bearing the STAMP2000 Medallion imprint. A medallion signature guarantee can be obtained from one of the following sources:
.. a financial representative or securities dealer;
.. a federal savings bank, cooperative, or other type of bank;
.. a savings and loan or other thrift institution;
.. a credit union; or
.. a securities exchange or clearing agency.

The table below shows some situations in which additional documentation may be necessary. Please call your financial representative or IXIS Advisor Funds regarding requirements for other account types.

 Seller (Account
 Type)                       Requirements for Written Requests
 Qualified                  . The request must include the signatures of all those authorized to sign,
 retirement benefit           including title.
 plans (except IXIS         . Medallion signature guarantee, if applicable (see above).
 Advisor Funds              . Additional documentation and distribution forms may be required.
 prototype
 documents)
 Individual                 . Additional documentation and distribution forms may be required.
 Retirement Accounts
 Individual, joint,         . The request must include the signatures of all persons authorized to sign,
 sole                         including title, if applicable.
 proprietorship, UGMA/UTMA  . Medallion signature guarantee, if applicable (see above).
 (minor accounts)           . Additional documentation may be required.
 Corporate or               . The request must include the signatures of all persons authorized to sign,
 association                  including title.
 accounts                   . Certified copy of corporate resolution or similar documents.
 Owners or trustees         . The request must include the signatures of all trustees authorized to sign,
 of trust accounts            including title.
                            . If the names of the trustees are not registered on the account, please provide a copy of the trust document certified within the past 60 days.
                            . Medallion signature guarantee, if applicable (see above).
 Joint tenancy              . The request must include the signatures of all surviving tenants of the account.
 whose co-tenants           . Certified copy of the death certificate.
 are deceased               . Medallion signature guarantee if proceeds check is issued to other than the surviving tenants.
 Power of Attorney          . The request must include the signatures of the attorney-in-fact, indicating such
 (POA)                        title.
                            . A medallion signature guarantee.
                            . Certified copy of the POA document stating it is still in full force and effect, specifying that grantor is alive, the exact fund and account number, and certified within 30 days of receipt of instructions.*

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 Seller (Account
 Type)                Requirements for Written Requests
 Executors of        . The request must include the signatures of all those authorized to sign,
 estates,              including capacity.
 administrators,     . A medallion signature guarantee.
 guardians,          . Certified copy of court document where signer derives authority, e.g., Letters of
 conservators          Administration, Conservatorship and Letters Testamentary.*

* Certification may be made on court documents by the court, usually certified by the clerk of the court. Power of Attorney certification may be made by a commercial bank, broker/member of a domestic stock exchange or a practicing attorney.

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                                    [GRAPHIC]



Portfolio Services
Exchanging Shares

In general, you may exchange shares of the Portfolios for shares of the same class of another IXIS Advisor Fund that offers such class of shares, without paying a sales charge or a CDSC (see the sections "Buying Shares" and "Selling Shares"). For exchanges into the Money Market Fund, the holding period for determining the CDSC, if applicable, will stop and resume only when an exchange into an applicable Fund occurs. The exchange must be for the minimum to open an account. Subsequent exchanges including those made as part of an Automatic Exchange Plan must be at least $100 (see the section "Additional Investor Services"). All exchanges are subject to the eligibility requirements of the fund into which you are exchanging and any other limits on sales of or exchanges into that fund. The exchange privilege may be exercised only in those states where shares of such funds may be legally sold. For federal income tax purposes, an exchange of fund shares for shares of another fund is generally treated as a sale on which gain or loss may be recognized. Subject to the applicable rules of the SEC, the Board of Trustees reserves the right to modify the exchange privilege at any time. Before requesting an exchange into any other fund, please read its prospectus carefully. Please refer to the SAI for more detailed information on exchanging Portfolio shares.

Restrictions on Buying, Selling and Exchanging Shares

Frequent purchases and redemptions of Portfolio shares by shareholders may present certain risks for other shareholders in a Portfolio. This includes the risk of diluting the value of Portfolio shares held by long-term shareholders, interfering with the efficient management of a Portfolio, and increasing brokerage and administrative costs. Funds investing in securities that require special valuation processes (such as foreign securities, high yield securities or small cap securities) may also have increased exposure to these risks. Each Portfolio discourages excessive, short-term trading that may be detrimental to the Portfolio and its shareholders. The Portfolios' Board of Trustees has adopted the following policies with respect to frequent purchases and redemptions of Portfolio shares.

Each Portfolio reserves the right to suspend or change the terms of purchasing or exchanging shares. Each Portfolio and the Distributor reserve the right to refuse or limit any purchase or exchange order for any reason, including if the transaction is deemed not to be in the best interests of a Portfolio's other shareholders or possibly disruptive to the management of the Portfolio.

Limits on Frequent Trading. Without limiting the right of the Portfolios and the Distributor to refuse any purchase or exchange order, each Portfolio and the Distributor may (but are not obligated to) restrict purchases and exchanges for the accounts of "market timers." With respect to exchanges, an account may be deemed to be one of a market timer if (i) more than two exchange purchases of a Portfolio are made for the account over a 90-day interval as determined by the Portfolio; or (ii) the account makes one or more exchange purchases of a Portfolio over a 90-day interval as determined by the Portfolio in an aggregate amount in excess of 1% of the Portfolio's total net assets. With respect to new purchases of a Portfolio, an account may be deemed to be one of a market timer if (i) more than twice over a 90-day interval as determined by the Portfolio, there is a purchase in the Portfolio followed by a subsequent redemption; or
(ii) there are two purchases into the Portfolio by an account, each followed by a subsequent redemption over a 90-day interval as determined by the Portfolio in an aggregate amount in excess of 1% of the Portfolio's total net assets. The preceding are not exclusive lists of activities that each Portfolio and the Distributor may consider to be "market timing."

Trade Activity Monitoring. Trading activity is monitored selectively on a daily basis in an effort to detect excessive short-term trading activities. If a Portfolio or the Distributor believes that a shareholder or financial intermediary has engaged in market timing or other excessive, short-term trading activity, it may, in its discretion, request that the shareholder or financial intermediary stop such activities or refuse to process purchases or exchanges in the accounts. In its discretion, each Portfolio or the Distributor may restrict or prohibit transactions by such identified shareholders or intermediaries. In making such judgments, each Portfolio and the Distributor seek to act in a manner that they believe is consistent with the best interests of all shareholders. Each Portfolio and the Distributor also reserve the right to notify financial intermediaries of your trading activity. Because each Portfolio and the Distributor will not always be able to detect market timing activity, investors should not assume that a Portfolio will be able to detect or prevent all market timing or other trading practices that may disadvantage the Portfolio. For example, the ability of a Portfolio and the Distributor to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the record of the Portfolio's underlying beneficial owners.

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 Purchase Restrictions

Each Portfolio is required by federal regulations to obtain certain personal information from you and to use that information to verify your identity. A Portfolio may not be able to open your account if the requested information is not provided. Each Portfolio reserves the right to refuse to open an account, close an account and redeem your shares at the then current price or take other such steps that the Portfolio deems necessary to comply with federal regulations if your identity cannot be verified.

 Selling Restrictions

The table below describes restrictions placed on selling shares of the Portfolios described in this Prospectus:

               Restriction              Situation
               Each Portfolio may       . When the New York
               suspend the right of       Stock Exchange (the
               redemption or postpone     "Exchange") is closed
               payment for more than 7    (other than a
               days:                      weekend/holiday)
                                        . During an emergency
                                        . During any other
                                          period permitted by
                                          the SEC
               Each Portfolio reserves  . With a notice of a
               the right to suspend       dispute between
               account services or        registered owners
               refuse transaction       . With
               requests:                  suspicion/evidence of
                                          a fraudulent act
               Each Portfolio may pay   . When it is detrimental
               the redemption price in    for a Portfolio to
               whole or in part by a      make cash payments as
               distribution in kind of    determined in the sole
               readily marketable         discretion of the
               securities in lieu of      adviser or subadviser
               cash or may take up to
               7 days to pay a
               redemption request in
               order to raise capital:
               Each Portfolio may       . When redemptions are
               withhold redemption        made within 10
               proceeds until the         calendar days of
               check or funds have        purchase by check or
               cleared:                   ACH of the shares
                                          being redeemed
If you hold certificates representing your shares, they must be sent with your request for it to be honored.
It is recommended that certificates be sent by registered mail.
Although most redemptions are made in cash, as described in the SAI, each Portfolio reserves the right to redeem shares in kind.

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                                    [GRAPHIC]



Portfolio Services
How Portfolio Shares Are Priced

"Net asset value" is the price of one share of a Portfolio without a sales charge, and is calculated each business day using this formula:


Net Asset Value = Total market value of securities + Cash and other assets - Liabilities
                  -------------------------------------------------
                            Number of outstanding shares

The net asset value of Portfolio shares is determined according to this schedule:
.. A share's net asset value is determined at the close of regular trading on the Exchange on the days the Exchange is open for trading. This is normally 4:00 p.m. Eastern time. Generally, a Portfolio's shares will not be priced on the days on which the Exchange is closed for trading. However, in IXIS Advisors' discretion, the Portfolio's shares may be priced on a day the Exchange is closed for trading if IXIS Advisors in its discretion determines that there has been enough trading in that Portfolio's portfolio securities to materially affect the net asset value of the Portfolio's shares. This may occur, for example, if the Exchange is closed but the NASDAQ Stock Market is open for trading. In addition, a Portfolio's shares will not be priced on the holidays listed in the SAI. See the section "Net Asset Value and Public Offering Price" in the SAI for more details.
.. The price you pay for purchasing, redeeming or exchanging a share will be based upon the net asset value next calculated by a Portfolio's custodian (plus or minus applicable sales charges as described earlier in this Prospectus) after your order is received "in good order."
.. Requests received by the Distributor after the Exchange closes will be processed based upon the net asset value determined at the close of regular trading on the next day that the Exchange is open, with the exception that those orders received by your investment dealer before the close of the Exchange and received by the Distributor from the investment dealer before 5:00 p.m. Eastern time* on the same day will be based on the net asset value determined on that day.
.. A Fund significantly invested in foreign securities may have net asset value changes on days when you cannot buy or sell its shares.

* Under limited circumstances, the Distributor may enter into contractual agreements pursuant to which orders received by your investment dealer before the close of the Exchange and transmitted to the Distributor prior to 9:30 a.m. on the next business day are processed at the net asset value determined on the day the order was received by your investment dealer.

Generally, during times of substantial economic or market change, it may be difficult to place your order by phone. During these times, you may deliver your order in person to the Distributor or send your order by mail as described in the sections "Buying Shares" and "Selling Shares."

Generally, each Portfolio's securities are valued as follows:
.. Equity securities -- market price or as provided by a pricing service if market price is unavailable.
.. Debt securities (other than short-term obligations) -- based upon pricing service valuations, which determine valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.
.. Short-term obligations (remaining maturity of less than 60 days) -- amortized cost (which approximates market value).
.. Securities traded on foreign exchanges -- market price on the non-U.S.
  exchange, unless a Portfolio believes that an occurrence after the close of that exchange will materially affect the security's value. In that case, the security may be fair valued at the time the Portfolio determines its net asset value by or pursuant to procedures approved by the Board of Trustees. When fair valuing its securities, a Portfolio may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the local market and before the time the Portfolio's net asset value is calculated.
.. Options -- last sale price, or if not available, last offering price.
.. Futures -- unrealized gain or loss on the contract using current settlement price. When a settlement price is not used, futures contracts will be valued at their fair value as determined by or pursuant to procedures approved by the Board of Trustees.

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.. All other securities -- fair market value as determined by the adviser or subadviser of a Portfolio pursuant to procedures approved by the Board of Trustees.

Because of fair value pricing, as described above for "Securities traded on foreign exchanges" and "All other securities," securities may not be priced on the basis of quotations from the primary market in which they are traded but rather may be priced by another method that the Board of Trustees believes is more likely to result in a price that reflects fair value (which is the amount that a Portfolio might reasonably expect to receive from a current sale of the security in the ordinary course of business). A Portfolio may also value securities at fair value or estimate their value pursuant to procedures approved by the Board of Trustees in other circumstances such as when extraordinary events occur after the close of the relevant market but prior to the close of the Exchange. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer's security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets).

Dividends and Distributions

Each Portfolio generally distributes most or all of its net investment income (other than capital gains) in the form of dividends. The IXIS Equity Diversified Portfolio expects to distribute dividends annually. The IXIS Moderate Diversified Portfolio expects to distribute dividends quarterly. Each Portfolio expects to distribute all net realized long- and short-term capital gains annually, after applying any available capital loss carryovers. To the extent permitted by law, the Board of Trustees may adopt a different schedule as long as payments are made at least annually.

Distributions will automatically be reinvested in shares of the same class of the distributing Portfolio at net asset value, unless you select one of the following alternatives:
    . Participate in the Dividend Diversification Program, which allows you to have all dividends and distributions automatically invested at net asset value in shares of the same class of another IXIS Advisor Fund registered in your name. Certain investment minimums and restrictions may apply. For more information about this program, see the section "Additional Investor Services."
    . Receive distributions from dividends and interest in cash while reinvesting distributions from capital gains in additional shares of the same class of a Portfolio, or in the same class of another IXIS Advisor Fund.
    .  Receive all distributions in cash.

For more information or to change your distribution option, contact IXIS Advisor Funds in writing or call 800-225-5478.

If you earn more than $10 annually in taxable income from an IXIS Advisor Fund held in a non-retirement plan account, you will receive a Form 1099 to help you report the prior calendar year's distributions on your federal income tax return. This information will also be reported to the Internal Revenue Service. Be sure to keep this Form 1099 as a permanent record. A fee may be charged for any duplicate information requested.

Tax Consequences

Except where noted, the discussion below addresses only the U.S. federal income tax consequences of an investment in a Portfolio and does not address any foreign, state, or local tax consequences.

Each Portfolio intends to meet all requirements under Subchapter M of the Internal Revenue Code necessary to qualify for treatment as a "regulated investment company" and thus does not expect to pay any federal income tax on income and capital gains distributed to shareholders.

Taxation of Distributions from the Portfolios. Distributions derived from net short-term capital gains, i.e., gains from investments that a Portfolio held one year or less, or investment income are generally taxable at ordinary income rates. If you are a corporation investing in a Portfolio, a portion of these dividends may qualify for the dividends-received deduction provided that you meet certain holding period requirements. However, distributions by a Portfolio from REITs will not qualify for the corporate dividends-received deduction. In addition, distributions by a Portfolio to retirement plans that qualify for tax-exempt treatment under federal income tax laws generally will not be taxable. Distributions of gains from investments that a Portfolio owned for more than one year that are designated by a Portfolio as capital gain

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Portfolio Services
Tax Consequences (continued)

dividends will generally be taxable to a shareholder receiving such distributions as long-term capital gain, regardless of how long the shareholder has held Portfolio shares.

For taxable years beginning on or before December 31, 2008, distributions of investment income designated by a Portfolio as derived from "qualified dividend income" will be taxed in the hands of individuals at the rates applicable to long-term capital gain provided holding period and other requirements are met at both the shareholder and Portfolio levels. For more information, see the SAI.

Portfolio distributions paid to you are taxable whether you receive them in cash or reinvest them in additional shares. Distributions are taxable to you even if they are paid from income or gains earned by a Portfolio before your investment (and thus were included in the price you paid). Such distributions are likely to occur in respect of shares purchased at a time when a Portfolio's net asset value reflects gains that are either unrealized or realized but not distributed.

For taxable years beginning on or before December 31, 2008, long-term capital gain rates applicable to individuals have been temporarily reduced. For more information see the SAI under "Income Dividends, Capital Gain Distributions and Tax Status."

Sales or Exchanges of Portfolio Shares. The redemption, sale or exchange of Portfolio shares (including an exchange of Portfolio shares for shares of another IXIS Advisor Fund or Money Market Fund) is a taxable event and may result in the recognition of a gain or loss. Gain or loss, if any, recognized on the redemption, sale, exchange or other disposition of Portfolio shares will be taxed as a long-term capital gain or loss if the shares are capital assets in the shareholder's hands and if the shareholder held the shares for more than one year.

Taxation of Certain Investments. A Portfolio's investments in foreign securities may be subject to foreign withholding and other taxes. In that case, the Portfolio's yield on those securities would be decreased. We do not expect shareholders to be entitled to claim a credit or deduction with respect to foreign taxes unless a Portfolio invests 50% or more of its assets in foreign securities in which case the Portfolio may make an election to pass through such credit or deduction to shareholders. In addition, the Portfolio's investments in foreign securities or foreign currencies may increase or accelerate the Portfolio's recognition of ordinary income and may affect the timing or amount of the Portfolio's distributions. Because each Portfolio invests in foreign securities, shareholders should consult their tax advisers about consequences of their investments under foreign laws.

Dividends derived from interest on securities issued by the U.S. government or its agencies or instrumentalities may be exempt from state and local income taxes. Each Portfolio advises shareholders of the proportion of any Portfolio dividends that are derived from such interest.

Each Portfolio's investments in certain debt obligations may cause the Portfolio to recognize taxable income in excess of the cash generated by such obligations. Thus, a Portfolio could be required at times to liquidate other investments in order to satisfy its distribution requirements. Income generated by investments in fixed-income securities is not eligible for treatment as qualified dividend income.

Income distributions from REITs generally are not entitled to be treated as qualified dividend income.

Non-U.S. Shareholders. In general, dividends (other than capital gain dividends) paid to a shareholder that is not a "U.S. person" within the meaning of the Code (such shareholder, a "foreign person") are subject to withholding of U.S. federal income tax at the rate of 30% (or lower applicable treaty rate). However, under the American Jobs Creation Act of 2004 (the "2004 Act"), effective for taxable years of the Portfolios beginning after December 31, 2004 and before January 1, 2008, a Portfolio generally will not be required to withhold any amounts with respect to distributions of (i) U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, and (ii) net short-term capital gains in excess of net long-term capital losses, in each case to the extent such distributions are properly designated by a Portfolio. This provision will first apply to a Portfolio in its taxable year beginning on January 1, 2005.

The 2004 Act modifies the tax treatment of distributions from the Fund that are paid to a foreign person and are attributable to gain from USRPIs, which the Code defines to include direct holdings of U.S. real property and interests (other than solely as a creditor) in "U.S. real property holding corporations" such as REITs. Under the 2004 Act, which is generally effective for taxable years of RICs beginning after December 31, 2004, and which applies to dividends paid or deemed paid on or before December 31, 2007, distributions to foreign persons attributable to gains from the sale or exchange of USRPIs will give rise to an obligation for those foreign persons to file a U.S. tax return and pay tax, and may well be subject to withholding under future regulations.

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Backup Withholding. Each Portfolio is also required in certain circumstances to apply backup withholding on taxable dividends, redemption proceeds and certain other payments that are paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the U.S.) who does not furnish to the Portfolio certain information and certifications or who is otherwise subject to backup withholding. The backup withholding tax rate is 28% for amounts paid through 2010 and will be 31% for amounts paid after December 31, 2010. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States.

You should consult your tax adviser for more information on your own situation, including possible foreign, state or local taxes.

Compensation to Securities Dealers

As part of its business strategies, each Portfolio pays securities dealers that sell its shares. This compensation originates from two sources: sales charges (front-end or deferred) and 12b-1 fees (comprising the annual service and/or distribution fees paid under a plan adopted pursuant to Rule 12b-1 under the 1940 Act). The sales charges are detailed in the section "How Sales Charges Are Calculated." Each class of Portfolio shares pays an annual service fee of 0.25% of its average daily net assets. In addition to a service fee, Class C shares are subject to a distribution fee of 0.75% of their average daily net assets. Generally, the 12b-1 fees are paid to securities dealers on a quarterly basis. The Distributor retains the first year of such fees for Class C shares. Because these distribution fees are paid out of a Portfolio's assets on an ongoing basis, over time these fees for Class C shares will increase the cost of your investment and may cost you more than paying the front-end sales charge on Class A shares.

The Distributor and its affiliates may, out of their own resources, make payments in addition to the payments described above to dealers which satisfy certain criteria established from time to time by the Distributor. Payments may vary based on net sales, the length of time assets of a dealer's clients have remained invested in a Portfolio, and other factors. See the SAI for more details.

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Portfolio Services
Additional Investor Services

Retirement Plans
IXIS Advisor Funds offer a range of retirement plans, including Coverdell Education Savings Accounts, IRAs, SEPs, SARSEPs*, SIMPLE IRAs (not available for IXIS Equity Diversified Portfolio or IXIS Moderate Diversified Portfolio), 403(b) plans and other pension and profit sharing plans. Refer to the section "It's Easy to Open an Account" for investment minimums. For more information about our Retirement Plans, call us at 800-225-5478.

Investment Builder Program
This is IXIS Advisor Funds' automatic investment plan. You may authorize automatic monthly transfers of $50 or more per Fund from your bank checking or savings account to purchase shares of one or more IXIS Advisor Funds. To join the Investment Builder Program, please refer to the section "Buying Shares."

Dividend Diversification Program
This program allows you to have all dividends and any other distributions automatically invested in shares of the same class of another IXIS Advisor Fund or Money Market Fund, subject to the eligibility requirements of that other fund and to state securities law requirements. Shares will be purchased at the selected Fund's net asset value without a front-end sales charge or CDSC on the dividend record date. Before establishing a Dividend Diversification Program into any other IXIS Advisor Fund or Money Market Fund, please read its prospectus carefully.

Automatic Exchange Plan
IXIS Advisor Funds have an automatic exchange plan under which shares of a class of an IXIS Advisor Fund are automatically exchanged each month for shares of the same class of another IXIS Advisor Fund or Money Market Fund. There is no fee for exchanges made under this plan, but there may be a sales charge in certain circumstances. Please see the section "Exchanging Shares" above and refer to the SAI for more information on the Automatic Exchange Plan.

Systematic Withdrawal Plan
This plan allows you to redeem shares and receive payments from your Fund on a regular schedule. Redemption of shares that are part of the Systematic Withdrawal Plan is not subject to a CDSC. However, the amount or percentage you specify in the plan may not exceed, on an annualized basis, 10% of the value of your Portfolio account based upon the value of your Portfolio account on the day you establish your plan. For information on establishing a Systematic Withdrawal Plan, please refer to the section "Selling Shares" and refer to the SAI for more information.
IXIS Advisor Funds Personal Access Line(R)
This automated customer service system allows you to have access to your account 24 hours a day by calling 800-225-5478, and pressing 1. With a touch-tone telephone, you can obtain information about your current account balance, recent transactions, Portfolio prices and recent performance. You may also use Personal Access Line(R) to purchase, exchange or redeem shares in any of your existing accounts. Certain restrictions may apply.

IXIS Advisor Funds Web Site
Visit us at www.ixisadvisorfunds.com to review your account balance and recent transactions, to view daily prices and performance information or to order duplicate account statements and tax information. You may also go online to purchase, exchange or redeem shares in your existing accounts. Certain restrictions may apply.

*Effective January 1, 1997, the Savings Incentive Match Plan for Employees of
 Small Employers (SIMPLE) IRA became available, replacing SARSEP plans. SARSEP plans established prior to January 1, 1997, may remain active and continue to add new employees.

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Financial Performance

The financial highlights table is intended to help you understand each Portfolio's financial performance for the last five years (or, if shorter, the period of the Portfolio's operations). Certain information reflects results for a single Portfolio share. The total returns in the table represent the return that an investor would have earned (or lost) on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). This information for IXIS Moderate Diversified Portfolio has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with each Portfolio's financial statements, is included in each Portfolio's annual report to shareholders. The annual report is incorporated by reference into the SAI, both of which are available free of charge upon request from the Distributor.

Because IXIS Equity Diversified Portfolio commenced operations on January 31, 2005 and has no performance history for the calendar year ended December 31, 2004, a financial highlights table for the Portfolio has not been included in this Prospectus. IXIS Moderate Diversified Portfolio commenced operations on July 15, 2004.

For a share outstanding throughout each period.


                           Income from investment operations:              Less distributions:
                         -------------------------------------- -----------------------------------------

              Net asset
                value,                 Net realized               Dividends    Distributions
              beginning      Net      and unrealized Total from      from        from net
                  of      investment  gain (loss) on investment net investment   realized        Total
              the period income(b)(g)  investments   operations     income     capital gains distributions
              ---------- ------------ -------------- ---------- -------------- ------------- -------------

IXIS MODERATE DIVERSIFIED PORTFOLIO
Class A
12/31/2004(e)   $10.00      $0.03         $0.69        $0.72        $(0.02)         $--         $(0.02)
Class C
12/31/2004(e)   $10.00      $0.01         $0.67        $0.68        $(0.01)         $--         $(0.01)



(a)A sales charge for Class A shares and a contingent deferred sales charge for Class C shares are not reflected in total return calculations. Periods less than one year are not annualized.
(b)Per share net investment income has been calculated using the average shares outstanding during the period.
(c)The investment adviser agreed to reimburse a portion of the Portfolio's expenses during the period. Without this reimbursement, expenses would have been higher.
(d)Had certain expenses not been reduced during the period, total return would have been lower.
(e)For the period July 15, 2004 (inception) through December 31, 2004.
(f)Computed on an annualized basis for periods less than one year.
(g)Includes special one-time distribution from Microsoft Corp. Without this distribution, net investment income (loss) per share would have been $0.02 and $(0.01) for Class A and Class C shares, respectively, and the ratio of net investment income (loss) to average net assets would have been 0.51% and (0.14)% for Class A and Class C shares, respectively.

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34

                                 Ratios to average net assets:
                                 -------------------------

 Net asset           Net assets,              Expenses after      Net
   value,   Total      end of                 reimbursement/   investment Portfolio
   end of   return   the period  Expenses         waiver         income   turnover
 the period (%)(a)     (000's)    (%)(f)          (%)(f)       (%)(f)(g)  rate (%)
 ---------- ------   ----------- --------     --------------   ---------- ---------

   $10.70    7.21(d)   $25,660     3.51(c)         1.65(c)        0.71       33
   $10.67    6.81(d)   $47,173     4.26(c)         2.40(c)        0.12       33

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Glossary of Terms


Bid price -- The price a prospective buyer is ready to pay. This term is used by traders who maintain firm bid and offer prices in a given security by standing ready to buy or sell security units at publicly quoted prices.

Bottom-up analysis -- The analysis of potential performance of individual stocks before considering the impact of economic trends. Such companies may be identified from research reports, stock screens or personal knowledge of the products and services.

Capital gain distributions -- Payments to a fund's shareholders of net profits earned from selling securities in a fund's portfolio. Capital gain distributions are usually paid once a year.

Credit rating -- Independent evaluation of a bond's creditworthiness. This measurement is usually calculated through an index compiled by companies such as Standard & Poor's Rating Service, Inc. ("S&P"), Moody's Investors Service, Inc. ("Moody's"), or Fitch Investors Services, Inc. ("Fitch"). Bonds with a credit rating of BBB or higher by S&P or Fitch, or Baa or higher by Moody's, are generally considered investment grade.

Derivative -- A financial instrument whose value and performance are based on the value and performance of another security or financial instrument.

Discounted price -- The difference between a bond's current market price and its face or redemption value.

Diversification -- The strategy of investing in a wide range of securities representing different market sectors to reduce the risk if an individual company or one sector suffers losses.

Dividend yield -- The current or estimated annual dividend divided by the market price per share of a security.

Earnings growth -- A pattern of increasing rates of growth in earnings per share from one period to another, which usually causes a stock's price to rise.

Fundamental analysis -- An analysis of the balance sheet and income statements of a company in order to forecast its future stock price movements. Fundamental analysis considers records of assets, earnings, sales, products, management and markets in predicting future trends in these indicators of a company's success or failure. By appraising a company's prospects, analysts using such an approach assess whether a particular stock or group of stocks is undervalued or overvalued at its current market price.

Growth investing -- An investment style that emphasizes companies with strong earnings growth. Growth investing is generally considered more aggressive than "value" investing.

Income distributions -- Payments to a fund's shareholders resulting from the net interest or dividend income earned by a fund's portfolio.

Inflation -- A general increase in prices coinciding with a fall in the real value of money, as measured by the Consumer Price Index.

Interest rate -- Rate of interest charged for the use of money, usually expressed at an annual rate.

Market capitalization -- Market price multiplied by number of shares outstanding. Large capitalization companies generally have over $5 billion in market capitalization; medium cap companies between $1.5 billion and $5 billion; and small cap companies less than $1.5 billion. These capitalization figures may vary depending upon the index being used and/or the guidelines used by the portfolio manager.

Maturity -- The final date on which the payment of a debt instrument (e.g., bonds, notes, repurchase agreements) becomes due and payable. Short-term bonds generally have maturities of up to 5 years; intermediate-term bonds between 5 and 15 years; and long-term bonds over 15 years.

Net assets -- A fund's assets minus its liabilities. With respect to funds that have a policy to invest 80% of their net assets in particular kinds of securities, "net assets" as used in such policies means net assets plus any borrowings made for investment purposes.

Net asset value (NAV) per share -- The market value of one share of a fund on any given day without taking into account any front-end sales charge or CDSC. It is determined by dividing a fund's total net assets by the number of shares outstanding.

Price-to-book value ratio -- Current market price of a stock divided by its book value. Some firms use the inverse ratio for this calculation (i.e., book-to-price ratio).

Price-to-earnings ratio -- Current market price of a stock divided by its earnings per share. Also known as the "multiple," the price-to-earnings ratio gives investors an idea of how much they are paying for a company's earning

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36
power and is a useful tool for evaluating the costs of different securities.
The ratio may be calculated using "trailing" earnings or estimates of future
(or "forward") earnings. Some firms use the inverse ratio for this calculation (i.e., earnings-to-price ratio).

Qualitative analysis -- An analysis of the qualities possessed by a company, including its management, products and competitive positions, to help determine if the company can execute its strategies.

Return on equity -- The amount, expressed as a percentage, earned on a company's common stock investment for a given period. It is calculated by dividing common stock equity (net worth) at the beginning of the accounting period into net income for the period after preferred stock dividends but before common stock dividends. This tells common shareholders how effectively their money is being employed.

Rule 144A securities -- Rule 144A securities are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless a manager has determined, under guidelines established by a fund's trustees, that a particular issue of Rule 144A securities is liquid.

Target price -- Price that an investor is hoping a stock he or she has just bought will rise to within a specified period of time. An investor may buy XYZ at $20, with a target price of $40 in one year's time, for instance.

Technical analysis -- The research into the demand and supply for securities, options, mutual funds and commodities based on trading volume and price studies. Technical analysis uses charts or computer programs to identify and project price trends in a market, security, mutual fund or futures contract.

Top-down approach -- The method in which an investor first looks at trends in the general economy, and next selects industries and then companies that the investor believes should benefit from those trends.

Total return -- The change in value of an investment in a fund over a specific time period expressed as a percentage. Total returns assume all distributions are reinvested in additional shares of a fund.

Value investing -- A relatively conservative investment approach that focuses on companies that may be temporarily out of favor or whose earnings or assets are not fully reflected in their stock prices. Value stocks will tend to have a lower price-to-earnings ratio than growth stocks.

Volatility -- The general variability of a portfolio's value resulting from price fluctuations of its investments. In most cases, the more diversified a portfolio is, the less volatile it will be.

Yield -- The rate at which a fund earns income, expressed as a percentage. Mutual fund yield calculations are standardized, based upon a formula developed by the SEC.

Yield-to-maturity -- The concept used to determine the rate of return an investor will receive if a long-term, interest-bearing investment, such as a bond, is held to its maturity date. It takes into account purchase price, redemption value, time to maturity, coupon yield (the interest rate on a debt security the issuer promises to pay to the holder until maturity, expressed as an annual percentage of face value) and the time between interest payments.

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    If you would like more information about the Portfolios, the following documents are available free upon request:
   Annual and Semiannual Reports -- Provide additional information about the Portfolios' investments. Each report includes a discussion of the market conditions and investment strategies that significantly affected the
             Portfolios' performance during its last fiscal year.
Statement of Additional Information (SAI) -- Provides more detailed information about the Portfolios and their investment limitations and policies, has been filed with the SEC and is incorporated into this Prospectus by reference.

 To order a free copy of the Portfolios' annual or semiannual report or their
    SAI, and to make shareholder inquires generally, contact your financial representative, or the Portfolios at:
IXIS Asset Management Distributors, L.P., 399 Boylston Street, Boston, MA 02116
                            Telephone: 800-225-5478
  The Portfolios' annual and semiannual reports and SAI are available on the
                Portfolios' website at www.ixisadvisorfunds.com
         Important Notice Regarding Delivery of Shareholder Documents:
 In our continuing effort to reduce your IXIS Advisor Fund's expenses and the amount of mail that you receive from us, we combine mailings of prospectuses, annual or semiannual reports and proxy statements to your household. If more than one family member in your household owns the same fund or funds described in a single prospectus, report or proxy statement, you will receive one mailing unless you request otherwise. Additional copies of our prospectuses, reports or proxy statements may be obtained at any time by calling 800-225-5478. If you are currently receiving multiple mailings to your household and would like to receive only one mailing or if you wish to receive separate mailings for each member of your household in the future, please call us at the telephone number listed above and we will resume separate mailings within 30 days of your request.

   Your financial representative or IXIS Advisor Funds will also be happy to answer your questions or to provide any additional information that you may require.

   Information about the Portfolios, including their reports and SAI, can be reviewed and copied at the Public Reference Room of the SEC in Washington, D.C. Text-only copies of the Portfolios' reports and SAI are available free from the
   EDGAR Database on the SEC's Internet site at: www.sec.gov. Copies of this information may also be obtained, after paying a duplicating fee, by electronic request at the following E-mail address:
     publicinfo@sec.gov, or by writing the SEC's Public Reference Section,
                         Washington, D.C. 20549-0102.

 Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090.

  Portfolio Holdings A description of the Portfolios' policies and procedures with respect to the disclosure of each Portfolio's portfolio securities is available in the SAI.

 IXIS Asset Management Distributors, L.P. (IXIS Distributors), and other firms selling shares of IXIS Advisor Funds are members of the National Association of Securities Dealers, Inc. (NASD). As a service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public Disclosure Program. The program provides access to information about securities firms and their representatives. Investors may obtain a copy by contacting the NASD at 800-289-9999 or by visiting its Web site at www.NASD.com.

 IXIS Distributors distributes the IXIS Advisor Funds and Loomis Sayles Funds.
      If you have a complaint concerning IXIS Distributors or any of its representatives or associated persons, please direct it to IXIS Asset
                        Management Distributors, L.P.,

  Attn: Director of Compliance, 399 Boylston Street - 6/th/ Floor, Boston, MA
                       02116 or call us at 800-225-5478.

                  (Investment Company Act File No. 811-07345)

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           The following information is not part of the prospectus:

                   Notice of Privacy Policies and Practices

We /(1)/ consider shareholder relationships to be the hallmark of our business and are dedicated to protecting the confidentiality of any nonpublic personal information provided by our customers /(2)/. We understand the trust that our customers place in us and are committed to earning that
                          trust well into the future.

                         Types of Information Gathered

We collect personal information on applications, forms, documents, transaction histories and correspondence (electronic, written and telephonic) with customers. Through our Web sites we gather information about visitors and their needs submitted through answers to surveys, data input to calculators and information entered onto forms. This information includes but is not limited to name, postal address, e-mail address and social security number. Much of the data collected is statistical in nature and is not generally attributable to any specific customer.

                          How We Use the Information

We use the information gathered to service your account and to provide you with additional information about products and services. We do not disclose any nonpublic information about current or former customers to any unaffiliated third party except as permitted by law, or at the specific request of the customer. The information we collect, as described above, may be shared with our corporate affiliates in the financial services industry in order to enhance and improve customer communications, services, and products designed to meet our customers' needs. We may disclose some or all of the above information to affiliated and unaffiliated companies that perform marketing and other services
 (such as preparing and mailing prospectuses, reports and account statements, conducting research on client satisfaction, and gathering votes for shareholder proxies) on our or the Funds' behalf or to other financial institutions with whom we have joint marketing agreements. These parties that are not affiliated with us have agreed not to use this information for any other purpose.

          Policies and Practices to Protect Confidential Information

Only those employees that have a business need for personally identifiable data about our customers are given access to that information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect your nonpublic personal information. For example, we take precautions to help keep our information systems secure, including the use of firewalls for our Internet-based systems. We also use, when appropriate, encryption technologies, user authentication systems and access control mechanisms.

 /(1)/ For purposes of this notice the term "we" includes IXIS Advisor Funds,
   Loomis Sayles Funds, IXIS Asset Management Distributors, L.P., IXIS Asset Management Services Company, and their advisory affiliates which include IXIS
Asset Management Advisors, L.P, Loomis, Sayles & Company, L.P. and all of their successors.
/(2)/ For purposes of this notice, the terms customer or customers include both shareholders of mutual funds in the IXIS Advisor Funds, Loomis Sayles Funds and individuals who provide nonpublic personal information, but do not invest in the Funds.

                                                                     XDP51-0505